UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Notice of 2025 Annual Meeting of Stockholders and Proxy Statement

May 6, 2025 Baxter International Inc. Headquarters One Baxter Parkway Deerfield, Illinois 60015

Baxter International Inc. One Baxter Parkway Deerfield, Illinois 60015	March 25, 2025

Dear Stockholder:
It is my pleasure to invite you to attend Baxter’s Annual Meeting of Stockholders on Tuesday,
May 6, 2025, at 9 a.m. Central Time. The attached Notice of 2025 Annual Meeting of
Stockholders and Proxy Statement will serve as your guide to the business being conducted.
A New Chapter Begins: Baxter has reached a pivotal moment in its journey to redefine and reposition itself for a new era. On January 31, 2025, we completed the sale of our Kidney Care business, now known as Vantive, to Carlyle for approximately $3.4 billion of net, after-tax proceeds. This represented the final stage of a strategic transformation announced in January
2023 to enhance operational effectiveness, accelerate innovation for patients and drive value for stockholders. Additional transformative actions announced at that time included the implementation of a new segment-based, verticalized operating model and the divestiture of
Baxter's non-core BioPharma Solutions (BPS) business, both completed in 2023.
Baxter emerges today as a more strategically focused and operationally efficient company. We also remain grounded in the same fundamentals that have helped fuel our success and channel our passions for nearly a century – starting, as always, with our Mission to Save and
Sustain Lives. Our sustained emphasis on medically essential products and the diversity of our portfolio also supports durability of demand and help us navigate challenges that may affect sectors of our portfolio at any given time.
Growing Momentum: Our momentum is demonstrated in our positive companywide financial performance for continuing operations (excluding our former Kidney Care and BioPharma
Solutions businesses) for full-year 2024 across sales and earnings.
It is also evident in recent innovation that showcases our life-sustaining Mission in action. Last year marked the U.S. launch of our leading-edge Novum IQ large-volume infusion pump with
Dose IQ safety software, highlighting our expanding impact in connected care. Among other milestones, we announced ten injectable pharmaceutical product launches in the U.S. helping to address critical patient needs across a range of key therapeutical areas, including critical care, anti-infectives, pain and oncology.
We intend to continue to build upon this progress as a newly streamlined and agile enterprise.
We are united across the company in our re-envisioned efforts to redefine healthcare delivery, advance customer-inspired innovation and accelerate profitable growth – all to benefit patients, caregivers, stockholders and the full range of stakeholders that rely on us. To achieve and ideally exceed our aspirations, we must now move swiftly, execute crisply and deliver consistently on our commitments. We are excited by our opportunities in 2025 and beyond.
Leadership Updates: Earlier this year, we announced several leadership changes coinciding with our entry into this new phase. José (Joe) E. Almeida departed as Chair, President and
Chief Executive Officer (CEO), creating an opportunity for a new CEO to set Baxter’s course and vision for this next chapter. On behalf of the Board of Directors (Board) and company management, we are grateful for Joe’s nine years of leadership through a period of significant change in our portfolio, structure and markets. Joe continues to serve in an advisory capacity through October 31, 2025.
My own role has also shifted. After joining as a Baxter Board member in May 2022, and having served as Lead Independent Director from April 2023 through February 2025, I am now honored to serve as Chair and Interim CEO as the Board leads a thorough search for Baxter’s permanent CEO.
The company has also appointed Heather Knight to the new role of Executive Vice President and Chief Operating Officer (COO). Heather is a proven leader who has driven outstanding performance across multiple roles since joining Baxter in 2019. Most recently, she has led the profitable growth and enhanced innovation of our Medical Products & Therapies segment,
Baxter’s largest segment by sales. She is currently serving as the Interim Group President,
Medical Products & Therapies until her successor is appointed. As COO, she will oversee strategies across our commercial segments and closely aligned functions, with a keen focus on driving operational excellence and creating a more holistic experience for our customers, caregivers and the patients they serve.

North Cove Recovery: A further expression of our momentum, as well as our resilience, is how effectively we rise to our challenges; and no challenge in recent memory for Baxter has been greater than the impact of Hurricane Helene on our North Cove, North Carolina,
manufacturing facility. Flooding from the rain and storm surge in September 2024 forced a temporary shutdown in site operations, requiring a vast recovery effort. Our North Cove and broader Baxter teams, in coordination with government agencies, focused immediately on supporting employees in affected communities, bringing the facility back online, and working to help ensure ongoing supply continuity for patients.
By early 2025, North Cove had returned to production at pre-hurricane levels. The pace of recovery and dedication of the team have been nothing short of remarkable. I want to express my deep gratitude to all involved in this effort, within Baxter and beyond. I also share profound thanks with our customers for their patience as our team continues to work diligently to support supply continuity and replenish inventory.
Commitment to Corporate Responsibility: As we evolve our profile as a healthcare leader, we remain committed to sound corporate citizenship. Our 2030 Corporate Responsibility
Commitment, introduced in 2021, underscores our embrace of social responsibility, sustainable business practices and operating as an employer of choice through three pillars: Empower our
Patients; Protect our Planet; and Champion our People and Communities.
Our progress against our goals is published annually in our Corporate Responsibility Report, which is available on www.baxter.com. Just as Baxter and its communities are ever changing, we periodically reassess our objectives to ensure alignment with our broader trajectory and opportunities. We expect to refresh our commitment and goals sometime in the future following the appointment of a new permanent CEO.
Annual Meeting Details: Baxter’s upcoming Annual Meeting will be held again in a virtual format only. Please review the information on attendance provided in the attached Notice of
2025 Annual Meeting of Stockholders and Proxy Statement.
Details of the business to be conducted at the Annual Meeting are included in the proxy statement, which we encourage you to read carefully.
Your vote is important to us, and I urge you to vote your shares as promptly as possible. You may vote your shares by Internet or by phone. If you received a paper copy of the proxy card by mail, you may sign, date and return the proxy card in the accompanying envelope.
Stockholders of record will also be able to vote at the Annual Meeting.
You will be able to submit questions in advance of and during the Annual Meeting.
In closing, I am proud to recognize our engaged, talented and highly motivated team of Baxter colleagues worldwide, whose hard work has helped us reach this exciting new chapter in pursuit of our life-sustaining mission.
On behalf of our Board, senior management, and the entire Baxter team, thank you for your continued confidence and support. We look forward to your participation in the annual meeting.
Sincerely yours,
Brent Shafer
Chair and Interim CEO

Baxter International Inc. One Baxter Parkway Deerfield, Illinois 60015	March 25, 2025

Dear Stockholder:
On behalf of the Board of Directors, I would like to thank you for your continued investment in
Baxter and for your ongoing support. It is my distinct privilege to write to you about recent developments at Baxter in my new role as Lead Independent Director, having been appointed earlier this year following my service on the Board since 2021. I look forward to continuing my work alongside a skilled Board of Directors and under the guidance of Brent Shafer, our recently announced Chair and Interim CEO.
The company made meaningful progress in completing key elements of its broad strategic transformation announced in January 2023, which included implementing a simplified operating model, divesting the BPS business and completing the separation of Vantive.
Further, in 2024, the Board remained committed to sound and effective corporate governance practices and transparent disclosure, including regarding Board refreshment, leadership succession planning, and Baxter’s robust stockholder engagement program.
I would like to highlight some recent key developments and focus areas at Baxter:
•Effective Oversight of Leadership Succession Planning: Oversight of Baxter’s
ongoing leadership succession efforts remains a top priority for the Board. In
February 2025, Baxter announced that Joe Almeida ceased serving in his executive roles and on the Board. I would like to thank Joe for his leadership throughout his nine years as CEO of Baxter. In connection with Joe's departure, the Board formed a CEO Search Working Group to help lead the search for the permanent CEO in partnership with the Nominating, Corporate Governance and Public Policy
Committee.
The Board's effective management development and succession planning process has also led to the election of Heather Knight as COO. The Board believes that this new role will ultimately promote more efficient operations across the company.
•Ongoing Commitment to Board Evolution and Engagement: The Board is
composed of an experienced group of independent directors with a wide range of skills, experiences and qualifications. As part of our thoughtful approach to Board composition, in 2024, we appointed Jeffrey (Jay) Craig, retired Chief Executive
Officer and President of Meritor, Inc., to the Board. Jay complements the Board's expertise with deep financial, broad operational and public company board experience. Jay was also appointed as Chair of the Audit Committee, effective
December 31, 2024, in connection with the resignation of Peter Wilver from the
Board. I would like to thank Peter for his service on the Board and for his commitment to Baxter. Our comprehensive Board refreshment practices are critical to the Board’s success and help to ensure an appropriate balance of fresh perspectives while maintaining critical institutional knowledge.
Additionally, we refreshed Board committee oversight in 2024 and 2025 by moving oversight of innovation strategy and cybersecurity generally from the Quality and
Regulatory Compliance and Audit Committees, respectively, to the full Board, consistent with the recent implementation of Baxter's new operating model. We also updated the Company's Corporate Governance Guidelines and each standing committee's charter in furtherance of Baxter's commitment to strong governance and transparency.
In further continuance of our sound corporate governance practices, in 2024 and early 2025, Baxter continued its long-standing stockholder engagement program.
These conversations with our stockholders focused on our leadership transition and
CEO search process, corporate governance, executive compensation and corporate responsibility matters. As a result of stockholder engagement over the years, the
Board is better able to understand stockholder perspectives and incorporate them into its decision-making process.

•Diligent Board Oversight of Company Strategy: I remain fully confident in the company’s strategy, our highly skilled and experienced Board and the Baxter management team’s ability to deliver on a strong path of creating long-term stockholder value and delivering on its Mission to Save and Sustain Lives. The
Board plays a critical role in overseeing the strategic direction of the company, including the recently completed strategic initiatives, and helps to ensure that
Baxter’s corporate culture supports and aligns with its short- and long-term strategies.
To further the Board’s oversight of Baxter’s strategic transformation and as part of our leadership transition announced in February 2025, the Board formed a new
Operating Committee. The committee is designed to be short-term in nature to help support Baxter through this transition process and it is scheduled to dissolve six months following the Board’s appointment of a permanent CEO.
Thank you in advance for your support at the 2025 Annual Meeting of Stockholders, which will be held on May 6, 2025. On behalf of the Board, we look forward to continuing our progress in the year ahead and remain confident in the strength of our leadership team to lead Baxter into our next chapter.
Best regards,
Nancy Schlichting
Lead Independent Director and
Chair of the Compensation and Human Capital Committee

investor.baxter.com

Table of Contents	i

investor.baxter.com

Notice of 2025 Annual Meeting of Stockholders and Proxy Statement	1

Notice of 2025 Annual Meeting of Stockholders and Proxy Statement

The Annual Meeting is scheduled to be held by means of
a virtual-only format to provide a safe, convenient and
cost-efficient experience to all stockholders regardless of
location. The Annual Meeting will take place on Tuesday,
May 6, 2025 at 9:00 a.m., Central Time. Online access to
the Annual Meeting will begin at 8:45 a.m., Central Time,
on the same date. You can attend the Meeting by
accessing www.virtualshareholdermeeting.com/
BAX2025.
The Annual Meeting will be held for the following
purposes:
How Do I Vote?

By Internet, following the instructions on the Notice of Internet Availability of Proxy Materials or the proxy card;

By telephone, using the telephone number printed on the proxy card; or

To elect the ten directors named in the proxy statement.

By mail (if you received your proxy materials by mail), using the enclosed proxy card and return envelope.
To approve, on an advisory basis, named executive officer compensation for 2024.

To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Baxter International Inc. (Baxter or the company) for 2025.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

To vote on the one stockholder proposal as described in the proxy statement, if such proposal is properly presented at the Annual Meeting.
The proxy statement relating to the Annual Meeting and the Annual Report to Stockholders for the year ended December 31, 2024 are available at http://materials.proxyvote.com/071813

To transact any other business that may properly come before the Annual Meeting.

The Board recommends that stockholders vote FOR
Items 1, 2 and 3. The Board recommends that
stockholders vote AGAINST the stockholder proposal
referred to in Item 4. Stockholders of record at the close
of business on March 13, 2025 will be entitled to vote at
the Annual Meeting.
By order of the Board,
Ellen K. Bradford
Corporate Secretary

The Annual Meeting will again be held only
in a virtual format to provide a safe,
convenient and cost-efficient experience to
all stockholders regardless of location. As
always, you are encouraged to vote your
shares prior to the Annual Meeting whether
or not you plan to attend the Annual
Meeting. Details on how to attend the
Annual Meeting and further information can
be found at “General Information—Other
Information—Attending the Annual
Meeting.”

| 2025 Annual Meeting of Stockholders and Proxy Statement

2	Notice of 2025 Annual Meeting of Stockholders and Proxy Statement

Proxy Statement
The accompanying proxy statement is solicited on behalf of the Board for use at the Annual Meeting to be held on Tuesday, May 6, 2025. On or about March 25, 2025, Baxter began mailing to stockholders of record a Notice of Internet Availability of Proxy Materials providing instructions on how to access proxy materials via the Internet and how to vote online (www.proxyvote.com). Stockholders who did not receive the Notice of Internet Availability of Proxy Materials as a result of a previous election will receive a paper or electronic copy of the proxy materials, which Baxter also began sending on or about March 25, 2025.

investor.baxter.com

Proxy Statement Highlights	3

Proxy Statement Highlights

To assist you in reviewing the proposals to be acted upon at the Annual Meeting, this section presents summary detail about each non-routine voting item. For more complete information, please review the company’s Annual
Report on Form 10-K for the year ended December 31, 2024 (the 2024 Form 10-K) and the complete proxy statement.

Election of Directors
What am I voting on?
You will be asked to vote for the election of the ten director nominees set forth below for a term of one year.
What is the Board’s recommendation?
The Board recommends a vote FOR the election of each of the director nominees.
As demonstrated in the director skills matrix included on page 7, the Board believes that the ten directors standing for election possess a desirable mix of skills, backgrounds, professional and industry experience and qualifications.
These directors also reflect the Board’s commitment to regular refreshment, as demonstrated by the appointment of Mr. Jeffrey A. Craig in September 2024.
The Board believes that each director is individually qualified to make unique and substantial contributions to the Board, and, collectively, the directors’ diverse and complimentary skill sets, viewpoints and perspectives enable the Board to provide the company with valuable insight and effective oversight with respect to its business, overall performance and strategic direction. Baxter's directors’ unique qualifications have also better enabled the Board, as a whole, to effectively consult with management on succession planning, including in light of the ongoing CEO transition, as well as the company’s strategic and operational plans and capital allocation decisions, including with respect to the recent sale of its Kidney Care business and the company's disaster recovery efforts at its North Cove facility in response to the impacts from Hurricane Helene. See below for additional information regarding the qualifications, experiences and backgrounds of the directors and recent Board developments.
Where can I find more information?
Concise supporting information is presented below.

See also “Corporate Governance at Baxter International Inc.—Proposal 1 —Election of Directors” for additional information.

| 2025 Annual Meeting of Stockholders and Proxy Statement

4	Proxy Statement Highlights

Name[1] Primary Occupation	Age	Director Since	Independent Y/N	Key Attributes and Skills	A	CHC	NCGPP	QRC	O
William A. Ampofo II Chair, Supply Chain Operations Council and Vice President, Parts & Distribution Services and Supply Chain, Boeing Global Services of Boeing Company	51	2023	Y	✓Deep operational expertise and strong track record as a supply chain leader ✓ Significant experience driving transformation and enabling strategic transactions at multinational companies				⬛	⬛
Jeffrey A. Craig Chief Executive Officer and President of Meritor, Inc. (retired)	64	2024	Y	✓Significant financial expertise, including as Chief Financial Officer at Meritor, Inc. ✓ Meaningful leadership, risk management and operational experience	▲
Patricia B. Morrison Executive Vice President, Customer Support Services & Chief Information Officer, Cardinal Health, Inc. (retired)	65	2019	Y	✓Significant experience in information technology (IT) and cybersecurity at global healthcare companies ✓ Meaningful human capital management experience	⬛		⬛		⬛
Stephen N. Oesterle, M.D. Healthcare Industry Consultant, former Senior Vice President, Medicine and Technology, Medtronic plc	74	2017	Y	✓Significant experience in the medical products and healthcare industries (including strategic transactions) ✓ Strong scientific and medical background, including as a former practicing cardiologist			⬛	▲
Stephen H. Rusckowski. Chair and Chief Executive Officer and President of Quest Diagnostics, Inc. (retired)	67	2023	Y	✓Significant operational experience in the healthcare industry ✓Strong track record as a transformational leader, including in the context of large scale separation transactions		⬛		⬛	▲
Nancy M. Schlichting President and Chief Executive Officer, Henry Ford Health System (retired)	70	2021	Y	✓ Significant experience in healthcare administration in senior-level executive roles with health care providers ✓Meaningful human capital management experience		▲		⬛
Brent Shafer Chair and Interim Chief Executive Officer of Baxter International Inc.	67	2022	N
✓Significant experience leading global
organizations, including as Chair and Chief
Executive Officer of Cerner Corporation
✓Strong digital health capabilities and
experience transforming complex
organizations

Cathy R. Smith Chief Financial Officer of Starbucks Corporation	61	2017	Y
✓Significant financial expertise and
corporate leadership experience, including
in responding to cybersecurity incidents
and overseeing large strategic transactions
✓ Meaningful human capital management
experience
					⬛		▲
Amy A. Wendell Senior Vice President of Strategy and Business Development, Covidien (retired)	64	2019	Y	✓ Extensive experience in business development and strategy in the healthcare industry, including significant mergers & acquisitions and integration experience		⬛		⬛	⬛
David S. Wilkes, M.D. Former Dean of University of Virginia School of Medicine, Chief Scientific Officer and Co- Founder, ImmuneWorks, Inc.	68	2021	Y
✓Significant scientific and medical
experience, including as the co-founder
and chief scientific officer of a
biotechnology start-up
✓Extensive experience leading large,
complex organizations, including as a
former dean of a large medical school
							⬛	⬛

Key
▲	Committee Chair	A	Audit Committee	QRC	Quality and Regulatory Compliance Committee
⬛	Committee Member	CHC	Compensation and Human Capital Committee	O	Operating Committee
		NCGPP	Nominating, Corporate Governance and Public Policy Committee
________________
1.Directors standing for election on May 6, 2025. Committee assignments and ages reflected in this chart speak as of March
25, 2025.

investor.baxter.com

Proxy Statement Highlights	5

2024 Board and Governance Highlights

Governance Practices	See pages 19 and 22
•Strong Governance Practices: Baxter remains committed to strong corporate governance practices and protecting stockholder rights. As a result, the Board has adopted the following practices and provisions in related governance documents, among others:
•Strong Lead Independent Director with robust and clearly defined responsibilities;
•Meaningful director and officer stock ownership requirements;
•Annual director elections;
•Majority voting standard coupled with a resignation policy;
•Nine out of ten directors are independent;
•All Board committee chairs and members are independent;
•Executive sessions of independent directors held at each regularly scheduled Board meeting;
•Mandatory retirement age;
•Regular Board refreshment, including the appointment of five new directors in the last three years;
•No supermajority voting provisions;
•Single class of voting stock;
•Proxy access rights;
•No poison pill in place;
•Stockholders have the right to call special meetings (with a 15% threshold);
•Stockholders have the right to act by written consent;
•Use of independent experts, such as auditors and compensation consultants; and
•Robust director orientation and continuing education programs.
•Focus on Board Refreshment and Oversight Responsibilities: Continued Board focus on refreshment led to the appointment of a new Lead Independent Director and changes in Board and committee composition and responsibilities in 2024 and 2025, as described below:
•In September 2024, after the retention of an independent search firm and thorough consideration of several potential candidates, Jeffrey A. Craig, retired Chief Executive Officer and President of Meritor, Inc., was
appointed to the Board and the Audit Committee. Mr. Craig was also appointed as chair of the Audit
Committee, effective December 31, 2024, in connection with the resignation of Peter Wilver from the Board.
•Brent Shafer was appointed as Chair and Interim CEO, effective February 3, 2025, in connection with the departure of Joe Almeida, while the Board searches for a permanent CEO with the assistance of a leading search firm.
•In February 2025, the Board formed a CEO Search Working Group consisting of independent directors to oversee the search for a permanent CEO.
•Nancy Schlichting was appointed to serve as Lead Independent Director in February 2025.
•Refreshed Board committee oversight in 2024 and 2025, including moving oversight of innovation strategy and cybersecurity generally from the QRC and Audit Committees, respectively, to the full Board, consistent with the implementation of Baxter's new operating model.
•In 2025, the Board's Operating Committee was formed in connection with the ongoing CEO transition. The
Operating Committee is scheduled to sunset six months after the appointment of a permanent CEO.
Stephen Rusckowski was appointed as chair of the Operating Committee.
•Refreshed the company's Corporate Governance Guidelines and each standing committee's charter in furtherance of Baxter's commitment to strong governance and transparency.
•As of March 13, 2025, average director age was 59.2 years and average director tenure was 3.8 years.
•Board's and Board Committees' Annual Self-Assessment Process: In November 2024, the Board and
each of its committees conducted an annual self-assessment process in which each independent director provided commentary on the performance and effectiveness of the Board and each committee on which he or she serves. Outputs from this assessment process informed the Board's and each committee's continuing refreshment efforts and changes to committee charters. For more information regarding this annual evaluation process, see "Corporate Governance at Baxter International Inc.— Board of Directors— Annual Board and
Committee Evaluation".
•Stockholder Engagement: Baxter has a robust corporate governance outreach program in place to enable it to better understand the perspectives of its stockholders.
•Since the completion of the 2024 annual meeting and through early 2025, as part of the company's annual corporate governance outreach program, Baxter has engaged in discussions with stockholders representing

| 2025 Annual Meeting of Stockholders and Proxy Statement

6	Proxy Statement Highlights

approximately 30% of the company’s outstanding shares (calculated as of December 31, 2024). These discussions followed an outreach to top Baxter investors representing over 60% of Baxter’s outstanding shares (calculated as of December 31, 2024).
•Topics discussed with stockholders included company strategy and performance (including the separation of the Kidney Care business), the remediation efforts at the North Cove facility, management succession planning and other corporate governance matters (including the ongoing CEO search and Board composition), Board leadership structure, executive compensation matters (including the 2024 Say on Pay vote and the 2024 stockholder proposal) and corporate responsibility initiatives.
•Responsiveness to Stockholders: Baxter is committed to being responsive to the views of stockholders and has worked to reflect stockholders' perspectives in its governance policies, executive compensation program and corporate responsibility initiatives. This engagement over the years has resulted in enhancements to
Baxter's proxy disclosure, including disclosures relating to the ongoing Board refreshment efforts (which most recently resulted in the addition of Jeffrey Craig to the Board), management succession planning as well as various corporate responsibility related updates. It also informed the Board's position on the stockholder proposal to be voted on at the Annual Meeting again this year.  In addition, the company continues to evolve its disclosure regarding the performance reviews of the CEO and the other named executive officers (NEOs) and how they impacted related incentive payouts and included additional disclosures regarding the factors the CHC
Committee considers when reviewing executive pay. These responsive actions are a continuation of the
Board’s strong track record of responsiveness.
•Overboarding: The company's Corporate Governance Guidelines limit the number of public company boards on which Baxter directors may serve. Specifically, the Corporate Governance Guidelines provide that no director who is employed full time may serve on the boards of directors of more than two public companies
(including the Board) and no other director may serve on the boards of directors of more than four public companies (including the Board). The Board considers the outside commitments of directors in connection with the annual nominating process. Any waivers to the overboarding policy (including the one granted in connection with the appointment of Mr. Shafer as Interim CEO) must be approved by the NCGPP Committee.
Changes in director circumstances need to be reviewed and approved by the NCGPP Committee in accordance with the Corporate Governance Guidelines. See “Corporate Governance at Baxter International
Inc.—Board of Directors—Director Overboarding” for additional detail regarding the Baxter’s overboarding policy.

investor.baxter.com

Proxy Statement Highlights	7

Board Qualifications, Experiences and Backgrounds
The matrix included below represents some of the key skills, experiences and backgrounds that the Board has identified as particularly valuable to the oversight of the company and illustrates how the current director nominees individually and collectively possess these key competencies and backgrounds. The matrix does not encompass all of the skills, experience, qualifications and attributes of the director nominees (including additional ones that may have been considered by the Board and the NCGPP Committee in this year's director nomination process), and no specific weights are assigned to any of the skill sets in the matrix. Additionally, the fact that a particular skill, experience, qualification or attribute for a nominee is not listed below does not mean that he or she does not possess that particular skill, experience, qualification or attribute. The Board believes that its highly qualified director nominees provide the Board with a complementary mix of skills, experience and perspectives necessary for effective oversight.

	William Ampofo	Jeffrey Craig	Patricia Morrison	Stephen Oesterle	Stephen Rusckowski	Nancy Schlichting	Brent Shafer	Cathy Smith	Amy Wendell	David Wilkes
Skills and Experience
Healthcare Marketing / Delivery
Relevant expertise required to effectively assess Baxter's portfolio management and innovation strategies in light of the competitive and dynamic landscape in which Baxter operates
			■	■	■	■	■		■	■
Quality, Regulatory and Compliance
Critical skills (including the development and oversight of clinical trials) needed to help Baxter launch new products consistent with Baxter's commitment to patient safety and quality
	■			■		■			■	■
Financial Expertise / Risk Management Critical skills necessary to help promote the company's financial performance and to help maintain appropriate internal controls	■	■	■			■	■	■	■
Manufacturing and R&D
Critical knowledge to help oversee Baxter's global manufacturing and research and development operations, including in response to global supply chain challenges and evolving macroeconomic dynamics
	■	■		■	■		■		■
Cyber / IT
Essential expertise to help Baxter pursue digital health opportunities in connection with its continuing focus on connected care, consistent with emerging cybersecurity and artificial intelligence practices and regulations as well as evolving market demands and privacy regulations
		■	■	■				■
M&A / Transactional Important skills to help Baxter achieve its long term strategies as the company assesses potential future portfolio adjustments	■	■		■	■	■	■	■	■
International
International market knowledge and business acumen critical to Baxter's key growth strategies and priorities. Approximately 45% of Baxter's 2024 revenues from continuing operations were from outside the U.S.
	■	■		■	■		■	■	■
Human Capital Management Essential skills to help oversee the company's talent and leadership development, employee compensation and employee engagement efforts		■	■		■	■	■	■		■
Other Sector Leadership Enables the Board to incorporate best practices from other industries, in response to emerging trends or otherwise	■	■	■	■			■	■	■	■
Demographic Information[1]
Gender	M	M	F	M	M	F	M	F	F	M
Ethnic/Racial Diversity	■									■
LGBTQ+						■
1.As self-identified by each director nominee.

| 2025 Annual Meeting of Stockholders and Proxy Statement

8	Proxy Statement Highlights

Advisory Vote to Approve Named Executive Officer
Compensation for 2024
What am I voting on?
You are asked to cast a non-binding advisory vote to approve Baxter’s 2024 compensation programs as described in the “Executive Compensation—
Compensation Discussion and Analysis” section of the proxy statement.
What is the Board’s recommendation?
The Board recommends a vote FOR this proposal.
The Board and the CHC Committee believe that Baxter’s executive compensation programs appropriately align executives’ interests with Baxter’s strategies and long-term objectives. See “—Performance Highlights” below for additional information regarding 2024 financial and compensation design highlights.
Where can I find more information?
Concise supporting information is presented below.

See “Executive Compensation—Proposal 2—Advisory Vote to Approve Named Executive Officer Compensation for 2024” for additional information.

investor.baxter.com

Proxy Statement Highlights	9

Performance Highlights

Further Information
Financial results for 2024
The company’s publicly reported financial results from continuing operations for 2024 are set forth below. Baxter’s performance in 2024 reflects its building momentum as the company continued to execute upon the strategic initiatives announced in January 2023.  These amounts do not include results for the company’s Kidney Care business, which was sold in January 2025 and the results of which are reflected in the company’s discontinued operations for 2024.
See page 39

Global Net Sales		GAAP Earnings per Share
		($0.64)	NM1
$10.6 billion	3% versus 2023
Adjusted Earnings per Share
		$1.89	11% versus 2023
1.As used in the chart above, NM means not meaningful

Operating Cash Flow
$819 million	32% versus 2023
Free Cash Flow
$373 million	52% versus 2023
The amounts set forth above represent Baxter’s publicly disclosed results from continuing operations for 2024.
Adjusted earnings per share (EPS) and free cash flow are non-GAAP financial measures (as defined below).
Adjusted EPS excludes the impact of special items, net of the related income tax effects. Free cash flow represents net cash provided by operating activities less capital expenditures. See Baxter’s Periodic Report on
Form 8-K dated February 20, 2025 for a reconciliation of these non-GAAP measures to the applicable measure calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and for information about why management believes that non-GAAP financial measures, when used in conjunction with the results presented in accordance with GAAP and the company’s reconciliations to corresponding GAAP financial measures, may enhance an investor’s overall understanding of the company’s past financial performance and prospects for the future. Non-GAAP financial measures should be considered in addition to, and not as substitutes for, information prepared in accordance with GAAP.
For purposes of calculating performance under the company’s 2024 annual incentive plan, net sales were calculated at budgeted exchange rates (as of January 1, 2024) and include net sales from discontinued
operations for all of 2024. This measure is referred to herein as Adjusted Net Sales Including Discontinued
Operations and was $15.2 billion for 2024.
For purposes of calculating performance under the company’s 2024 annual incentive plan, Adjusted EPS includes adjusted EPS from discontinued operations for all of 2024, less certain operational adjustments to the extent that they were not included in the 2024 adjusted EPS target. This measure is referred to herein as Further
Adjusted EPS Including Discontinued Operations and was $2.79 for 2024.

| 2025 Annual Meeting of Stockholders and Proxy Statement

10	Proxy Statement Highlights

For purposes of calculating performance under the company’s 2024 annual incentive plan, free cash flow includes free cash flow from discontinued operations for all of 2024, less certain income tax payments that were disbursed in the third quarter of 2024 and were included in discontinued operations related to the company's
BPS business, which was sold in 2023, and certain operational adjustments to the extent that they were not included in the 2024 free cash flow target. This measure is referred to herein as Adjusted Free Cash Flow
Including Discontinued Operations and was $501 million for 2024.
See “Executive Compensation—Compensation Discussion and Analysis—Elements of Executive Compensation
—Annual Incentive Plan—Determination of 2024 Annual Incentive Plan Payouts” for reconciliations of Adjusted
Net Sales Including Discontinued Operations, Further Adjusted EPS Including Discontinued Operations and
Adjusted Free Cash Flow Including Discontinued Operations to the applicable measures calculated in accordance with GAAP.
Compensation Design for 2024
The table below summarizes Baxter’s consistent compensation design for 2024 and highlights design and payouts that are linked to Baxter’s pay-for-performance philosophy. More detail regarding plan design can be found in the “Executive Compensation—Compensation Discussion and Analysis” section of the proxy statement.
% of Total Target Direct  2024 Compensation
Salary
(Cash)
Long-Term
Incentive
(Stock)
Annual
Incentive
(Cash)
NA
Provides a base level
of competitive
compensation to
attract and retain
executive talent
Increases to align
to market only for
CFO and two other
NEOs
8%
15%
14%
78% of
Compensation
2024:
50% PSUs / 50%
RSUs
16%
69% of
Compensation
2024:
CFO:
50% PSUs/ 50% RSUs
Other NEOs:
100% RSUs
Payouts between
94% - 113% of
target, tied to
business and
individual
performance
PSU payout for
cycle ending in
2024 for the CEO
and CFO was 0%
of target
Used to motivate and
reward executives for
company and
individual
performance
Used to motivate and
reward an executive's
contributions to
achieving the
company's long-term
objectives and
increasing
stockholder value
50%
Adj. Net
Sales
25%
Adj. EPS
25%
Free Cash
Flow
Individual
Performance
Assessment
0%-125%1
RSUs
PSUs2
100% Relative Total
Shareholder Return (TSR)
CEO
Other NEOs (Average)
Results
Objective
Metric
1 Applies to members of the Executive Operating Committee (including all NEOs)
2 Applies only to the CEO and Chief Financial Officer (CFO)

investor.baxter.com

Proxy Statement Highlights	11

Pay-Per-Performance Alignment
Baxter’s short- and long-term incentive plans consist of metrics that the company believes are among the most critical to drive sustainable financial performance.  They provide a balance among focusing on organic growth, profitability and the financial health of day-to-day operations.

Metric	Rationale	Financial Results (as measured for incentive plan purposes and including discontinued operations)
Annual Incentive Plan Metrics:
•Adjusted Net Sales
•Most important metric in the annual incentive
plan, as it is assigned twice the weight (50%)
as the other two metrics, emphasizing the
importance of growing sales as the basis of
financial stability.  For Messrs. Almeida and
Grade, Adjusted Net Sales is measured on a
company-wide basis, while for Ms. Knight
and Messrs. Sonig and Toth, it is measured
on a segment basis (Medical Products &
Therapies, Pharmaceuticals and Kidney
Care, respectively).

•Company-Wide Performance: grew 1%
versus 2023, resulting in funding of 122% of
target
•Medical Products & Therapies: grew 6%
versus 2023, resulting in funding of 115% of
target
•Pharmaceuticals: grew 8% versus 2023,
resulting in funding of 149% of target
•Kidney Care: grew 4% versus 2023,
resulting in funding of 183% of target

•Adjusted EPS	•Assigned 25% weight in the annual incentive plan to recognize the importance of profitability as a key investor metric. For all NEOs, Adjusted EPS is measured on a company-wide basis.	•Decreased 4% versus 2023, resulting in funding of 86% of target
•Adjusted Free Cash Flow
•Assigned 25% weight in the annual incentive
plan to recognize the importance of having
cash to fund growth and pay financial
obligations.  For all NEOs, Adjusted Free
Cash Flow is measured on a company-wide
basis.
•Decreased 53% versus 2023, resulting in funding of 53% of target
Long-term Incentive Metrics: (each equally weighted, with a three-year performance period, taking into account Baxter's long-range plan)[1]
•Return on Invested Capital (ROIC)	•Recognizes the importance of efficient use of invested capital to generate sustainable long- term value.	•ROIC during the 2022-2024 performance period was 6.5% (below threshold, resulting in 0% payout in respect of achievement against the ROIC metric)
•Net Sales Compound Annual Growth Rate (CAGR)	•Recognizes the importance of sales growth over a longer period of time to reinforce stability and future growth.	•Net Sales CAGR during the 2022-2024 performance period was 2.6% (below threshold, resulting in 0% payout in respect of achievement against the net sales CAGR metric)
•Relative TSR	•Recognizes the importance of creating stockholder value.	•Relative TSR from the 2022-2024 performance period was the 6.3rd percent rank (below threshold, resulting in 0% payout in respect of achievement against the relative TSR metric)
[1] For PSUs granted in 2024, which were granted solely to the CEO and CFO, relative TSR is the sole metric.

| 2025 Annual Meeting of Stockholders and Proxy Statement

12	Proxy Statement Highlights

Executives to Retain Significant Stock
What am I voting on?
If properly presented, you will be asked to vote on a stockholder proposal that asks the Board to adopt a policy requiring NEOs to retain a significant percentage of stock acquired through equity pay programs until reaching normal retirement age (an age of at least 60) and to report to stockholders regarding the policy in the company’s next annual proxy statement.
What is the Board’s recommendation?
The Board of Directors recommends a vote AGAINST the stockholder proposal.
Where can I find more information?
Concise supporting information is presented below.

See “Stockholder Proposal—Proposal 4—Executives to Retain Significant Stock” for additional information.

Items to consider when evaluating this proposal:
• Baxter’s current stock ownership guidelines already require significant stock retention by executives:
Baxter’s CEO is required to achieve ownership of Baxter common stock valued at a minimum of six times annual base salary within five years of appointment. Each other executive officer is required to achieve ownership of Baxter common stock valued at a minimum of four times annual base salary within five years of becoming an executive officer.

•The company’s existing stock ownership guidelines are accomplishing their intended purpose: As of
December 31, 2024, each of the NEOs who is still serving as an executive officer with the company had met his or her ownership requirements or, using reasonable assumptions, was on track to achieve his or her stock ownership objective within the prescribed time frame.

•The proposal fails to strike a reasonable balance between aligning the interests of stockholders and management and motivating desired management behavior: The Board believes that Baxter’s emphasis on long-term incentive grants motivates executives to drive the long-term performance of the company and aligns their long-term interests with those of stockholders. However, Baxter also recognizes the fact that executives need some flexibility to manage their own financial affairs, which may, from time to time, include the sale of Baxter stock held as a result of the vesting of these equity grants that exceed the ownership guidelines.

•The proposal would put Baxter at a competitive disadvantage for attracting and retaining top executive talent and would create an unnecessary administrative burden on Baxter without commensurate value to stockholders: Requiring NEOs to hold additional shares until retirement is more stringent than current market practice and would be unnecessarily burdensome to the executives, which, as a result, may impact Baxter’s ability to attract and retain top executive talent. Further, the NEOs often change year-to-year and this proposal may place different stock retention requirements on certain executives every year, which would be difficult for Baxter to administer. Instead, the company believes its current robust stock ownership requirements, which are consistent with market practice and apply to all of Baxter’s executive and corporate officers, provide meaningful stock ownership and retention requirements at a lower administrative cost for the company.

•The majority of Baxter’s stockholders voted against a similar proposal last year: Baxter’s stockholders considered, and rejected, a similar proposal in 2023 and 2024, with support for the proposal declining year over year. This indicates that Baxter’s stockholders remain generally supportive of the Board’s position on this proposal and current executive compensation structure.

investor.baxter.com

Corporate Governance at Baxter International Inc.	13

Corporate Governance at Baxter International Inc.

Election of Directors
The Board has nominated ten director nominees for election for a term of one year.
The Board of Directors recommends a vote FOR the election of each of the director nominees named below under “–Nominees for Election as
Directors.”

In uncontested elections, Baxter’s Bylaws require each director to be elected by a majority of the votes cast with respect to his or her election; that is, the number of votes cast “for” a director's election must exceed the number of votes cast "against" his or her election. Abstentions and broker non-votes are not considered votes cast and therefore have no effect on the election of directors. In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the shares represented in person or by proxy and entitled to vote on the election of directors.
All of the nominees have indicated their willingness to serve if elected, but if any nominee should be unable or unwilling to stand for election, proxies may be voted for a substitute nominee designated by the Board. The election of directors at the Annual Meeting is an uncontested election, which means each director nominee must receive a majority of the votes cast with respect to his or her election in order to be reelected to the Board.
Unless proxy cards are marked otherwise, the individuals named as proxies intend to vote the shares represented by proxy in favor of all of the Board’s nominees.
Under the company’s Bylaws, any incumbent director who fails to be reelected at the Annual Meeting because he or she does not receive the required majority support must offer his or her resignation to the Board. The NCGPP
Committee will then make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will consider the NCGPP Committee’s recommendation when deciding whether to accept or reject the tendered resignation and publicly disclose its decision and the rationale behind it within 90 days from the date that the election results are certified. A director who offers his or her resignation may not participate in the Board’s or the NCGPP Committee’s discussions or decision.
Set forth below under “–Nominees for Election as Directors” is information concerning each of the nominees for election.

| 2025 Annual Meeting of Stockholders and Proxy Statement

14	Corporate Governance at Baxter International Inc.

Nominees for Election as Directors

William A. Ampofo II
Independent Director
Age 51
Director since 2023
Committees: Quality and Regulatory Compliance and
Operating
Biography
Mr. Ampofo has worked for Boeing Company (Boeing),
a leading global aerospace company, since 2016 and
currently serves as Chair, Supply Chain Operations
Council and Senior Vice President, Parts &
Distribution Services and Supply Chain function for
Boeing Global Services. Prior to joining Boeing, he
spent 22 years at United Technologies Corporation
(which later merged with Raytheon Company to form
Raytheon Technologies), a multinational conglomerate
which researched, developed, and manufactured
products, including aircraft engines, aerospace
systems, among other industrial products, working in
roles of increasing responsibility related to finance, IT,
corporate strategy and operations. Mr. Ampofo
currently serves as a member of the board of trustees
of The Episcopal School of Dallas.
Key Attributes, Experience and Skills
Extensive experience leading global organizations as
a result of his role as Chair, Supply Chain Operations
Council and Senior Vice President, Parts &
Distribution Services and Supply Chain function at
Boeing and his 22 years of finance, operational, IT
and corporate strategy experience at United
Technologies Corporation.

Jeffrey A. Craig
Independent Director
Age 64
Director since 2024
Committees: Audit
Biography
Mr. Craig is the former Chief Executive Officer and
President of Meritor, Inc. (Meritor), a global supplier of
drivetrain, mobility, braking and aftermarket solutions
for commercial vehicles, a position he held from 2015
until 2021. Prior to this, from 2014 to 2015, Mr. Craig
was President and Chief Operating Officer, with
oversight of Meritor’s business segments -
Commercial Truck & Industrial and Aftermarket &
Trailer. Prior to taking on the role of President and
Chief Operating Officer, Mr. Craig was Senior Vice
President and President of Meritor’s Commercial
Truck & Industrial segment from 2013 to 2014. He
served as Senior Vice President and Chief Financial
Officer at Meritor from 2009 to 2013 and held various
leadership positions at Meritor since 2006. Before
joining Meritor, Mr. Craig served in roles of increasing
responsibility at General Motors Acceptance
Corporation (GMAC), including as President and Chief
Executive Officer of GMAC's Commercial Finance
organization and President and Chief Executive
Officer of GMAC’s Business Credit division. He began
his career at Deloitte & Touche, where he served as
audit partner. Mr. Craig currently serves as a director
of Arcosa, Inc. and Hyliion Holdings Corp.
Key Attributes, Experience and Skills
Extensive experience leading global organizations
resulting from his various leadership roles with Meritor
and GMAC where he also gained substantial financial,
risk management, transactional, international,
operational and human capital management
experience. Further, Mr. Craig also gained significant
experience during his tenure as an audit partner at
Deloitte & Touche and through his service as Chief
Financial Officer at Meritor.

investor.baxter.com

Corporate Governance at Baxter International Inc.	15

Patricia B. Morrison
Independent Director
Age 65
Director since 2019
Committees: Audit, Nominating, Corporate
Governance and Public Policy and Operating
Biography
From 2009 to 2018, Ms. Morrison served as Executive
Vice President, Customer Support Services and Chief
Information Officer (CIO), of Cardinal Health Inc.
(Cardinal), a global, integrated healthcare services
and products company. At Cardinal, she led global IT
operations, which included the transformation of
multiple business segments, acquisition integration
and digital strategy. Prior to Cardinal, Ms. Morrison
was the Chief Executive Officer of Mainstay Partners,
a technology advisory firm, from 2008 to 2009. She
previously served as CIO of both Motorola, Inc. and
Office Depot, Inc. and held senior-level IT positions at
General Electric Company, PepsiCo, Inc., The Procter
& Gamble Company and The Quaker Oats Company.
She previously served as a director of Splunk Inc. and
Virtusa Corporation.
Key Attributes, Experience and Skills
Extensive experience across diverse global industries
overseeing strategic, operational and financial aspects
of IT, including cybersecurity, global IT master
planning, digital transformation and human capital
matters, including in the medical products industry, as
a result of her experience leading the IT function at
large, multinational organizations.

Stephen N. Oesterle, M.D.
Independent Director
Age 74
Director since 2017
Committees: Nominating, Corporate Governance and
Public Policy and Quality and Regulatory Compliance
Biography
Dr. Oesterle is a consultant, advising private equity
and operating companies in the healthcare industry.
From 2002 to 2015, he was a member of the
Executive Committee of Medtronic, a global medical
technology, services and solutions company, serving
as Medtronic’s Senior Vice President, Medicine and
Technology. Previously, he served as an Associate
Professor of Medicine and Director of Invasive
Cardiology Services at each of Massachusetts
General Hospital (1998 to 2002), Stanford University
Medical Center (1992 to 1998) and Georgetown
University Medical Center (1991 to 1992). Dr. Oesterle
currently serves as a director of Paragon 28 and Peijia
Medical Ltd. He previously served as a director of
Sigilon Therapeutics, Inc., Montes Archimedes
Acquisition Corp. and REVA Medical, Inc.
Key Attributes, Experience and Skills
Extensive experience in the medical products and
healthcare industries with a strong scientific and
medical background and significant experience
advising on strategic transactions. Substantial
knowledge of the medical device industry and
extensive medical and leadership experience as a
result of his role as Senior Vice President, Medicine
and Technology at Medtronic and as a director at
various healthcare companies as well as positions
held at Harvard Medical School, Stanford University
Medical Center and other leading hospitals.

| 2025 Annual Meeting of Stockholders and Proxy Statement

16	Corporate Governance at Baxter International Inc.

Stephen H. Rusckowski
Independent Director
Age 67
Director since 2023
Committees: Compensation and Human Capital,
Quality and Regulatory Compliance and Operating
Biography
Mr. Rusckowski is the former Chief Executive Officer
and President of Quest Diagnostics, Inc. (Quest), a
leading provider of diagnostic information services, a
position he held from 2012 until 2022. He also served
as Chair of the Board of Quest from January 2017
through March 2023. Prior to joining Quest, he served
as the Chief Executive Officer of Philips Healthcare
(Philips), a health technology company focused on
improving people’s health across the health
continuum, and a member of the Board of
Management of Royal Philips Electronics. Earlier in
his career, he held roles of increasing responsibility at
Hewlett-Packard Company, a manufacturer of
software and computer services, and Procter &
Gamble Company, a leading company that produces
and sells products for the home, health and personal
care. Mr. Rusckowski currently serves on the
supervisory board of Qiagen Inc. and as a director of
Tenet Healthcare Corporation and previously served
as a director of MedQuist, Inc. and Quest.
Key Attributes, Experience and Skills
Extensive leadership experience in the healthcare
industry, including in strategic planning, international
operations and strategic transactions (including with
the build out of digital health capabilities) with
multinational corporations.

Nancy M. Schlichting
Lead Independent Director
Age 70
Director since 2021
Committees: Compensation and Human Capital and
Quality and Regulatory Compliance
Biography
Ms. Schlichting became Baxter’s Lead Independent
Director effective February 3, 2025. She joined the
Board in 2021 following Baxter’s acquisition of Hill-Rom
Holdings, Inc. (Hillrom), where she had previously
served as a director and Chair of its Compensation and
Management Development Committee. Ms. Schlichting
is the retired President and Chief Executive Officer of
Henry Ford Health System (HFHS) in Detroit, Michigan,
a non-profit healthcare organization, serving in this role
from June 2003 to January 2017. She joined HFHS in
1998 as Senior Vice President and Chief Administrative
Officer and served as Executive Vice President and
Chief Operating Officer from 1999 to 2003 and as
President and Chief Executive Officer of Henry Ford
Hospital from 2001 to 2003. She currently serves as a
director of Encompass Health, Inc. and Walgreens
Boots Alliance, and as a trustee of the Duke University
and as the chair of the Duke University Health System
Board. She previously served as a director of Pear
Therapeutics, Inc. and as a trustee of the Kresge
Foundation.
Key Attributes, Experience and Skills
Extensive healthcare administration (including human
capital management) experience that spans more than
35 years in senior-level executive roles. This
experience includes leading HFHS through a financial
turnaround and leading various customer service,
quality and human capital management initiatives.
Extensive expertise in quality and regulatory
management, mergers and acquisitions, including
public company mergers and acquisitions such as the
global mergers of Baxter and Hillrom and Walgreens
with Alliance Boots.

investor.baxter.com

Corporate Governance at Baxter International Inc.	17

Brent Shafer
Chair and Interim Chief Executive Officer of Baxter
International, Inc.
Age 67
Director since 2022
Committees: None
Biography
Mr. Shafer became Baxter’s Chair of the Board and
Interim CEO on February 3, 2025, in connection with
Mr. Almeida's departure. He is the former Chair and
Chief Executive Officer of Cerner Corporation
(Cerner), a leading provider of various health
information technologies, ranging from medical
devices to electronic health records to hardware,
serving in this role from 2018 to 2021. Prior to Cerner,
Mr. Shafer held a number of roles at Philips, including
Chief Executive Officer of Philips North America. Mr.
Shafer was also the Chief Executive Officer of Philips
Home Healthcare Solution business. Before joining
Philips, Mr. Shafer was Vice President and General
Manager of Hillrom’s Patient Care Environment
Division and worked at GE Medical Systems where he
served in key positions in sales, marketing, and
general management. Mr. Shafer has also held senior
roles at Hewlett Packard’s Medical Products Group
and Johnson & Johnson. Mr. Shafer currently serves
as a director of Tactile Systems Technology, Inc. and
Veracyte, Inc.
Key Attributes, Experience and Skills
Substantial knowledge of the health IT industry and
extensive experience leading, operating and
transforming global corporations (including with the
build out of digital health capabilities) as a result of his roles as Chair and Chief Executive Officer at Cerner
and key roles at Philips and in other senior
management roles at other medical device companies
(including Hillrom).

Cathy R. Smith
Independent Director
Age 61
Director since 2017
Committees: Audit and Nominating, Corporate
Governance and Public Policy
Biography
Ms. Smith was recently appointed as Executive Vice
President and Chief Financial Officer at Starbucks
Corporation (Starbucks), a global beverage company.
Previously she served as Chief Financial Officer of
Nordstrom, Inc. (Nordstrom), a luxury department store
chain, from May 2023 to March 2025. Prior to
Nordstrom, she served as Chief Financial and
Administrative Officer of Bright Health, a diversified
consumer-focused healthcare company, from January
2020 to May 2023. Prior to Bright Health, Ms. Smith
was Executive Vice President and Chief Financial
Officer at Target Corporation (Target) from September
2015 to November 2019. Prior to joining Target in 2015,
Ms. Smith served as Executive Vice President and
Chief Financial Officer at Express Scripts Holding
Company (Express Scripts), an independent pharmacy
benefits management company, from 2014 to 2015, and
at Walmart International (Walmart), a division of
Walmart Stores Inc., from 2010 to 2014. Earlier in her
career, she served as Chief Financial Officer at
GameStop. Ms. Smith currently serves as a director of
PPG Industries, Inc.
Key Attributes, Experience and Skills
Significant financial expertise and corporate leadership
experience as a result of her senior positions held at
Starbucks, Nordstrom, Bright Health, Target, Express
Scripts and Walmart. This experience includes work
helping to oversee cybersecurity incident response and
various strategic transactions as well as human capital
management expertise as the Chief Administrative
Officer at Bright Health.

| 2025 Annual Meeting of Stockholders and Proxy Statement

18	Corporate Governance at Baxter International Inc.

Amy A. Wendell
Independent Director
Age 64
Director since 2019
Committees: Compensation and Human Capital,
Quality and Regulatory Compliance and Operating
Biography
Ms. Wendell served as Senior Advisor at Perella
Weinberg Partners L.P., a global financial services
firm, from January 2016 to May 2019 where she
consulted on strategy, corporate finance and investing
practices in the healthcare industry. From 2015 to
September 2018, Ms. Wendell served as a Senior
Advisor at McKinsey & Company (McKinsey), a
management consulting firm, in its strategy and
corporate finance practice and also served as a
member of McKinsey’s Transactions Advisory Board.
She previously served as Senior Vice President of
Strategy and Business Development and Licensing at
Covidien plc (Covidien) from 2006 to 2015, where she
led the company’s strategy and portfolio management
initiatives and managed business development
activities. From 1986 to 2015, Ms. Wendell held roles
of increasing responsibility at Covidien (including its
predecessors, Tyco International plc and Kendall
Healthcare Products Company), from engineering to
product management and business development. Ms.
Wendell currently serves as a director of Axogen, Inc.,
Hologic, Inc. and Solventum Corporation. Ms. Wendell
previously served as a director of Por Cristo, a non-
profit charitable medical service organization involved
in healthcare work for at-risk women and children in
Latin America.
Key Attributes, Experience and Skills
Extensive expertise in the healthcare sector in the
areas of global business development and licensing,
portfolio management, mergers and acquisitions,
resource allocation and identifying new market
opportunities, as well as significant restructuring and
integration experience, including as a result of her
roles at Covidien and its predecessors.

David S. Wilkes, M.D.
Independent Director
Age 68
Director since 2021
Committees: Nominating, Corporate Governance and
Public Policy and Quality and Regulatory Compliance
Biography
Dr. Wilkes served as Dean of the University of Virginia
School of Medicine from 2015 to 2021 and currently
serves as Dean Emeritus. He previously served in
positions of increasing responsibility at Indiana
University School of Medicine, most recently as the
Executive Associate Director for Research Affairs and
as the August M. Watanabe Professor of Medical
Research between 2009 and 2015. Dr. Wilkes is the co-
founder of ImmuneWorks Inc. (ImmuneWorks), a
biotechnology start-up company, and has served as its
Chief Scientific Officer since 2005. Since 2006, he has
served as the National Director of the Harold Amos
Medical Faculty Development Program of the Robert
Wood Johnson Foundation. Dr. Wilkes is a military
veteran, having served three years as a major in the
U.S. Air Force Medical Corps. In 2020, he was elected
to the National Academy of Medicine. Dr. Wilkes
previously served as a director of Syneos Health.
Key Attributes, Experience and Skills
Extensive experience with, and medical and scientific
expertise and knowledge of, the healthcare industry and
its providers as a result of his positions with the
University of Virginia School of Medicine and the
Indiana University School of Medicine, as well as
related leadership experience, including in connection
with in forming and advising ImmuneWorks.

investor.baxter.com

Corporate Governance at Baxter International Inc.	19

Board of Directors
Director Independence
Baxter’s Corporate Governance Guidelines, as most recently amended in November 2024, require that the Board be composed of a majority of directors who meet the criteria for “independence” established by the rules of the
New York Stock Exchange (NYSE). To be considered independent, the Board must affirmatively determine that the director does not have any direct or indirect material relationship with Baxter (either directly or as a partner, stockholder or officer of an organization that has a relationship with Baxter) and, solely with regard to CHC
Committee members, consider all relevant factors that could impair his or her ability to make independent judgments about executive compensation.
In making its independence determinations, the Board considers transactions, relationships and arrangements between Baxter and entities with which its directors are associated as a partner, stockholder or officer or in which they have other material relationships. When these transactions, relationships and arrangements have existed, they are reviewed in accordance with Baxter’s Corporate Governance Guidelines, as described in below in “—
Board Responsibilities—Certain Relationships and Related Person Transactions”.
After careful consideration, the Board has determined that each of the following directors standing for election satisfy Baxter’s independence standards and the NYSE listing standards for independence: William A. Ampofo II;
Jeffrey A. Craig; Patricia B. Morrison; Stephen N. Oesterle, M.D.; Stephen H. Rusckowski; Nancy M. Schlichting;
Cathy R. Smith; Amy A. Wendell; and David S. Wilkes, M.D.
Director Attendance
In 2024, the Board held nine meetings. Each director attended at least 75% of the total number of Board meetings and meetings of the committees on which he or she served as of the related meeting date. Baxter’s
Corporate Governance Guidelines set forth the company’s expectation that directors regularly attend meetings of the Board and the committees on which he or she serves as well as the annual meeting of stockholders. In 2024, all of the directors then in office participated in the 2024 annual meeting.
Director Tenure, Refreshment and Composition
The Board recognizes the importance of periodic refreshment and maintaining an appropriate balance of tenure, experience and perspectives on the Board. Through thoughtful refreshment, the Board has maintained an appropriate mix of new and longer-tenured directors and onboarded new directors consistent with the strategic and operational direction of the company. This mix provides the Board with the benefit of both new perspectives and insights from directors who have familiarity with, and knowledge of, the organization and governance of the company and the issues confronting it. The directors standing for election have an average tenure of 3.8 years as of March 13, 2025.
To enable appropriate refreshment, the NCGPP Committee and the Board regularly evaluate the company’s evolving needs and add new skills, qualifications and experience to the Board as necessary so that the Board remains well positioned to help address the emerging risks, trends and opportunities facing the company.
Notably, as a result of this process, five directors have been appointed in the past three years.
The Corporate Governance Guidelines also provide that a director who has reached the age of 75 must retire from the Board effective at the end of his or her then current term, subject to certain exceptions (such as during a
CEO succession or during a material merger, acquisition or disposition). The Board has not granted any waivers with respect to this mandatory retirement age since its adoption.
The Board believes that having directors with a robust set of skills, backgrounds, viewpoints, perspectives and experiences positively contributes to fulsome discussions at Board meetings and helps guide oversight of
Baxter’s long-term strategy. Although the Board does not have a formal diversity policy, diversity of background,

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20	Corporate Governance at Baxter International Inc.

global perspectives, skills and experience are relevant factors in the director selection process consistent with the Corporate Governance Guidelines and the Board’s efforts to identify the best candidates for Board service and to maintain a Board with a complementary set of experiences and backgrounds that is well suited to oversee
Baxter and its strategic initiatives and imperatives.
Additionally, as discussed below, the Board conducts an annual assessment of itself and its committees to help identify potential gaps or areas that the Board may look to augment in light of the company’s strategies and initiatives.
Director Qualifications
As discussed below in “—Nomination of Directors,” directors are selected on the basis of the criteria set forth in
Baxter’s Corporate Governance Guidelines. The Board believes that the skills, experience, expertise and knowledge collectively represented on the Board by our director nominees allow the Board to continue to lead
Baxter in a manner that serves the best interests of its stockholders. Key attributes, experience and skills for each of the company’s director nominees are included above in their biographies and under “Proxy Statement
Highlights—Board Qualifications, Experiences and Backgrounds.”
Director Overboarding
The Board values the experience directors bring from other boards on which they serve but recognizes that those boards may also present demands on a director’s time and availability and may present potential conflicts of interest.
Baxter’s Corporate Governance Guidelines limit the maximum number of public company boards of directors on which a director may serve to two (inclusive of the Board) for directors who are employed full-time or four
(inclusive of the Board) for all other directors. Any director who is no longer in compliance with these limitations is required to make good faith efforts to reduce the number of public company boards on which he or she serves in order to comply prior to the time he or she is eligible to be nominated for reelection. Directors are required to notify the Chair of the Board, the Lead Independent Director and the chair of the NCGPP Committee prior to accepting any invitation to serve on the board, audit committee or compensation committee of any other public or private company or to serve in a leadership role on the board or a board committee of any other public or private company (including the chair or lead independent director of any board or chair of a board committee). This prior notice allows the Board to consider whether such service will interfere with the director’s service on the Board, impact the director’s independence or create an actual or apparent conflict of interest or other issues.  Further, the NCGPP Committee evaluates each director's time commitments in connection with the annual nomination of directors, including service on other public company boards and committee memberships, as well as other significant commitments involving affiliations with other for-profit businesses, non-profit entities or governmental units.  As of March 13, 2025, all of Baxter’s directors were in compliance with Baxter’s overboarding policy, with the exception of Mr. Shafer who was recently appointed as Interim CEO. After taking into account Mr. Shafer's time commitments, including his service on two other public company boards (which does not currently include any board or committee leadership positions), the NCGPP Committee determined that Mr. Shafer's continued
service on those outside boards would not impair his ability to serve effectively on the Board or as Interim CEO, and that it was advisable and appropriate to grant Mr. Shafer a waiver under the company's overboarding policy with respect to such service.
Nomination of Directors
The NCGPP Committee considers candidates for director to the Board recommended by stockholders, members of the Board and management in accordance with the policies outlined in Baxter’s Bylaws, Corporate
Governance Guidelines and NCGPP Committee Charter.
Additionally, in 2024, the Board retained an independent search firm to assist it in identifying and evaluating potential director candidates, which helped lead to the appointment of Mr. Jeffrey Craig.

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The NCGPP Committee evaluates all candidates for director in the same manner regardless of the source of the recommendation. Stockholder recommendations for candidates for director must include the same information required by Baxter’s Bylaws for director nominations by stockholders and be sent to the Corporate Secretary,
Baxter International Inc., One Baxter Parkway, Deerfield, Illinois 60015.
Baxter’s Corporate Governance Guidelines provide that director nominees selected by the NCGPP Committee must:
•possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility;
•have a genuine interest in the company and recognition that, as a member of the Board, each director is accountable to all stockholders of the company, not to any particular interest group;
•have a background that demonstrates an understanding of business and financial affairs and the complexities of a large, multifaceted, global business, governmental or educational organization;
•be or have been in a senior position in a complex organization such as a corporation, university or major unit of government or a large not-for-profit institution;
•have no conflict of interest or legal impediment that would interfere with the duty of loyalty owed to the company and its stockholders;
•have the ability and be willing to spend the time required to function effectively as a director;
•be compatible and able to work well with other directors and executives in a team effort with a view to a long-term relationship with the company as a director; and
•have independent opinions and be willing to state them in a constructive manner.
If a vacancy occurs or is expected to occur on the Board for any reason and the Board desires to fill the position, the Board initiates a process to identify potential candidates, such as by engaging an independent search firm.
Once a candidate has been identified, the NCGPP Committee (on behalf of the Board) and, where applicable, the independent search firm will engage in a process that includes an examination of the candidate's business background and education, research on the individual’s accomplishments and qualifications, interviews and reference checking. If this process generates a positive indication, the Lead Independent Director, members of the NCGPP Committee and the Chair of the Board will meet with the candidate and then confer with each other regarding the candidate. After consideration of these background screens and interviews (possibly with multiple candidates), the NCGPP Committee may then recommend the individual to the full Board for further evaluation, and ultimately, election. Subject to formal action by the Board, the Chair of the Board is then authorized to extend an offer to the individual candidate to join the Board on a specified date or nominate the candidate for election at the next annual meeting of stockholders.
In addition to making recommendations to the Board, eligible stockholders are able to nominate a candidate for election to the Board by complying with the proxy access or advance notice procedures set forth in Baxter’s
Bylaws and by complying with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (Exchange
Act). For more information about these processes, see “General Information—Other Information—Nominations of
Individuals for Election as Directors at the 2026 Annual Meeting.”
Director Orientation and Continuing Education
The NCGPP Committee has developed and oversees an orientation program designed to familiarize new directors with Baxter’s businesses and strategic actions, key policies and practices, principal officers and management structure and auditing and compliance processes. In addition, the NCGPP Committee regularly monitors director continuing education participation to help the NCGPP Committee assess the overall skill set of the Board.
Director education is vital to the ability of directors to fulfill their roles. The Board encourages directors to participate in external continuing director education programs, and Baxter funds and reimburses directors for related expenses. Continuing director education is also provided during Board and committee meetings and other Board discussions. Among other topics, during 2024, the Board received training or related background materials from outside advisers and management on numerous subjects, including on the Board’s fiduciary

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22	Corporate Governance at Baxter International Inc.

duties as they relate to Baxter’s strategic actions, cybersecurity, artificial intelligence, the company's operations and various corporate responsibility matters.
Annual Board and Committee Evaluation
Each year, the NCGPP Committee oversees a review of the structure and composition of the Board and each committee thereof. This review is conducted to help ensure that the Board and each Board committee continues to function effectively in light of the company’s strategic objectives and initiatives, the Corporate Governance
Guidelines and each committee’s charter. The NCGPP Committee periodically retains one or more external advisors to assist in the oversight of this annual review process, typically every two to three years, or as circumstances warrant it. As part of this process (whether conducted as a self-assessment or with the assistance of an external advisor), each independent director provides his or her views on the performance and effectiveness of the Board and the committees on which he or she serves. Each independent director is also asked to provide commentary on, and any suggested revisions to, the charters for the committees on which he or she serves in response to any changes in the company’s strategic direction, emerging risks, regulatory developments, committee composition or otherwise. The Board and each committee reviews and discusses the collective feedback from this process. The Board also identifies any potential skill or experience gaps, if any, or changes that the Board would like to make, such as by rotating existing directors off the Board or refreshing committee assignments or responsibilities. The NCGPP Committee also utilizes the results of the Board evaluation process in identifying the characteristics, skills and experience desired of candidates for election to the Board. This process helped result in the appointment of Jeffrey Craig to the Board in September 2024.
Communicating with the Board of Directors
Stockholders and other interested parties may contact any of Baxter’s directors, including the Lead Independent
Director or the non-management directors as a group, by writing a letter to Baxter Board of Directors, c/o
Corporate Secretary, Baxter International Inc., One Baxter Parkway, Deerfield, Illinois 60015, or by sending an e-
mail to boardofdirectors@baxter.com. Baxter’s Corporate Secretary will forward communications directly to the
Lead Independent Director, as appropriate, unless a different director is specified.
See “—Other Corporate Governance Information—Stockholder Engagement” below for a discussion of the company’s stockholder outreach efforts.
Other Corporate Governance Information
Corporate Governance Guidelines
The Board has long adhered to corporate governance principles designed to promote effective corporate governance. Since 1995, the Board has had in place a set of Corporate Governance Guidelines reflecting these principles. The NCGPP Committee reviews, at least annually, the adequacy of Baxter’s Corporate Governance
Guidelines (including with respect to related NYSE requirements), and recommends any proposed changes to the Board. Baxter’s current Corporate Governance Guidelines, most recently revised in November 2024, cover topics including director qualifications, mandatory retirement age, overboarding policy, director responsibilities
(including those of the Lead Independent Director), the company’s policy regarding the anticipated future separation of the CEO and Chair, director access to management and independent advisors, director compensation, director orientation and continuing education, succession planning and the annual evaluations of the Board and its committees. The November 2024 amendments to the Corporate Governance Guidelines clarified that, at least annually, the NCGPP Committee evaluates director time commitments (including service on other public company boards, affiliations with other for profit businesses, non-profit entities and governmental units), and also clarified that portions of certain Board and Board committee meetings will be devoted to director education (including on matters regarding the company's industry, business operations and important legal and regulatory matters). Further, consistent with the company's Bylaws, the Corporate Governance Guidelines state that the company's stockholders may recommend nominees for consideration by the NCGPP Committee by submitting the names and required supporting information to the company's Corporate Secretary and that

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Corporate Governance at Baxter International Inc.	23

director candidates will be evaluated in the same manner regardless of the source of the recommendation.
Baxter’s Corporate Governance Guidelines are available on Baxter’s website at www.baxter.com under “Our
Story—Our Governance—Corporate Governance Matters—Corporate Governance Guidelines.”
Stockholder Engagement
The company is committed to engaging in continuing dialogue with its stockholders on corporate governance, executive compensation, corporate responsibility and other matters of importance, including management and
Board succession planning. Management is primarily responsible for stockholder communications and engagement, and provides regular updates to the Board on topics or concerns raised by stockholders, with certain directors attending stockholder meetings when appropriate. The Board considers this feedback as well as the interests of all stakeholders when overseeing company strategy, policies and practices (including with respect to corporate responsibility matters) and designing or evaluating executive compensation programs.
After completion of the 2024 annual meeting and through early 2025, select directors (including Mr. Shafer and
Ms. Schlichting) and select members of management met with stockholders representing approximately 30% of
Baxter’s outstanding shares (calculated as of December 31, 2024) as part of the company’s annual outreach program and in response to inbound inquires. These discussions followed an outreach to top Baxter investors representing over 60% of Baxter’s outstanding shares (calculated as of December 31, 2024). These investors included institutional investors, hedge funds, mutual funds and public pension funds. Topics covered in these discussions included Baxter’s strategy and performance (including the separation of the Kidney Care business), corporate governance matters (including Board composition, management succession planning and the 2024 stockholder proposal), the Board’s leadership structure (including the ongoing CEO search), executive compensation matters (including the 2024 Say on Pay vote and related considerations) and corporate responsibility initiatives. Commentary from these discussions was shared with the Board and informed the company’s position on the stockholder proposal to be voted on at the Annual Meeting and various company disclosures, including ones in the proxy statement regarding the Board’s oversight of the company’s strategy and performance, management and Board succession planning, governance policies, corporate responsibility matters and matters considered by the CHC Committee when reviewing executive pay.
Board Responsibilities
Code of Conduct
Baxter has adopted a Code of Conduct that applies to all members of the Board and all employees of the company, including the CEO, CFO, Controller and other senior financial officers. Any amendment to, or waiver from, a provision of the Code of Conduct that applies to the CEO, CFO, Controller or persons performing similar functions will be disclosed on Baxter’s website, at www.baxter.com under “Our Story—Our Governance—
Corporate Governance Matters.” The Code of Conduct is available on Baxter’s website at www.baxter.com under
“Our Story—Our Governance—Corporate Governance Matters—Code of Conduct.” The full Board is responsible for overseeing compliance with the Code of Conduct and regular training on the Code of Conduct is provided to the Board and made available to employees, including senior management.
The Board’s Oversight of Risk
The Board maintains broad oversight over risk management, including with respect to the company’s strategic objectives and the risks identified by the company’s Enterprise Risk Management (ERM) program. Baxter's ERM program is designed to identify, assess and prioritize strategic, financial, operational, regulatory and compliance, technological and reputational risks with the potential to have sustained impact on the company. While management has day-to-day responsibility for assessing and managing the company’s risk exposure, the Board and its committees provide active oversight in connection with those efforts. Management regularly reports to the
Board on global dynamics, challenges and opportunities facing the company and, at least annually, management reports to the Board on the company’s ERM process and identified risks. The full Board also regularly oversees other areas of potential risk, such as significant acquisitions and divestitures and management succession

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24	Corporate Governance at Baxter International Inc.

planning, as further described below. The Board consults with internal and external advisors, as needed, to enable the Board to exercise its oversight responsibility for the company’s risk management processes. Further, the Board and its committees receive updates and training from internal and external experts on topics that pertain to relevant areas of risk management. The Board’s oversight of risk management is designed to support the achievement of the company’s strategic and organizational objectives, improve long-term organizational performance and enhance stockholder value.
The Board monitors key risks through review and discussion of related materials with company management and by delegating certain risk oversight responsibilities to its committees. The Board delegates risk oversight responsibility to its committees where it believes the committee’s purpose and subject matter responsibilities, as set forth in each committee's charter, as well as the composition of the committee will support efficient and effective oversight. More specifically, and in addition to cybersecurity incident oversight as described below, the
Audit Committee is charged with oversight of the process by which management assesses and manages financial risk as well as the steps taken to monitor and control these exposures. The QRC Committee is charged with oversight of Baxter’s quality and regulatory compliance programs (inclusive of the quality and regulatory aspects of the company’s research and development programs). The NCGPP Committee is responsible for overseeing and reviewing corporate governance matters (including director independence and Board composition) and corporate actions related to corporate citizenship and public policy, including current and emerging political issues. The CHC Committee oversees compensation policies and practices with respect to both executive compensation and compensation generally as well as certain human capital management matters. The full Board is kept abreast of risk oversight and other activities of its committees through reports of the committee chairs to the full Board during Board meetings.
Cybersecurity Oversight
In February 2024, the Board amended the charters of the Audit Committee and QRC Committee to realign oversight over the company’s innovation strategy and cybersecurity to the full Board, as these responsibilities now sit within the vertically integrated segments and are part of each segment's business strategies. The Board oversees IT functions generally, including product related cybersecurity matters (which had previously been subject to the oversight of the QRC Committee) as well as the company's use of artificial intelligence (whether internally or in its products and services). The Audit Committee is responsible for the oversight of certain significant cybersecurity incidents, including ones related to Baxter products and services, and, in the event of a significant cybersecurity incident, receives related updates from management on those incidents. Consistent with this oversight responsibility, the Audit Committee is responsible for reviewing proposed disclosures in connection with any material cybersecurity incident consistent with the company's disclosure obligations under Item 1.05 of
Form 8-K. The full Board receives periodic updates on IT and cybersecurity matters from company management and external advisors from time to time and the Audit Committee receives periodic updates (including as part of continuing director education) on the evolving cybersecurity landscape and regulatory reporting requirements.
Human Capital Management Oversight
The Board and the CHC Committee oversee and regularly engage with the CEO, the Chief Human Resources
Officer and other members of senior leadership on a broad range of human capital management issues, including workforce composition, compensation and pay equity, talent attraction, recruitment and turnover, leadership training, learning and development, employee engagement, health and well-being, and management succession planning (as further discussed below). These discussions, which include the review of the company’s
Best Place to Work survey results, take place as part of annual corporate responsibility updates to the full Board and during select CHC Committee meetings. The CHC Committee is responsible for overseeing certain human capital management matters, including leadership development and workplace culture matters.
Management Succession Planning
The Board believes that its management succession planning process is rigorous and effective. The CHC
Committee, in consultation with the CEO, oversees succession planning for key members of management
(excluding the CEO), and the full Board, in consultation with the Lead Independent Director and the NCGPP

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Committee, oversees succession planning for the CEO. Succession planning includes both emergency succession plans and succession in the ordinary course.  At least annually, the CEO reviews key management succession planning with the CHC Committee.  Additionally, at each regularly scheduled CHC Committee meeting, the CHC Committee conducts deeper reviews of the performance of and succession planning for key members of management (excluding the CEO) and discusses any open senior management positions.  In connection with CEO succession planning, the entire Board is invited to participate in meetings of the NCGPP
Committee at which the topics of CEO succession and CEO goal setting and performance evaluations are discussed. Further, all independent directors are invited to meetings of the CHC Committee at which CEO compensation recommendations are made (for approval by the independent directors of the Board). Board members have exposure to internal succession candidates through their periodic participation in Board meetings as well as other engagements outside of Board meetings. The Board and CHC Committee's succession planning process resulted in the successful internal promotion of Heather Knight to Chief Operating Officer (COO) in
February 2025.
On February 3, 2025, the company announced that the Board appointed Mr. Shafer as Chair and Interim CEO in connection with Mr. Almeida’s departure, and that the Board initiated a comprehensive search for a permanent
CEO with the assistance of a leading search firm. This search represents an extension of the Board’s ongoing
CEO succession planning activities.  Additionally, the Board formed a CEO Search Working Group consisting of
Cathy Smith, Stephen Oesterle, Stephen Rusckowski and David Wilkes to lead the search for the permanent
CEO. The CEO Search Working Group, working closely with the external search firm and the NCGPP
Committee, is leading a comprehensive process to identify and consider potential internal and external candidates for the permanent CEO position. The CEO Search Working Group regularly reports to the full Board on the status of the search for the permanent CEO, and the full Board will ultimately elect the permanent CEO.
Certain Relationships and Related Person Transactions
The Board recognizes that related person transactions present a heightened risk of conflicts of interest.
Accordingly, pursuant to Baxter’s Corporate Governance Guidelines, the NCGPP Committee has been charged with reviewing related person transactions at least annually. For purposes of this policy, a “related person transaction” is any transaction in which the company was or is to be a participant and in which any related person has a direct or indirect material interest other than transactions that involve less than $120,000 when aggregated with all similar transactions. This amount was increased from $50,000 in 2024, consistent with peer company practices. Any such related person transaction must be approved or ratified by the NCGPP Committee. The
NCGPP Committee reviews related person transactions as they arise. The NCGPP Committee also annually reviews materials prepared by the Corporate Secretary to help determine whether any related person transactions have occurred that have not been previously reported to the NCGPP Committee and require approval or ratification.
Board Structure and Processes
Board Leadership Structure; Lead Independent Director
Mr. Shafer, former Lead Independent Director, was appointed as Chair and Interim CEO on February 3, 2025, in connection with Mr. Almeida's departure. In conjunction with his appointment, Mr. Shafer stepped down from his role as Lead Independent Director and the independent directors elected Ms. Schlichting to serve as Lead
Independent Director for one year, effective February 3, 2025. Mr. Shafer has served as a director since 2022 and served as Lead Independent Director from April 2023 until his appointment as Chair and Interim CEO. Ms.
Schlichting joined the Board following Baxter’s acquisition of Hillrom in 2021.
The Board regularly reviews the leadership structure of the company, including whether the position of Chair of the Board should be held by an independent director. In connection with Mr. Shafer’s interim appointment, the
Board determined that it was in Baxter stockholders’ best interests to keep the Chair and CEO roles combined while the Board searches for a permanent CEO in order to provide strong, collaborative and consistent leadership during the transition period. The Board appointed Mr. Shafer as Chair and Interim CEO because of his

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26	Corporate Governance at Baxter International Inc.

significant industry and leadership experience at global corporations, including as Chair and CEO of Cerner, and in light of his experience as Baxter's Lead Independent Director. The Board believes that this combined role enables Mr. Shafer to effectively connect the Board and Baxter management, particularly during a time of transition. Notwithstanding the foregoing, in 2020, in response to a stockholder proposal, the company adopted a policy that provides that, effective upon the next permanent CEO transition, the Chair will be an independent director unless the Board determines that it would be in the best interests of the company and its stockholders to have a non-independent director serve as Chair.
As Chair of the Board, and pursuant to Baxter’s Bylaws and Corporate Governance Guidelines, Mr. Shafer
presides at all Board and stockholder meetings, serves as the primary spokesperson for Baxter and acts as a liaison between the Board and the stockholders. As Interim CEO and pursuant to Baxter’s Bylaws, Mr. Shafer supervises the business of the company, subject to the direction of the Board.
As part of its commitment to independent leadership and oversight, the Board has adopted a policy requiring the appointment of a Lead Independent Director at any time when the Chair is not independent and has created a robust Lead Independent Director position with clearly defined responsibilities. Ms. Schlichting now serves in that capacity.  Pursuant to Baxter’s Corporate Governance Guidelines, the Lead Independent Director has the
following responsibilities and authority:
•presiding at all Board executive sessions and all meetings of the Board when the Chair is not present;
•facilitating discussion among the independent directors on key issues and concerns in executive sessions excluding any management directors and outside of meetings of the Board;
•acting as principal liaison between the independent directors and the Chair and CEO;
•reporting the results of and feedback from executive sessions to the Chair;
•reviewing and approving meeting agendas for the Board and working with the Chair to facilitate timely and appropriate information flow to the Board;
•reviewing and approving meeting schedules to ensure that there is sufficient time for discussion of all agenda items;
•having the authority to call meetings of the independent directors;
•in consultation with the chair of the NCGPP Committee, leading the annual performance evaluation of the Chair and CEO (as applicable);
•in consultation with the chair of the NCGPP Committee, leading the CEO succession process;
•engaging with Baxter’s stockholders on selected topics including corporate governance, executive compensation and other corporate responsibility matters; and
•performing such other duties as may be requested by the other independent directors.
Additionally, the Lead Independent Director serves as the contact person for interested parties to communicate directly with the independent members of the Board and has engaged with Baxter’s stockholders on select topics, including many of those discussed under “—Other Corporate Governance Information—Stockholder
Engagement” above. Further, as Lead Independent Director, Ms. Schlichting leads executive sessions of the
Board, as further discussed under “—Executive Sessions” below.  The Lead Independent Director, together with the chairs of the CHC and NCGPP Committees, also leads the non-employee directors in the annual review and approval of compensation for the CEO.
The Board believes that its robust Lead Independent Director position, combined with the regular use of executive sessions of the independent directors and fully-independent Board committees, enables the Board to effectively oversee management.
In sum, the Board has determined that the combined Chair and CEO structure currently serves the best interests of the company and its stockholders while the Board searches for a permanent CEO, taking into account the strong role played by the Lead Independent Director and the independent directors generally.

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Executive Sessions
In 2024, directors met in executive session without management at every regularly scheduled meeting in accordance with Baxter’s Corporate Governance Guidelines. Mr. Shafer, as the Lead Independent Director in
2024, led these executive sessions. The Lead Independent Director or Chair of the Board may invite the company’s officers, employees and independent advisors to attend portions of these executive sessions.
Directors covered critical issues facing the company during executive sessions in 2024, including the company’s response to challenging global macroeconomic conditions, operational challenges (including those related to the company's response to Hurricane Helene), optimization of the company’s portfolio (including with respect to the recent sale of the company’s Kidney Care business), capital allocation decisions and Board and management succession planning. Additionally, the Audit Committee holds executive sessions, a portion of which include each of the internal auditor, the independent registered public accounting firm and select members of management
(including the CFO and the Controller). The CHC Committee regularly holds executive sessions, a portion of which include the independent compensation consultant. The NCGPP, QRC and Operating Committees also generally meet in executive session at each regularly scheduled committee meeting.
Committees of the Board
The standing committees of the Board consist of the Audit Committee, the CHC Committee, the NCGPP
Committee and the QRC Committee. In addition, the Board formed a new Operating Committee to assist management and the Board throughout the CEO transition.
Each committee consists solely of independent directors and is governed by a written charter. All standing committee charters are available on Baxter’s website at www.baxter.com under “Our Story—Our Governance—
Board Committees & Charters.”
Audit Committee
The Audit Committee is composed of Jeffrey A. Craig (Chair), Patricia B. Morrison and Cathy R. Smith, each of whom is independent under the rules of the NYSE and Rule 10A-3 of the Exchange Act. Mr. Peter Wilver served as the chair of the Audit Committee until his resignation, effective December 31, 2024, and upon his resignation,
Mr. Craig was appointed as chair of the Audit Committee. The Board has determined that Mr. Craig and Ms.
Smith each qualify as an “audit committee financial expert” as defined by the rules of the SEC. The Audit
Committee is primarily concerned with the integrity of Baxter’s financial statements, system of internal accounting controls, the internal and external audit process and the process for monitoring compliance with laws and regulations as it relates to financial matters.
As set forth in its amended charter, the Audit Committee’s duties include:
(1)reviewing the adequacy and effectiveness of Baxter’s internal controls over financial reporting with management, internal audit and the independent registered public accounting firm;
(2)reviewing with management Baxter’s disclosure controls and procedures;
(3)retaining and evaluating the qualifications, independence and performance of the independent registered public accounting firm;
(4)approving audit and permissible non-audit engagements to be undertaken by the independent registered public accounting firm;
(5)reviewing the scope of the annual external and internal audit plans;
(6)reviewing and discussing with management and the independent registered public accounting firm
Baxter’s financial statements (audited and unaudited), as well as earnings press releases and related information, prior to their filing or release;
(7)overseeing legal and regulatory compliance as it relates to financial matters;

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28	Corporate Governance at Baxter International Inc.

(8)overseeing the company’s response to cybersecurity incidents involving the company’s IT systems or products and services;
(9)holding separate executive sessions with the independent registered public accounting firm, the internal auditor and management;
(10)reviewing guidelines and policies governing the process by which Baxter assesses and manages risk;
(11)reviewing updates on the company's directors' and officers' and property liability insurance policies and related matters; and
(12)approving certain financing matters, proposed corporate transactions and capital expenditures.
The Audit Committee met nine times in 2024. The Audit Committee Report appears on page 85.
Compensation and Human Capital Committee
The CHC Committee is composed of Nancy M. Schlichting (Chair), Stephen H. Rusckowski and Amy A. Wendell,
each of whom is independent under the rules of the NYSE and is a non-employee director under the rules promulgated by the U.S. Securities and Exchange Commission (SEC) under Section 16 of the Exchange Act.
The CHC Committee exercises the authority of the Board relating to employee benefit, compensation and equity-
based plans of the company's executives and overseeing the development, implementation and effectiveness of the company’s policies and strategies relating to human capital management.
As set forth in its amended charter, the CHC Committee’s duties include:
(1)making recommendations for consideration by the Board, in executive session and in coordination with the NCGPP Committee, concerning the compensation of the CEO and his or her performance for the relevant period;
(2)determining the compensation of the company’s key executives (other than the CEO) and advising the
Board of the related determination;
(3)making recommendations to the Board with respect to incentive compensation plans and equity-based plans and exercising the authority of the Board concerning benefit plans;
(4)serving as the administration committee of the company’s equity-based plans and exercising the authority of the Board to issue Baxter stock as compensation or incentive to non-employee directors, officers, employees, consultants or advisors;
(5)making recommendations to the Board concerning non-employee director compensation;
(6)reviewing the adequacy of the company’s stock ownership guidelines for key executives and directors and periodically assessing compliance with these guidelines;
(7)overseeing the company’s compensation philosophy and strategy and periodically assessing the risk related to its compensation policies and practices;
(8)overseeing certain human capital management matters, including key management succession planning and leadership development matters; and
(9)approving the Compensation Discussion and Analysis (CD&A) for inclusion in the company’s annual proxy statement.
The NCGPP and CHC Committees work together to establish a link between the CEO’s performance assessment and decisions regarding his or her compensation. All compensation actions relating to the CEO are subject to the approval of the independent directors of the Board. The CHC Committee met five times in 2024.
The CHC Committee Report begins on page 38.
The CHC Committee has the sole and direct responsibility for the appointment, compensation and oversight of the work of any advisor retained by the CHC Committee. Aon Consulting, Inc. (Aon), as the CHC Committee's
independent compensation consultant, reports directly and exclusively to the CHC Committee and, except as

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Corporate Governance at Baxter International Inc.	29

noted below, has not historically provided any additional services to Baxter except advising on executive and
Board compensation matters (inclusive of a review of related company disclosures). The CHC Committee consultant provides analyses and recommendations that help inform the CHC Committee’s decisions but does not decide or approve any compensation actions. During 2024, the CHC Committee consultant advised the chair of the CHC Committee on agenda items for CHC Committee meetings, reviewed management proposals presented to the CHC Committee, assisted in the CHC Committee’s assessment of Baxter’s compensation policies and practices and conducted a review of the compensation of non-employee directors at Baxter’s peer companies. See “Executive Compensation—Compensation Discussion and Analysis—Structure of Executive
Compensation Program—Peer Group and Use of Peer Group Data” for additional information on Baxter’s compensation peer group. For services rendered in 2024, Baxter paid approximately $315,000 to Aon in fees related to recommending the amount or form of executive and director compensation and approximately $1.5 million in fees primarily related to commercial risk advisory services and tools to benchmark benefits. The company also paid Aon approximately $506,000 (paid from assets contained in the Hillrom Pension Plan) for serving as the plan’s outsourced chief investment officer and investment manager in 2024, which services Aon started providing prior to Baxter's acquisition of Hillrom in December 2021. The determination to engage Aon for the additional services rendered was recommended by management and approved by Baxter’s Investment
Committee, which is comprised of members of management annually appointed by the Audit Committee. In accordance with the rules of the SEC and the NYSE regarding the independence of compensation consultants, the CHC Committee consultant provided the CHC Committee information regarding any personal, financial or business relationships between it and Baxter, the consultant’s management or the members of the CHC
Committee that could impair the consultant's independence or present a conflict of interest. Based on its review of this information, the CHC Committee determined that there were no relationships that impair Aon's independence or create a conflict of interest between Baxter and Aon and the partners, consultants and employees who provide(d) services to the CHC Committee. In addition, the CHC Committee annually reviews the substantive performance of the independent CHC Committee consultant as part of its engagement process.
CHC Committee Interlocks and Insider Participation
During 2024, Mses. Schlichting and Wendell and Messrs. Rusckowski and Wilver served as a member of the
CHC Committee. No current or former director that served on the CHC Committee in 2024 is or has been one of the company’s officers or employees, and none have any relationships with Baxter of the type that is required to be disclosed under Item 404 of Regulation S-K. None of the company’s executive officers serves or has served as a member of the board, the compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of Baxter’s directors, including on the CHC Committee.
Nominating, Corporate Governance and Public Policy Committee
The NCGPP Committee is composed of Cathy R. Smith (Chair), Patricia B. Morrison, Stephen N. Oesterle, M.D.,
and David S. Wilkes, M.D., each of whom is independent under the rules of the NYSE. The NCGPP Committee assists and advises the Board on director nominations, corporate governance, general Board organization and planning matters and on current and emerging political, corporate citizenship and public policy issues that may affect Baxter's business operations, performance or public image.
As provided in its amended charter, the NCGPP Committee’s duties include:
(1)developing general criteria for use in evaluating and selecting candidates for election or re-election to the Board;
(2)assisting the Board in identifying and attracting qualified director candidates;
(3)having the sole authority to retain and terminate any search firm to be used to identify director candidates;
(4)recommending to the Board annually a slate of nominees to be proposed by the Board to stockholders as nominees for election as directors and, from time to time, recommend persons to fill any vacancy on the
Board;

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30	Corporate Governance at Baxter International Inc.

(5)reviewing and making recommendations to the Board regarding director nominees' independence for the general Board and CHC Committee and Audit Committee service, and the financial literacy and expertise of Audit Committee members and nominees who may be asked to serve on the Audit Committee;
(6)reviewing the suitability for continued service of each director when his or her term expires, including each director's time commitments, and when he or she has a change in circumstances under Baxter’s
Corporate Governance Guidelines;
(7)reviewing periodically the size and composition of the Board and each committee, including whether the
Board possesses an appropriate mix of skills, tenure, experiences and backgrounds;
(8)recommending to the Board any changes in number, authority, procedures and duties of Board committees and the chairs and members who should serve thereon;
(9)advising the Board and the Chair and CEO on major organizational matters, including the proposed election of any new officers in response to any organizational changes;
(10)recommending for election by the full Board an acting or successor CEO in the event of death, incapacity, resignation or other absence (temporary or permanent) of the CEO;
(11) overseeing the annual process for evaluating the performance of the CEO (and Chair if applicable) and the Lead Independent Director in connection with his or her appointment or re-election;
(12)overseeing the annual process for evaluating Board and committee performance and effectiveness in light of Baxter’s strategic objectives, Baxter’s Corporate Governance Guidelines and each committee charter;
(13)to the extent not delegated to other committees, reviewing matters impacting Baxter’s image and reputation and its standing as a responsible corporate citizen;
(14)overseeing the orientation of new Board members to Baxter and its business as well as the continuing education of the directors;
(15)ensuring compliance with the Board’s overboarding policy for directors;
(16)reviewing and reassessing at least annually the adequacy of Baxter’s Corporate Governance
Guidelines; and
(17)reviewing and approving or ratifying related person transactions in accordance with Baxter’s Corporate
Governance Guidelines.
The NCGPP Committee met six times in 2024.
Quality and Regulatory Compliance Committee
The QRC Committee is composed of Stephen N. Oesterle, M.D. (Chair), William A. Ampofo, II, Stephen H.
Rusckowski, Nancy M. Schlichting, Amy A. Wendell and David S. Wilkes, M.D. The QRC Committee has
oversight responsibility with respect to quality and medical affairs and certain other compliance matters, including with respect to quality and regulatory aspects of the company’s research and development programs.
As provided in its amended charter, the QRC Committee’s duties include:
(1)overseeing risk management in the area of product quality and safety (including with respect to quality and regulatory aspects of the company’s research and development programs);
(2)reviewing periodic reports on significant compliance matters from senior executives in charge of the company’s quality and compliance functions;
(3)coordinating with the Audit Committee with respect to the QRC Committee’s oversight of quality and regulatory compliance issues; and
(4)reviewing strategic issues and corporate actions relating to current and emerging environmental, health and safety and sustainability matters that may affect Baxter business operation, performance or public image.

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Corporate Governance at Baxter International Inc.	31

The QRC Committee met five times in 2024.
Operating Committee
The Operating Committee was formed in February 2025 and is composed of Stephen H. Rusckowski (Chair),
William A. Ampofo, II, Patricia B. Morrison and Amy A. Wendell. The Operating Committee assists management and the Board in reviewing and identifying opportunities for improvement in the company’s plans and strategies related to product development, manufacturing, distribution, growth and operating efficiency.  Unless the Board should otherwise determine to extend its term, the Operating Committee will dissolve automatically on the date that is six months following the Board’s appointment of a permanent CEO.
Director Compensation
Non-employee directors are compensated for their service under Baxter’s non-employee director compensation plan with cash compensation and equity awards of fully vested Baxter shares. Baxter’s director compensation program utilizes equity awards in order to further align the interests of directors with those of Baxter stockholders.
No changes were made to the director compensation program for 2024. However, effective beginning in 2025, certain committee chair cash retainers have been increased and committee meeting fees have been eliminated, as further described below. These changes were made by the Board consistent with the recommendation of the
CHC Committee and upon the independent compensation consultant's recommendation. They are intended to better align the company's director compensation program with market practice. Non-employee director compensation is reviewed annually utilizing market data and analyses provided by the CHC Committee’s independent compensation consultant.
Cash Compensation
In 2024, non-employee directors were entitled to receive a $100,000 annual cash retainer and a $2,000 fee for each committee meeting attended. Directors that joined during the year were paid their retainer on a pro rata basis for the period of service. Directors did not receive additional compensation for each Board meeting attended or for attending meetings for committees on which he or she did not sit.
Beginning in 2025, the annual cash retainer for the Board has been raised to $120,000, and committee meeting fees have been eliminated.  Additional market competitive adjustments were made to the retainers of the chairs of the QRC and NCGPP Committees, which increased from $15,000 to $20,000 each.  The cash retainer for the
Lead Independent Director, the Audit Committee chair and the CHC Committee chair remained unchanged from
2024 at $50,000, $25,000 and $20,000, respectively. In addition, in February 2025, both the Operating
Committee and CEO Search Working Group were established in connection with the ongoing CEO transition.
The chairs of each group will be paid a stipend upon the completion of certain events, as discussed in the footnotes to the table below. See “—Committees of the Board—Operating Committee” and "—Board
Responsibilities—Management Succession Planning" for additional information on the Operating Committee and
CEO Search Working Group, respectively.

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32	Corporate Governance at Baxter International Inc.

Cash Compensation:	2024	2025
Annual Cash Retainer	$100,000	$120,000
Committee Meeting Fee (Per Meeting)	$2,000	$—
Lead Independent Director Cash Retainer	$50,000	$50,000
Committee Chair Cash Retainers:
Audit Committee Chair	$25,000	$25,000
CHC Committee Chair	$20,000	$20,000
QRC Committee Chair	$15,000	$20,000
NCGPP Committee Chair	$15,000	$20,000
Operating Committee Chair[1]	NA	$20,000
CEO Search Working Group Chair[2]	NA	$10,000
1.The chair of the Operating Committee will receive a stipend upon the earlier of (i) the dissolution of the Operating Committee
(or the date that is six months following the Board’s appointment of a permanent CEO), and (ii) any decision by the Board to extend the term of the Operating Committee.
2.The chair of the CEO Search Working Group will be paid a stipend upon the appointment of the permanent CEO.
Non-employee directors are eligible to participate in a deferred compensation plan that allows for the deferral of all or any portion of cash payments until their Board service ends. The plan provides participants with a select subset of investment elections available to all eligible employees under Baxter’s U.S. tax-qualified Section 401(k)
plan (401(k) Plan).
Equity Grant
For 2024, the aggregate value of each non-employee director’s annual equity grant was $215,000. One hundred percent (100%) of this grant was made in fully vested Baxter shares on the date of the 2024 annual meeting to non-employee directors then in office. All equity awards are subject to a six-month forfeiture period in the event the director stops serving on the Board during that period (other than as a result of death, disability or qualifying retirement). Each non-employee director can elect to defer receipt of all of his or her fully vested stock awards under the deferred compensation plan each year until the director stops serving on the Board.
Other Director Compensation
Directors are eligible to participate in the Baxter International Foundation matching gift program, under which
Baxter’s foundation matches gifts made by employees and directors to eligible non-profit organizations. The maximum gift total for a director participant in the program is $20,000 in any calendar year.
Baxter’s Stock Ownership Guidelines for Directors; Prohibitions on Trading
Baxter’s Corporate Governance Guidelines provide that after five years of Board service, each director is expected to hold common stock equal to five times the annual cash Board retainer provided to directors. As of
December 31, 2024, all directors who have served on the Board for at least five years were in compliance with these guidelines.
Pursuant to Baxter’s Securities Trading Policy, Baxter directors are prohibited from engaging in short-term trading activities (including hedging) and option transactions in Baxter stock. As a result, directors cannot enter into any
“put” or “call” options or otherwise buy or sell derivatives on any Baxter stock. Additionally, it is Baxter’s policy not to permit directors to pledge Baxter securities as collateral for loans or otherwise as a security interest.

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Corporate Governance at Baxter International Inc.	33

Director Compensation Table
The following table provides information on 2024 compensation for non-employee directors who served during any portion of 2024.

Name	Fees Earned or Paid in Cash ($)[1]	Stock Awards ($)[2]	All Other Compensation ($)[3]	Total ($)
William A. Ampofo II	110,000	214,986	—	324,986
Jeffrey A. Craig[4]	37,333	136,207	—	173,540
Patricia B. Morrison	130,000	214,986	4,496	349,482
Stephen N. Oesterle, M.D.	137,000	214,986	20,000	371,986
Stephen H. Rusckowski	120,000	214,986	20,000	354,986
Nancy M. Schlichting	140,000	214,986	14,535	369,521
Brent Shafer	172,000	214,986	—	386,986
Cathy R. Smith	145,000	214,986	—	359,986
Amy A. Wendell	120,000	214,986	20,000	354,986
David S. Wilkes, M.D.	122,000	214,986	34,535	371,521
Peter M. Wilver[5]	153,000	214,986	20,000	387,986
1.Consists of the amounts described above under “—Cash Compensation” above.
2.The amounts shown in this column are valued based on the grant date fair value of the underlying fully vested Baxter share awards computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic
718, Stock Compensation (FASB ASC Topic 718). For more information on how these amounts are calculated, please see
Note 9 to the Consolidated Financial Statements included in the 2024 Form 10-K. The following non-employee directors were granted 5,952 fully vested shares in May 2024: Mr. Ampofo, Ms. Morrison, Dr. Oesterle, Mr. Rusckowski, Ms.
Schlichting, Mr. Shafer, Ms. Smith, Ms. Wendell, Dr. Wilkes and Mr. Wilver. In connection with Mr. Craig’s appointment to the
Board in September, 2024, he received 3,472 fully vested shares for his prorated service between his appointment and the
Annual Meeting. As of December 31, 2024, each current and former non-employee director, as set forth above, had the following number of stock options outstanding, all of which were fully vested as of such date: Mr. Ampofo 0; Mr. Craig 0; Ms.
Morrison 0; Dr. Oesterle 1,060; Mr. Rusckowski 0; Ms. Schlichting 0; Mr. Shafer 0; Ms. Smith 17,868; Ms. Wendell 17,116;
Dr. Wilkes 0; and Mr. Wilver 0.
3.The amounts in this column include matching gift contributions made by Baxter’s charitable foundation as of March 1, 2025 on qualifying charitable donations made by the following directors in 2024: Dr. Oesterle ($20,000); Mr. Rusckowski
($20,000); Ms. Wendell ($20,000); Mr. Wilkes ($20,000); and Mr. Wilver ($20,000). All other amounts in this column include the dividend equivalent unit payments made in 2024 on previously deferred restricted stock units (RSUs) pursuant to the deferred compensation plan: Ms. Morrison ($4,496); Ms. Schlichting ($14,535); and Dr. Wilkes ($14,535).
4.Mr. Craig was appointed effective September 9, 2024.
5.Mr. Wilver resigned effective December 31, 2024.

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34	Corporate Responsibility

Corporate Responsibility

What Corporate Responsibility Means to Baxter
Driven by Baxter’s Mission to Save and Sustain lives, Baxter strives to create lasting value and meaningful impact by Empowering our Patients, Protecting our Planet and Championing our People and Communities.
Baxter’s corporate responsibility strategy focuses on addressing the corporate responsibility matters that affect its patients, customers, employees, communities and other critical stakeholders worldwide.
Advancing Baxter’s corporate responsibility goals contributes to business, social and economic value, including the attraction, retention and engagement of employees, enhanced operational efficiency and implementation of enterprise risk management strategies, among others. The company remains focused on its 2030 Corporate
Responsibility Commitment, which features strategic goals for focused action (as discussed in “—2030 Corporate
Responsibility Commitment and Goals” below). The 2030 Corporate Responsibility Commitment and Goals
highlight Baxter's corporate responsibility focus and help to further advance Baxter's corporate responsibility performance. This commitment, which was established to help drive innovation and create value for the company's full range of stakeholders, supports and complements Baxter's business strategy.  Baxter expects to announce a refreshed corporate responsibility commitment and goal set after the issuance of the 2024 Corporate
Responsibility Report (currently projected to be issued in June 2025), either in a separate announcement or as part of the 2025 Corporate Responsibility Report. This timing should allow for the permanent CEO to have the opportunity to review and contribute to Baxter's commitment and goals and for the commitment and goals to reflect recent operational and other developments (including the recent Kidney Care sale).
Management and Board Oversight
Corporate responsibility matters receive strategic guidance and oversight at the highest levels of the company, including Baxter’s Interim CEO, the COO, many of the direct reports of the Interim CEO and COO and other functional leaders, the Board and the CHC, NCGPP and QRC Committees. An executive cross-functional steering committee (the Corporate Responsibility Steering Committee) provides direction and oversight regarding the company’s corporate responsibility initiatives and advances Baxter’s corporate responsibility strategy and culture. The Corporate Responsibility Steering Committee meets or receives updates quarterly to monitor policies, action plans and strategies and other matters of significance to Baxter’s reputation as a socially responsible organization. The Corporate Responsibility Steering Committee also provides guidance to the
Corporate Responsibility Council (the Council). The Council, composed of cross-functional leaders, meets throughout the year to (i) track progress toward Baxter’s 2030 Corporate Responsibility Commitment and Goals
and deliver regular updates to the Corporate Responsibility Steering Committee, (ii) solicit and review stakeholder input on Baxter’s corporate responsibility programs, priorities, goals and disclosures, as well as broader industry trends, and (iii) periodically lead Baxter’s materiality assessments to help validate the direction and focus of the company’s corporate responsibility programs. Day-to-day corporate responsibility matters are managed by a combination of corporate responsibility goal owners and working group members, which include environmental, health, safety and sustainability, operations, human resources, finance, investor relations, legal, communications and other personnel depending on the nature of the matter.

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Corporate Responsibility	35

Board of Directors
Quality and Regulatory Compliance Committee Nominating Corporate Governance and Public Policy Committee
Compensation and Human Capital Committee
Corporate Responsibility Steering Committee*
Chair and Interim CEO EVP, COO and Interim Group President, Medical Products & Therapies
EVP and CFO EVP and General Counsel EVP, Chief Supply Chain Officer
EVP and Chief Human Resources Officer EVP and Group President, Pharmaceuticals
EVP and Group President, Healthcare Systems & Technologies
SVP, Chief Accounting Officer and Controller SVP, Chief Quality Officer SVP, Chief Investor Relations Officer
SVP, Chief Information Officer SVP, Chief Communications Officer & Corporate Marketing SVP and Corporate Secretary
SVP, Chief Medical and Scientific Officer SVP and President, Growth and Emerging Markets
VP, Finance, Financial Planning and Analysis VP, Audit
Co-Chairs of Corporate Responsibility Council
VP, Environment, Health, Safety and Sustainability VP, Corporate Responsibility and Global Philanthropy
Corporate Responsibility Council Members and 2030 Goal Leaders
Corporate Responsibility Working Groups
*As of March 13, 2025
To drive further accountability, the individual performance assessment of the Executive Operating Committee, which includes all of the Interim CEO’s direct reports and certain of the COO's direct reports, are based as an initial matter on the company’s performance against pre-established measures for certain strategic priorities, including those related to corporate responsibility. The strategic 2024 priorities that impact the related individual assessment are included in three categories: Patient Safety and Quality; Best Place to Work; and Growth
Through Innovation. See “Executive Compensation—Compensation Discussion and Analysis—Elements of
Executive Compensation—Annual Incentive Plan—Determination of 2024 Annual Incentive Plan Payouts—
Individual Performance” for additional information. One or more executive leaders are also assigned to each of
Baxter’s 2030 Corporate Responsibility Goals to help ensure the accountability of cross-functional teams responsible for achieving the goals.
In addition, the Board plays a critical role in corporate responsibility oversight. The full Board receives updates at least annually on corporate responsibility matters (including a discussion of related goals and industry trends).
The QRC Committee and the NCGPP Committee share oversight for corporate responsibility-related matters and the CHC Committee oversees certain human capital management matters. The QRC Committee provides oversight for issues related to environmental, health and employee safety, sustainability and compliance matters, while the NCGPP Committee provides oversight for other areas related to Baxter’s corporate responsibility, including charitable contributions, public policy, and other social and governance issues. The CHC Committee provides oversight for succession planning for key members of management (other than the Chair and CEO), leadership development and inclusion initiatives. See “Corporate Governance at Baxter International Inc.—
Committees of the Board” for additional information regarding the responsibilities of each committee of the
Board.
Pursuant to Baxter’s robust stockholder engagement program, Baxter's management and certain directors regularly engage in corporate responsibility discussions with many of the company’s investors. Outputs from these discussions are shared with the entire Board during Board-wide corporate responsibility updates and with the NCGPP Committee as part of its oversight of corporate governance matters generally. See “Corporate
Governance at Baxter International Inc.—Other Corporate Governance Information—Stockholder Engagement”
for additional Information.

| 2025 Annual Meeting of Stockholders and Proxy Statement

36	Corporate Responsibility

2030 Corporate Responsibility Commitment and Goals
Baxter has a long-standing commitment to responsible operations and corporate responsibility reporting. Baxter is ever conscious of its global impact, including with respect to its employees, the communities in which it operates and the people who use its products. Setting goals across a broad range of corporate responsibility focus areas demonstrates Baxter’s commitment to this important topic, reinforces accountability and helps to drive ongoing improvement across the organization.
Baxter's 2030 Corporate Responsibility Commitment and Goals demonstrate the connection between its corporate responsibility initiatives and business priorities. Anchored by three pillars—Empower Our Patients,
Protect Our Planet and Champion Our People and Communities—this commitment features strategic goals for focused action. The company’s corporate responsibility goals align with certain of the United Nations Sustainable
Development Goals (UN SDGs) and the 2030 Agenda for Sustainable Development, particularly UN SDGs 3
(good health and well-being), 6 (clean water and sanitation) and 12 (responsible consumption and production).
Baxter has been consistently recognized by external rankings and ratings organizations as a corporate responsibility and sustainability leader. Representative of this recognition, in 2024, Baxter was named one of
America’s Most JUST Companies by JUST Capital for 2024, one of the 100 Best Corporate Citizens of 2024 by
3BL Media, a constituent company in the FTSE4Good Index Series, and was listed within the Wall Street
Journal’s Management Top 250. CDP also scored Baxter for its environmental management with B scores in both
Climate Change and Water Security for taking coordinated action within these areas. These awards are among other regional and country-specific recognitions received by the company across the globe.
Annual Reporting and Disclosures
Transparent reporting is a longstanding focus for Baxter, as it has more than a 30-year history of publishing environmental performance reports. The company’s corporate responsibility disclosures have evolved and broadened in scope, generally in line with stakeholders’ significant interests combined with the increasing sophistication of Baxter’s corporate responsibility strategy and evolving regulatory requirements. Every year,
Baxter measures and evaluates its performance, communicates progress and challenges and identifies opportunities to drive even greater impact across its business and society. In 2024, Baxter completed a double materiality assessment to inform its corporate responsibility strategy and 2030 Corporate Responsibility
Commitment and Goals and to help address related regulatory reporting requirements.
Baxter is committed to sharing information about its corporate responsibility initiatives, priorities, goals and performance. The annual Corporate Responsibility Report illustrates the company’s commitment to sound governance and balanced, transparent disclosure. It also serves as a platform for stakeholder engagement and provides an important means for soliciting feedback on the company’s related activities. Since 2019, Baxter has published its Sustainability Accounting Standards Board Index in alignment with the Medical Equipment and
Supplies Sustainability Accounting Standard, and in 2023, Baxter issued its inaugural report against the framework established by the Task Force on Climate-related Financial Disclosures. The company elected to make these voluntary public disclosures in the interest of providing enhanced corporate responsibility information to investors and in response to feedback received during the company’s annual corporate governance outreach discussions (as described in “Corporate Governance at Baxter International Inc.—Other Corporate Governance
Information—Stockholder Engagement”). In addition, the company has published a redacted version of its 2024
U.S. Employer Equal Opportunity EEO-1 consolidated report on its website.
Neither the Corporate Responsibility Report nor any other report or website listed herein are incorporated by reference into this proxy statement or any other document filed with the SEC. More information about Baxter’s corporate responsibility efforts and initiatives, including the 2023 Corporate Responsibility Report, is available on
Baxter’s website under “Our Story—Corporate Responsibility.”

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Executive Compensation	37

Executive Compensation

Advisory Vote to Approve Named Executive Officer
Compensation for 2024
At the 2023 annual meeting, stockholders recommended that the Board continue to hold annual advisory votes approving the compensation of Baxter’s NEOs
(commonly referred to as “say-on-pay”). The Board determined to follow the stockholders’ recommendation and continues to hold annual say-on-pay votes.
Accordingly, the Board is requesting that stockholders approve, pursuant to a non-binding vote, the compensation of the company’s NEOs for 2024 as disclosed in this proxy statement.
The Board of Directors recommends a vote FOR approval of the compensation of the company’s NEOs for 2024.

In accordance with Section 14A of the Exchange Act, stockholders are being asked to vote on a resolution to approve, on a non-binding, advisory basis, the compensation of Baxter’s NEOs for 2024. The Board encourages stockholders to carefully review the “—Compensation Discussion and Analysis” section of the proxy statement in connection with this advisory vote. The Compensation Discussion and Analysis section describes Baxter’s executive compensation program and the decisions made by the CHC Committee and the Board with respect to the compensation of the company’s NEOs for 2024.
The company has designed its executive compensation program to attract, motivate, reward and retain the executive talent required to help achieve its corporate and strategic objectives and increase stockholder value.
As discussed below in the Compensation Discussion and Analysis section, pay-for-performance is the most significant structural element of Baxter’s executive compensation program, where the majority of executive pay is at risk and is only delivered if specific annual or long-term performance requirements are met.
In addition, Baxter has adopted policies, like its stock ownership guidelines and its clawback policies, to promote the long-term focus of, and appropriate levels of risk-taking by, its executive officers.
The Board believes that Baxter’s executive compensation program is designed to meet the objectives discussed in the Compensation Discussion and Analysis section. Accordingly, the Board recommends that stockholders vote in favor of the following resolution:

RESOLVED, that the stockholders of Baxter International Inc. approve the compensation paid to the company’s NEOs for 2024 as described in this proxy statement under “Executive Compensation,”
including the Compensation Discussion and Analysis, the executive compensation tables and other narrative disclosure contained therein.

This say-on-pay advisory vote is non-binding on the Board. Although the vote is non-binding, the Board and the
CHC Committee will review and thoughtfully consider the voting results when making future decisions concerning the compensation of the company’s future NEOs. The company will hold the next say-on-pay advisory vote at the
2026 annual meeting.

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38	Executive Compensation

Compensation and Human Capital Committee Report
The CHC Committee is responsible for the oversight of Baxter’s compensation programs on behalf of the Board.
In fulfilling its oversight responsibilities, the CHC Committee has reviewed and discussed with management the
Compensation Discussion and Analysis set forth in the proxy statement.
Based on the review and discussions referred to above, the CHC Committee recommended to the Board that the following Compensation Discussion and Analysis be included in the 2024 Form 10-K and the proxy statement, each of which has been or will be filed with the SEC.
Compensation and Human Capital Committee
Nancy M. Schlichting (Chair)
Stephen H. Rusckowski
Amy A. Wendell
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) discusses the 2024 compensation paid to Baxter’s executive officers who are identified as NEOs below. The purpose of this discussion is to provide stockholders with an understanding of the company’s executive compensation policies and practices and the decisions regarding the NEOs’ compensation.
For 2024, Baxter’s NEOs are:

Named Executive Officer	Title
José Almeida [1]	Former Chair of the Board, President and CEO
Joel Grade [2]	Executive Vice President and CFO
Heather Knight [3]	Executive Vice President, COO and Interim Group President, Medical Products & Therapies
Alok Sonig	Executive Vice President and Group President, Pharmaceuticals
Christopher Toth [4]	Former Executive Vice President and Group President, Kidney Care
1.Mr. Almeida ceased serving as Chair of the Board, President and CEO, effective on February 3, 2025 and transitioned into a non-executive officer role (Special Advisor). Mr. Almeida's employment with Baxter will terminate effective as of October 31,
2025.
2.Mr. Grade ceased serving as the company's Interim Chief Accounting Officer as of February 21, 2025, and continues to serve as the company's Executive Vice President and CFO.
3.Prior to February 3, 2025, Ms. Knight served as the company’s Executive Vice President and Group President, Medical
Products & Therapies.
4.Mr. Toth ceased serving as Executive Vice President and Group President, Kidney Care on January 31, 2025 in connection with the closing of the sale of that business to certain affiliates of Carlyle on the same date.
The Executive Summary section of this CD&A highlights the following:
•2024 Company Results
•2022 – 2024 CEO Realizable Pay
•2024 Say-on-Pay Vote
•2024 Executive Compensation Program Actions and Changes
•2025 Executive Compensation Program Changes
•Compensation Philosophy and Governance Practices

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Executive Compensation	39

The remainder of this CD&A discusses the following:
•Structure of Executive Compensation Program
•Elements of Executive Compensation
•Additional Compensation Governance
Executive Summary
2024 Company Results
Baxter’s 2024 financial results, as calculated for purposes of the 2024 annual incentive plan, reflect the company’s improving performance:
•Adjusted Net Sales Including Discontinued Operations of $15,181 million, which was 101% of the annual incentive target of $15,017 million;
•Further Adjusted EPS Including Discontinued Operations of $2.79, which was 95% of the annual incentive target of $2.95; and
•Adjusted Free Cash Flow Including Discontinued Operations of $501 million, which was 72% of the annual incentive target of $700 million.
See “—2024 Executive Compensation Program Actions and Changes—2024 Annual Incentive Design and
Performance” below for an overview of Baxter’s 2024 annual incentive plan and “—Elements of Executive
Compensation—Annual Incentive Plan—Determination of 2024 Annual Incentive Plan Payouts” for a description of Adjusted Net Sales Including Discontinued Operations, Further Adjusted EPS Including Discontinued
Operations and Adjusted Free Cash Flow Including Discontinued Operations (including a description of adjustments from the closest GAAP measures to derive these amounts).
A comparison of the performance of Baxter’s common stock against certain of its peers over the past three and five years provides other perspectives on Baxter’s overall performance.
The graphs below compare the cumulative TSR (including reinvested dividends) on Baxter common stock, the
Standard & Poor’s 500 Composite Index and the Standard & Poor’s 500 Health Care Index for the three- and five-year periods ended December 31, 2024. As set forth below, the TSR for Baxter for the three-year period totaled approximately (63%), as compared to 29% for the S&P 500 Composite Index and 3% for the S&P 500
Health Care Index over the same period. These numbers reflect softness in Baxter stock, which likely reflects the company’s reduction in guidance due to certain macroeconomic headwinds and related supply constraints which impacted the company’s 2022 earnings results. In addition, the company’s Healthcare Systems & Technologies business has underperformed expectations in recent years due to the impact from select operational factors and supply constraints. In January 2023, the company began executing on a series of strategic actions to enhance future performance, the latest of which was completed on January 31, 2025. These actions included the divestiture of two businesses which lowered the company’s overall earnings. These strategic actions have now been completed and the company should be well positioned to drive enhanced performance and create incremental value for all stakeholders going forward. For the five-year period, the TSR for Baxter totaled approximately (61%), as compared to 97% for the S&P 500 Composite Index and 47% for the S&P 500 Health
Care Index over the same period. These results may be attributable to similar causes.

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40	Executive Compensation

1. TSR calculations (as provided by FactSet) include reinvested dividends.
1. TSR calculations (as provided by FactSet) include reinvested dividends.
2022 – 2024 CEO Realizable Pay
Paying for performance is the foundation of the company’s compensation program, and much of the company’s executives’ pay is “at-risk.” Over the past several years, the company has granted a mix of time-based restricted stock units (RSUs) and performance share units (PSUs), as well as stock options, to help retain and motivate executives to deliver long-term performance. Given that a significant portion of the compensation packages vary depending on company performance, oftentimes the grant date value of compensation (as reported annually in

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Executive Compensation	41

the Summary Compensation Table) is not always reflective of the actual realizable pay value that is ultimately received by the CEO.
To illustrate the differences, the company compared Target Compensation (as defined below) and the Summary
Compensation Table values to Realizable Pay on a year-by-year basis; for this purpose:
•“Target Compensation” refers to the sum of target salary, target annual bonus and target long-term equity incentive (LTI) grant values,
•“Summary Compensation Table” refers to the actual disclosure in the Summary Compensation Table,
and
•“Realizable Pay” refers to the sum of actual salary, actual annual bonus and the potential payout value of equity grants, including performance criteria and stock price.
As shown in the table further below, as of December 31, 2024, Mr. Almeida’s aggregate Realizable Pay was 42%
of the intended aggregate Target Compensation for years 2022-2024, and 42% of the aggregate Summary
Compensation Table disclosure for these years, taking into account only such amounts reported under the
“Salary”, “Bonus”, “Stock Awards”, “Option Awards” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table. This level of Realizable Pay is consistent with the company’s performance during those years and the company’s pay-for-performance philosophy, which resulted in a significant amount of
Mr. Almeida’s compensation being placed “at-risk”.
The graph below is not a substitute for the information required by the 2024 Summary Compensation Table for years 2022-2024, which appears on page 62. All values in the graph below are in U.S. Dollars and shown in thousands. Realizable Pay reinforces a pay-for-performance linkage as the target economic value of short- and long-term incentive opportunities only provide value when meaningful performance is achieved.

$44,335
$44,753
$18,683
$45,000
$42,500
$40,000
$37,500
$35,000
$32,500
$30,000
$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$-
$17,000
$5,500
$11,500
$6,435
$3,900
$18,996
$5,396
$11,581
$4,880
$3,900
$2,583
$7,320
$4,880
$3,900
Target Compensation
Summary Compensation Table
Realizable Pay
Base Salary
Annual Bonus
Restricted Stock Units
Stock Options
Performance Share Units

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42	Executive Compensation

2024 Say-on-Pay Vote
At the 2024 annual meeting, approximately 80% of the stockholders voting at the meeting approved, in an advisory vote, the compensation for Baxter’s NEOs for 2023. As discussed in “Corporate Governance at Baxter
International Inc.—Other Corporate Governance Information—Stockholder Engagement,” the company engaged with select institutional investors to solicit feedback and understand executive compensation concerns after completion of the 2024 annual meeting and through early 2025. In direct response to stockholder feedback, the company enhanced disclosures in the proxy statement regarding certain elements of its programs, including enhancements regarding factors the CHC Committee considers when reviewing executive pay. The Board and the CHC Committee value and take into consideration comments received during stockholder outreach discussions.
The CHC Committee and management are committed to continuing to strengthen pay-for-performance alignment, as well as the overall design of Baxter’s executive compensation program, informed by stockholder feedback obtained from corporate governance outreach discussions.
2024 Executive Compensation Program Actions and Changes
Baxter continues to review its executive compensation program based on the company’s operational strategy and stockholder feedback. The following outlines: (i) 2024 annual incentive design and performance; (ii) 2024 annual PSU grant design; and (iii) other 2024 executive compensation actions.
2024 Annual Incentive Design and Performance
The 2024 annual incentive payout was calculated using the following formula:
The three applicable financial performance metrics remained unchanged from 2023 to 2024 and included
NEO's Target
Annual Incentive
The Aggregate
Performance Across the
Three Applicable
Financial Performance
Metrics with a Payout
Range Between
0%-200%
The NEO's
Individual
Performance
Assessment
that Ranges
Between
0%-125%
Annual Incentive
Payout
X
X
=
Adjusted Net Sales (50% weighting), Further Adjusted EPS (25% weighting) and Free Cash Flow (25%
weighting). Both the Adjusted Net Sales and Free Cash Flow metrics are also included in the annual incentive plans for the eligible broader population at Baxter. For 2024, these measures are referred to as Adjusted Net
Sales Including Discontinued Operations, Further Adjusted EPS Including Discontinued Operations and Adjusted
Free Cash Flow Including Discontinued Operations in this proxy statement (to reflect the impacts of the discontinued operations treatment of the recent sale of the Kidney Care business).
For 2024, to mitigate the potential challenges around financial target setting due to the proposed separation of the Kidney Care business, the performance curves for Adjusted EPS and Free Cash Flow were widened by 10%
at threshold and 10% at maximum, as shown in the table below.  The CHC Committee reviews these curves each year, taking into account unique circumstances when making these determinations.

	Threshold		Maximum
Metric	2023	2024	2023	2024
Adjusted EPS	90%	80%	110%	120%
Free Cash Flow	80%	70%	120%	130%

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Executive Compensation	43

No adjustments were made for 2024 to the performance curve for Adjusted Net Sales metric. For all metrics,
100% achievement will result in target payout.
For 2024, each NEO’s individual performance assessment, as well as that of the broader Executive Operating
Committee, was initially determined in connection with an assessment of Baxter’s performance against pre-
established measures for key strategic 2024 priorities, which include various corporate responsibility metrics.
See “—Elements of Executive Compensation—Annual Incentive Plan—Determination of 2024 Annual Incentive
Plan Payouts” below for details on the 2024 financial and individual performance metric results for each NEO.
2024 Annual Equity Design
In order to support the stability and focus required of senior leadership in connection with the proposed separation of the Kidney Care business, the company made its 2024 annual LTI grant to all equity-eligible employees in the form of 100% RSUs, with the exception of Messrs. Almeida and Grade.  Messrs. Almeida and
Grade each received 50% of their 2024 annual equity grants in the form of RSUs and 50% of their annual equity grants in the form of PSUs, as the company recognizes the importance of the CEO and CFO to have a significant portion of their equity awards consist of performance-based equity.
As the proposed Kidney Care separation was known during the planning phase for the 2024 annual grant, setting three-year PSU targets to accurately reflect performance before and after the separation was complex. To mitigate potential complications of setting these multi-year targets based on internal metrics for Messrs. Almeida and Grade in the year in which the Kidney Care separation could have been completed, PSUs granted in 2024 are wholly based on Baxter’s relative TSR versus the S&P 500 Healthcare Equipment & Services Index.  This
index is used to measure relative TSR for the company's PSU grants made in 2022 and 2023.  The 2024 PSU design is set forth in the table below:

2024 Plan Design
Metric:	Relative TSR
Weighting:	100%
Measurement:	Three-year performance period
See “—Elements of Executive Compensation—Long-Term Incentive Plan—2024 Annual LTI Grants” for
additional detail on Baxter’s 2024 PSU grants.
2024 Executive Compensation Actions
The following summarizes 2024 compensation actions for NEOs:
•Base Salary: Mr. Almeida did not receive a salary increase in 2024. As specified in Mr. Toth's offer letter dated April 22, 2023, his salary was to remain the same through the business separation of Kidney Care and he did not receive a salary increase in 2024.  Mr. Grade, Ms. Knight and Mr. Sonig each received salary increases during the 2024 annual compensation cycle.
•Annual Incentives: Each NEO received a cash bonus pursuant to the 2024 annual incentive plan, funded as explained in "—Elements of Executive Compensation—Annual Incentive Plan—
Determination of 2024 Annual Incentive Plan Payouts".
•Long-term Incentives: Each NEO received an equity grant during the company's annual cycle in March
2024.  As explained above, Messrs. Almeida and Grade received their awards with 50% delivered in
PSUs and 50% in RSUs.  Ms. Knight's and Messrs. Sonig's and Toth's awards were delivered wholly in the form of RSUs.  No off-cycle LTI grants were made to NEOs in 2024.

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44	Executive Compensation

2022—2024 PSU Performance
The following highlights the performance results for the PSUs granted in March 2022, with a performance period of January 1, 2022 to December 31, 2024, which were calculated as follows:

Performance Metric	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Result[1]	Payout as a % of Target
Relative TSR against the TSR performance of the companies in the S&P 500 Healthcare Equipment & Services Index	33-1/3%	35th Percent Rank	50th Percent Rank	80th Percent Rank	6.3rd Percent Rank	0%
Adjusted ROIC	33-1/3%	7.7%	9.6%	11.5%	6.5%	0%
Adjusted Net Sales CAGR	33-1/3%	2.6%	4.4%	6.2%	2.6%	0%
Weighted Payout as a % of Target						0%
1.Actual results for Adjusted Net Sales CAGR were slightly below 2.6%, but appear at 2.6% due to rounding conventions.
See “—Elements of Executive Compensation—Long-Term Incentive Plan—2022–2024 PSU Performance” for
additional detail on PSU performance, including targets and performance ranges.
2025 Executive Compensation Program Changes
Annual Incentive Plan Design Changes
In November 2024, the CHC Committee approved returning to the prior Free Cash Flow performance curve (80%
at threshold and 120% at maximum). Given the recent separation of the Kidney Care business, less variability should exist in forecasting Free Cash Flow for 2025.  The Adjusted EPS and Adjusted Net Sales performance curves are aligned with that of Baxter's peers and were unchanged for 2025.
For 2025, the CHC Committee has selected (i) Patient Safety and Quality and (ii) Growth as the two categories for the individual modifier for the Executive Operating Committee, each with an equal 50% weight.  The CHC
Committee believes that these categories are most important to supplement senior management's annual financial goals to promote disciplined focus on a number of key measures (including profitable growth and new product development) and drive further accountability.  For more information on the three categories for the individual modifier used for 2024, see "—Elements of Executive Compensation—Annual Incentive Plan—
Determination of 2024 Annual Incentive Plan Payouts— Individual Performance".
Long-Term Incentive Design Changes
Now that the Kidney Care separation has been completed, the CHC Committee approved the prior annual equity
LTI mix, last used in 2023, which is meant to balance performance-based equity while also providing a stable retentive value. This mix reflects typical market practice and reinforces the link of pay-for-performance as stock options only provide value to the holder if the stock price appreciates. The table below illustrates the 2023, 2024 and 2025 annual equity grant mixes for the Executive Operating Committee (including the NEOs that are still in role).

Equity Type	2023	2024	2025
PSUs:	50%	50% (CEO and CFO only)	50%
Stock Options:	25%	—	25%
RSUs:	25%	50% (CEO and CFO only) and 100% all other NEOs	25%

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Executive Compensation	45

Compensation Philosophy and Governance Practices
Baxter's compensation program is built on the following principles:
Principles:
Compare competitively to
companies where Baxter
competes for executive
talent.
Equitably reflect the value
of each executive's position
in the market and within the
company.
Encourage innovation and
appropriate levels of risk-
taking.
Enhance the company's
long-term financial and
stockholder value
performance.
Attract, retain and
motivate high-performing
executives.
Recognize company and
individual performance.
The objectives of the program are to:
Objectives:
Compensate Baxter's
executives in a manner that is
consistent with the above
principles.
Align the interests of
management with those of
stockholders to reflect best
practices.
Drive sustained and
superior performance
relative to the company's
peers.

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46	Executive Compensation

What Baxter Does	What Baxter Does Not Do
✓Emphasize company performance. 92% of the
CEO’s 2024 total target direct compensation and an
average of 85% of the other NEOs’ 2024 total target
direct compensation is variable based on Baxter’s
performance.
✓Align with stockholders. 78% of the CEO’s 2024 total
target direct compensation and an average of 69%
of the other NEOs’ 2024 total target direct
compensation is based on long-term incentives
aligned with stockholders’ interests.
✓Incorporate corporate responsibility metrics into the
annual incentive plan. NEOs have shared corporate
responsibility goals embedded into their 2024 annual
incentive individual performance assessment
measured under three categories: (i) Patient Safety
and Quality (40%); (ii) Best Place to Work (30%) and
(iii) Growth Through Innovation (30%).
✓Require significant stock ownership. Executive
officers are subject to certain stock ownership
requirements and neither unvested PSUs nor
unexercised stock options (or any portions thereof)
count towards the requirements.
✓Maintain anti-hedging and anti-pledging stock
policies for executives and directors. These policies
reflect good governance and mitigate compensation-
related risk.
✓Allow for clawbacks and forfeitures under the annual
incentive and long-term incentives based on the
Mandatory Clawback Policy and Compensation
Recoupment Policy (including without limitation all
time-based incentive awards). The company's
Mandatory Clawback Policy is consistent with Dodd-
Frank requirements and corresponding NYSE listing
standards and the company's Compensation
Recoupment Policy extends beyond the applicable
Dodd-Frank requirements. Various actions can be
taken under the two policies (or are required to be
taken, as applicable) with regard to annual and long-
term incentive payouts to executives and other
incentive-based compensation upon a financial
restatement or for an employee’s violation of
restrictive covenants.
✓Pay severance and vest outstanding equity grants
only upon a “double trigger” in the event of a change
in control. The “double trigger” requires both a
change in control and termination of employment by
the company without cause or by the executive for
good reason.

XProvide tax gross-ups in the event of a change in
control. Taxes are each NEO’s sole responsibility.
XRe-price or exchange of underwater stock
options. The company does not re-price
outstanding stock options, whether vested or
unvested, without prior stockholder approval.
XPay dividend equivalent units (DEUs) on unvested
RSUs or PSUs. DEUs on RSUs and PSUs in the
form of additional shares are paid only upon the
vesting of the underlying RSUs and PSUs with the
number of DEUs for PSUs based on actual
company performance.
XOffer excessive perquisites. Executives are
eligible for a very limited number of perquisites
that generally meet criteria for efficiency, personal
health and safety.

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Executive Compensation	47

Structure of Executive Compensation Program
Pay-for-Performance and Total Target Direct Compensation Mix
Pay-for-performance is the most significant structural element of Baxter’s compensation program, where the majority of executive pay is variable and subject to specific annual or long-term performance requirements. As shown below for 2024, 92% of Mr. Almeida’s total target direct compensation and 85% of the average total target direct compensation for the other NEOs was variable and subject to various performance metrics and company stock price performance.
Named Executive Officer Total Target Direct Compensation1

Fixed	Variable	Fixed	Variable
8%	92%	15%	85%
1.Percentages are calculated using annual base salary, target annual incentive and target LTI grant values as of December 31,
2024.
Peer Group and Use of Peer Group Data
The CHC Committee uses competitive compensation data from the annual total compensation study of peer companies to inform its decisions about overall compensation opportunities and specific compensation elements.
Additionally, the CHC Committee uses multiple reference points when establishing targeted compensation levels.
The CHC Committee does not benchmark specific compensation elements or total compensation to any specific percentile relative to the peer companies or the broader market. Instead, the CHC Committee applies judgment and discretion in establishing targeted pay levels, taking into account not only competitive market data, but also factors such as company, business and individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning. The CHC Committee also evaluates the compensation programs of other companies which, while not in the peer set, have similar characteristics of Baxter’s business model, complexity and sophistication.

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48	Executive Compensation

The CHC Committee, with input from its independent compensation consultant, annually reviews the
Compensation Peer Group to determine the appropriate companies to include. In its review, the CHC Committee considers companies with all of the following factors for objectivity:
•Publicly-traded, US-based companies, with a focus on healthcare equipment, services and supplies and life sciences tools and services indices.
•Revenues and market capitalization within a reasonable range of Baxter’s revenue and market capitalization.
•List Baxter as a peer, are in Baxter’s peer group as selected by a proxy advisory firm or are prevalent peers of Baxter’s peer group selected by a proxy advisory firm.
Based on this review, the annual evaluation resulted in the addition of GE HealthCare Technologies and the removal of Thermo Fisher Scientific Inc. for 2024.
For 2024, the Compensation Peer Group is as follows:

Abbott Laboratories	DENTSPLY Sirona Inc.	Medtronic Public Limited Company
Agilent Technologies, Inc.	Edwards Lifesciences	Quest Diagnostics Incorporated
Becton, Dickinson and Company	GE HealthCare Technologies	Stryker Corporation
Boston Scientific Corporation	Hologic, Inc.	Zimmer Biomet Holdings, Inc.
Danaher Corporation	Intuitive Surgical, Inc.
DaVita Inc.	Laboratory Corporation of America Holdings
The median revenue and market capitalization for the Compensation Peer Group was approximately $12.7 billion and $41.0 billion, respectively, for the year ended December 31, 2024. Baxter’s revenue of $15.1 billion for the year ended December 31, 2024 (net sales including discontinued operations as reported under GAAP for 2024)
placed Baxter at the 58th percentile of this peer group. Baxter’s market capitalization of approximately $19.6 billion as of December 31, 2024 placed Baxter at the 28th percentile of this peer group.
Individual Performance
The CHC Committee assesses the individual performance and future potential of each company executive officer or other key executive (other than the CEO) in making compensation decisions related to base salary, annual incentive and annual LTI grant. The independent members of the Board make this determination with respect to the CEO. Baxter believes it is important to consider an individual’s performance in assessing compensation and not just the company’s financial performance relative to the financial targets in the interest of recognizing how he or she performed with respect to his or her individual goals.
The CHC Committee’s assessment of individual performance and future potential relies on informed judgment and requires significant input from the CEO, who reviews the evaluations of each of the other executive officers and key executives and shares his or her insights and recommendations with the CHC Committee. Based on that input, the CHC Committee assesses how well an executive officer or other key executive fulfilled his or her obligations in the past year and such executive officer’s or other key executive’s potential for future contributions to Baxter. The assessment of the prior year’s performance focuses on how well the operations or function for which an executive officer or key executive is responsible performed during the year. The CHC Committee also considers how well an executive officer or key executive performed against his or her performance goals.
The independent members of the Board are responsible for assessing the CEO’s performance each year and making adjustments, if any, to his or her base salary, annual incentive award and annual LTI grant. As part of this assessment, they review the extent to which the CEO satisfied his or her goals for the year. This review is conducted with the support of the Lead Independent Director and the NCGPP and CHC Committees, which oversee the establishment of the CEO’s goals and the annual performance and compensation review process.

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Executive Compensation	49

Elements of Executive Compensation
See "Proxy Statement Highlights—Performance Highlights—Compensation Design for 2024" for a summary of base salary, annual incentive, and LTI grants components of the company's 2024 executive compensation program.  Additional general details of the program are provided below.  To help ensure an overall competitive total compensation program, executives are also eligible for benefits that are generally available to all employees.
Base Salary
Overview
As discussed above, the CHC Committee (in the case of the NEOs other than the CEO) or the independent members of the Board (in the case of the CEO) determine base salaries using competitive compensation data from the annual total compensation study of the Compensation Peer Group to inform related decision making.
The CHC Committee uses multiple reference points when establishing base salaries, and applies judgment and discretion, taking into account not only competitive market data, but also factors such as company, business and individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning.
2024 Actions
For 2024, Mr. Almeida’s annual base salary remained at $1,300,000 and Mr. Toth’s annual base salary remained at $1,000,000.
In March 2024, in connection with the annual compensation cycle, Ms. Knight and Messrs. Grade and Sonig each received salary increases. In recognition of their continued expanded leadership responsibilities and to drive stability during the ongoing transformation of the company, Ms. Knight and Mr. Sonig were provided more meaningful salary increases.
The following table provides each NEO’s 2023 and 2024 annual base salary as of December 31, 2023 and
December 31, 2024, incorporating the increases described above (if any):

	2023 Base Salary	2024 Base Salary	% Increase
Mr. Almeida	$1,300,000	$1,300,000	—%
Mr. Grade	$800,000	$812,000	1.5%
Ms. Knight	$800,000	$900,000	12.5%
Mr. Sonig	$725,000	$800,000	10.3%
Mr. Toth	$1,000,000	$1,000,000	—%
Annual Incentive Plan
Overview
Similar to base salary, the CHC Committee (or the independent members of the Board, in the case of the CEO)
determines annual incentive targets using competitive compensation data from the annual total compensation study of the Compensation Peer Group to inform related decision making. The CHC Committee applies judgment and discretion, taking into account not only competitive market data, but also factors such as company, business and individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning. The same factors that influence the setting of base salary also influence the establishment of annual incentive target awards.

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50	Executive Compensation

Annual incentive payouts are calculated using the following formula:
For the 2024 annual incentive plan, consistent with the 2023 plan, the CHC Committee selected Adjusted Net
NEO's Target
Annual
Incentive
The Aggregate
Performance Across the
Three Applicable
Financial Performance
Metrics with a Payout
Range Between
0%-200%
The NEO's
Individual
Performance
Assessment
that Ranges
Between
0%-125%
Annual Incentive
Payout
X
X
=
Sales, Adjusted EPS and Free Cash Flow as the financial performance metrics for funding the annual incentive plan. Baxter placed greater emphasis on Adjusted Net Sales (which is weighted at 50%) as compared to the other metrics to recognize the criticality of continuing organic sales growth. The weightings for Adjusted EPS and
Free Cash Flow continued to be equally weighted for 2024 (at 25% each), as the two metrics remain important measures of Baxter’s operational strategy used by stockholders to assess Baxter’s financial performance. All three measures for 2024 are referred to in this proxy statement as Adjusted Net Sales Including Discontinued
Operations, Further Adjusted EPS Including Discontinued Operations and Adjusted Free Cash Flow Including
Discontinued Operations (to reflect the impacts of the discontinued operations treatment of the recent sale of the
Kidney Care business).
See “—Executive Summary—2024 Executive Compensation Program Actions and Changes—2024 Annual
Incentive Design and Performance” for additional information on changes made to the annual incentive plan and individual performance assessment discussion for 2024.
Annual Incentive Target Awards
NEOs’ annual incentive target awards are set within a competitive range for the Compensation Peer Group.
The 2024 annual incentive target as of December 31, 2024 for each NEO is outlined below.
The target annual incentive did not change from the prior year for Messrs. Almeida, Grade or Toth. The annual incentive target change for Mr. Sonig was to better align to market for his role.  In connection with her promotion to EVP and COO, Ms. Knight received an increase in her annual incentive target for 2025.

NEO	2024 Target Annual Incentive as a % of Base Salary
Mr. Almeida	165%
Mr. Grade	100%
Ms. Knight	105%
Mr. Sonig	100%
Mr. Toth	125%
Determination of 2024 Annual Incentive Plan Payouts
Financial Performance. The tables below provide Adjusted Net Sales Including Discontinued Operations, Further
Adjusted EPS Including Discontinued Operations and Adjusted Free Cash Flow Including Discontinued
Operations targets for 2024, as well as actual results for each NEO. The payout for performance in between the payout ranges is based on linear interpolation. Given related segment oversight responsibilities, the performance for each of Ms. Knight and Messrs. Sonig and Toth was measured on the Adjusted Net Sales Including
Discontinued Operations for his or her respective segment (which reflect budgeted exchange rates). The

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Executive Compensation	51

Adjusted Net Sales Including Discontinued Operations metric for each of Messrs. Almeida and Grade are based on overall Baxter results to recognize his enterprise-wide responsibilities. Performance for all NEOs continues to be measured on overall Baxter results for Further Adjusted EPS Including Discontinued Operations and Adjusted
Free Cash Flow Including Discontinued Operations metrics. See "—Individual Performance" beginning on page
53 for final payout percentages and amounts.
Messrs. Almeida and Grade

	2024
	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Actual	Achievement as a % of Target[4]	Formulaic Payout as a % of Target
Company—Adjusted Net Sales Including Discontinued Operations (in millions)[1]	$14,266	$15,017	$15,768	$15,181	101.1%	122%
Further Adjusted EPS Including Discontinued Operations[2]	$2.36	$2.95	$3.54	$2.79	94.5%	86%
Adjusted Free Cash Flow Including Discontinued Operations (in millions)[3]	$490	$700	$910	$501	71.6%	53%
	Weighted Financial Formulaic Payout as a % of Target:					96%
Ms. Knight

	2024
	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Actual	Achievement as a % of Target[4]	Formulaic Payout as a % of Target
Medical Products & Therapies—Adjusted Net Sales Including Discontinued Operations (in millions)[1]	$4,920	$5,179	$5,438	$5,217	100.7%	115%
Further Adjusted EPS Including Discontinued Operations[2]	$2.36	$2.95	$3.54	$2.79	94.5%	86%
Adjusted Free Cash Flow Including Discontinued Operations (in millions)[3]	$490	$700	$910	$501	71.6%	53%
	Weighted Financial Formulaic Payout as a % of Target:					92%

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52	Executive Compensation

Mr. Sonig

	2024
	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Actual	Achievement as a % of Target[4]	Formulaic Payout as a % of Target
Pharmaceuticals—Adjusted Net Sales Including Discontinued Operations (in millions)[1]	$2,232	$2,349	$2,467	$2,407	102.5%	149%
Further Adjusted EPS Including Discontinued Operations[2]	$2.36	$2.95	$3.54	$2.79	94.5%	86%
Adjusted Free Cash Flow Including Discontinued Operations (in millions)[3]	$490	$700	$910	$501	71.6%	53%
	Weighted Financial Formulaic Payout as a % of Target:					109%
Mr. Toth

	2024
	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Actual	Achievement as a % of Target[4]	Formulaic Payout as a % of Target
Kidney Care—Adjusted Net Sales Including Discontinued Operations (in millions)[1]	$4,140	$4,358	$4,576	$4,539	104.1%	183%
Further Adjusted EPS Including Discontinued Operations[2]	$2.36	$2.95	$3.54	$2.79	94.5%	86%
Adjusted Free Cash Flow Including Discontinued Operations (in millions)[3]	$490	$700	$910	$501	71.6%	53%
	Weighted Financial Formulaic Payout as a % of Target:					126%
1.Adjusted Net Sales Including Discontinued Operations is calculated as the company’s reported net sales (determined in accordance with GAAP) using budgeted exchange rates as of January 1, 2024 and including net sales from discontinued
operations. Company Adjusted Net Sales Including Discontinued Operations, Medical Products & Therapies Adjusted Net
sales Including Discontinued Operations, Pharmaceuticals Adjusted Net Sales Including Discontinued Operations and
Kidney Care Adjusted Net Sales Including Discontinued Operations totaled $15.2 billion, $5.2 billion, $2.4 billion and $4.5 billion, respectively, for 2024. Company net sales from continuing operations, Medical Products & Therapies net sales from continuing operations and Pharmaceuticals net sales from continuing operations as reported under GAAP for 2024 totaled
$10.6 billion, $5.2 billion, and $2.4 billion, respectively. Kidney Care net sales included in Discontinued Operations as reported under GAAP for 2024 totaled $4.5 billion. Totals may not foot due to rounding. The company uses net sales at budgeted exchange rates as a target under the 2024 annual incentive plan for the same reason that Baxter provides sales guidance excluding the impact of foreign currency fluctuations and certain other items—that is, the company believes it provides a better perspective on underlying sales growth. The use of budgeted exchange rates also allows Baxter to evaluate final performance on the same foreign currency basis that was used for setting the target and establishing the budget.
2.Further Adjusted EPS including Discontinued Operations is calculated as the company's diluted earnings per share
(determined in accordance with GAAP) as adjusted for special items and including adjusted earnings per share from

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Executive Compensation	53

discontinued operations less  certain operational adjustments to the extent that they were not included in the 2024 adjusted earnings per share target. Special items for 2024 totaled $2.3 billion (or $2.1 billion on an after-tax basis), or $4.17 per diluted share. These adjustments primarily related to goodwill and long-lived asset impairments, intangible asset amortization, business optimization items, separation-related costs, costs associated with European regulations (medical devices reporting regulations), Hurricane Helene costs, acquisition and integration costs related to its acquisition and integration of Hillrom, legal matters, product related reserves and tax matters. Further Adjusted EPS for the 2024 annual incentive plan was further adjusted to remove the impact of certain operational adjustments of $55 million, or $0.11 per diluted share. Total GAAP diluted EPS in 2024 was ($1.27). Further adjusted EPS may not foot due to rounding.
3.Adjusted Free Cash Flow including Discontinued Operations is calculated as the company’s operating cash flow calculated in accordance with GAAP less capital expenditures. It includes free cash flow from discontinued operations and reflects the exclusion of certain income tax payments that were disbursed in the third quarter of 2024 and were included in discontinued
operations related to the company's former BPS business which was sold in 2023 and certain operational adjustments to the extent that they were not included in the 2024 free cash flow target. The company uses free cash flow (rather than operating cash flow) as it gives effect to the company’s capital expenditures and better reflects the cash generated by the company that may be available for future investment. In 2024, the company’s operating cash flow from continuing operations was
$819 million and the company incurred $446 million in capital expenditures from continuing operations. The company’s 2024 operating cash flow from discontinued operations was $200 million and the company incurred $216 million in capital expenditures from discontinued operations over that period. Free cash flow for the purposes of the 2024 annual incentive plan was further adjusted by excluding $158 million of tax payments related to the company's former BPS business, included in discontinued operations in the third quarter of 2024 less $14 million of certain operational adjustments.
4.Level of achievement used to determine funding of the annual incentive may not foot due to rounding.
Individual Performance. For 2024, each NEO’s individual performance assessment, as well as that of the broader Executive Operating Committee, was initially determined in connection with an assessment of Baxter’s performance against pre-established measures for key strategic 2024 priorities. This approach is intended to further motivate and incentivize the NEOs and broader Executive Operating Committee to meet key 2024 priorities focused on various strategic areas, including corporate responsibility matters, while continuing to help enable the delivery of strong financial results through the financial metrics used to calculate aggregate financial performance.
The strategic 2024 priorities are included in the three categories highlighted below along with the applicable weightings used to calculate the overall weighted payout. The payout for each category ranged from a 90%
payout for threshold performance up to a 110% payout for maximum performance. The initial weighted payout is subject to further adjustment for each NEO’s overall individual performance assessment based on individual achievements down to a minimum of 0% and up to a maximum of 125%.
Based on the strategic priority qualitative assessment described below, input from the independent members of the Board (in the case of the CEO’s individual performance assessment) and the CHC Committee (for all other
NEOs), the 2024 individual performance assessment for each NEO (based on the sum of the weightings of the related categories and resulting payouts) was reduced as an initial matter from 102.7% to 100%, consistent with the negative discretion of the Board. In its review of 2024 performance, the CHC Committee felt that a reduction to 100% most accurately represented achievement with respect to these goals.  See below for discussion of additional adjustments made to the individual performance assessment made for each NEO.

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54	Executive Compensation

Category	Weighting	Initial Payout[1]	Notable Items[2]
Patient Safety and Quality (including product safety and quality systems)	40%	103%
•  The company met its internal benchmarks
in key areas such as CAPA (Corrective and
Preventative Actions) effectiveness and
product quality, notwithstanding the
incurrence of certain regulatory actions

Best Place to Work (including effective talent management)	30%	100%	• The company met internal benchmarks in manager effectiveness, while it fell slightly below the internal benchmark for voluntary turnover
Growth Through Innovation (including the company’s focus on new product development)	30%	105%	• The company met or exceeded internal benchmarks including new product sales and the vitality index score, notwithstanding that the Kidney Care separation was not completed until 2025
Final Weighted Payout as a % of Target for NEOs		100%
1.The initial payout for each category ranged from a 90% payout for threshold performance up to a 110% payout for maximum performance. The weighted payout is subject to further adjustment for each NEO’s overall individual performance assessment based on individual achievements down to a minimum of 0% and up to a maximum of 125%.
2.Reflects certain notable items in each category, which is not comprehensive of all related goals in each category.
Taking into account both financial and individual performance, the table below outlines the 2024 annual incentive payout for each NEO. It reflects the limited discretion utilized by the CHC Committee for the 2024 annual incentive payouts for each NEO to further align their payouts to that of the employees in their respective business segments (consistent with the performance of such segments), and for Baxter overall for the CEO and CFO.

NEO	Base Salary	Target Annual Incentive as a % of Base Salary	Target Annual Incentive Amount	Formulaic Weighted Financial Payout	Adjusted Weighted Financial Payout[1]	Additional Individual Performance Assessment	Total Annual Incentive Payout	Total Annual Incentive Payout as a % of Target
Mr. Almeida	$1,300,000	165%	$2,145,000	96%	94%	100%	$2,016,300	94%
Mr. Grade	$812,000	100%	$812,000	96%	94%	110%	$839,608	103%
Ms. Knight	$900,000	105%	$945,000	92%	100%	110%	$1,039,500	110%
Mr. Sonig	$800,000	100%	$800,000	109%	113%	100%	$904,000	113%
Mr. Toth	$1,000,000	125%	$1,250,000	126%	111%	100%	$1,387,500	111%
1.Formulaic weighted payout percentages were adjusted to align payouts to that of the employees in each NEO's respective business segment (consistent with the performance of each segment), and for Baxter overall for the CEO and CFO.  Reflects the initial individual performance assessment of 100% (based on strategic qualitative assessment described above).
Long-Term Incentive Plan
Overview
LTI grants are a significant component of each NEO’s compensation package. In 2024, 78% of the total target direct compensation provided to the CEO and an average of 69% of the total target direct compensation provided to all other NEOs was LTI-based.
The emphasis on LTI grants motivates executives to drive the long-term performance of the company and aligns their long-term interests with those of stockholders. This alignment is furthered by requiring executive officers to satisfy the stock ownership guidelines discussed in the section below “—Additional Compensation Governance—
Stock Ownership Guidelines for Executive Officers.”

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Executive Compensation	55

Similar to the approach taken with respect to base salaries and the annual incentive target awards, the CHC
Committee (or the independent members of the Board, in the case of the CEO) determines target annual LTI grant values using competitive compensation data from the annual total compensation study of the
Compensation Peer Group to inform its decisions. The CHC Committee applies judgment and discretion, taking into account not only competitive market data, but also factors such as company, business and individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning.
The same factors that influence the setting of base salaries and annual incentive target awards also impact the establishment of the target annual LTI grant values.
2024 Annual LTI Grants
LTI Grant Structure
In order to support the stability and focus required of senior leadership in connection with the proposed separation of the Kidney Care business, the company made its 2024 annual LTI grant to all equity-eligible employees (including all NEOs, with the exception of Messrs. Almeida and Grade) in the form of 100% RSUs.
Messrs. Almeida and Grade received 50% of their 2024 annual equity grants in the form of RSUs and 50% of their annual equity grants in the form of PSUs, as the company recognizes the importance of the CEO and CFO to have a significant portion of their equity awards in performance-based equity. To mitigate potential complications of setting multi-year targets in the year in which the Kidney Care separation could have been completed, PSUs granted in 2024 are based on Baxter’s relative TSR versus the S&P 500 Healthcare Equipment
& Services Index.
All NEOs received regular annual LTI equity grants in March 2024, and no off-cycle LTI grants were made to
NEOs in 2024.  Annual LTI grant values are aligned to market for all individuals and are assessed annually to ensure market competitiveness. In connection with her promotion to EVP and COO, Ms. Knight received an increase in her 2025 annual LTI equity grant target value.

NEO	2024 Target Annual LTI Grant Value[1]	# of PSUs (50% of Target Annual LTI Grant Value for CEO and CFO)[2]	# of Restricted Stock Units (50% of Target Annual LTI Grant Value for CEO and CFO; 100% for All Others)[3]
Mr. Almeida	$12,000,000	142,891	142,891
Mr. Grade	$3,600,000	42,867	42,867
Ms. Knight	$4,500,000	—	107,168
Mr. Sonig	$3,500,000	—	83,353
Mr. Toth	$5,000,000	—	119,076
1.The grant date for the 2024 annual LTI grants was March 6, 2024.
2.Reflects the target number of PSUs granted. The actual number of shares earned, if any, will be determined after the three-
year performance period ending on December 31, 2026. The target number of PSUs is calculated based on the five-day average of Baxter’s closing share prices beginning two weeks before the grant date and ending one week prior to the grant date (Average Share Price). The target grant value attributable to the 2024 PSUs differs from the value disclosed in the
Summary Compensation Table and the Grants of Plan-Based Awards table below, which use the accounting values including a Monte Carlo valuation for TSR PSUs.
3.The number of RSUs is calculated based on the Average Share Price.
2024 Annual PSU Grants. To mitigate potential complications of setting multi-year targets in the year in which the Kidney Care separation could have been completed, yet maintain focus on Baxter’s performance relative to its industry peers, PSUs granted in 2024 to Messrs. Almeida and Grade are based on Baxter’s relative TSR versus the S&P 500 Healthcare Equipment & Services Index, with the actual payouts ranging between 0% and
200% of target depending on actual company performance. The performance period is three years and runs from January 1, 2024 through December 31, 2026.

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56	Executive Compensation

The performance and payout schedule for 2024-2026 relative TSR PSUs, which is aligned with typical peer and broad market practice, and is unchanged from prior years, is provided below:

Peer Group Achievement Level	Payout as a % of Target
80th Percent Rank or higher	200%
50th Percent Rank	100%
35th Percent Rank	50%
Below 35th Percent Rank	0%
Payout between each percent rank is based on linear interpolation. Additionally, if Baxter’s TSR is negative at the end of the three-year performance period, the maximum PSU payout will be capped at 100%.
When dividends are paid on Baxter’s common stock, DEUs accrue on unvested PSUs during the performance period and are paid out upon vesting of such PSUs based on the number of shares actually earned.
2024 Annual RSU Grants. All annual RSUs granted to NEOs in 2024 are scheduled to vest ratably over a three-
year period, starting on the first anniversary of the grant date.
2022—2024 PSU Performance
In February 2025, the CHC Committee certified the final results for PSU awards granted to certain NEOs on
March 2, 2022 for the performance period of January 1, 2022 through December 31, 2024 (the 2022 PSUs). The chart below details the applicable performance metrics, weightings, targets, certified performance results and payout as a percentage of target shares. The payout for performance between the ranges is based on linear interpolation. Performance below threshold would result in a 0% payout for that performance metric, while performance at or above maximum would result in a 200% payout. The CHC Committee did not apply any discretion to adjust the final performance achievement for the 2022 PSUs.

Performance Metric	Weighting
Relative TSR against the TSR performance of the companies in the S&P 500 Healthcare Equipment & Services Index	33-1/3%
Adjusted ROIC	33-1/3%
Adjusted Net Sales CAGR	33-1/3%

Performance Metric	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Result[4]	Payout as a % of Target
Relative TSR against the TSR performance of the companies in the S&P 500 Healthcare Equipment & Services Index[1]	33-1/3%	35th Percent Rank	50th Percent Rank	80th Percent Rank	6.3rd Percent Rank	0%
Adjusted ROIC[2]	33-1/3%	7.7%	9.6%	11.5%	6.5%	0%
Adjusted Net Sales CAGR[3]	33-1/3%	2.6%	4.4%	6.2%	2.6%	0%
Weighted Payout as a % of Target						0%
1.The TSR PSUs described in this section are measured for the company and companies in the S&P 500 Healthcare
Equipment & Services Index based on the following formula: average closing stock price over the last 20 consecutive trading days of the performance period end date (December 31, 2024) minus average closing stock price over the last 20 consecutive trading days immediately preceding the commencement of the performance period (January 1, 2022) plus

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Executive Compensation	57

reinvested dividends divided by average closing stock price over the last 20 consecutive trading days immediately preceding the commencement of the performance period.
2. Adjusted ROIC (Return on Invested Capital) performance for purposes of this grant is calculated by first determining the annual Adjusted ROIC performance target for each of 2022, 2023 and 2024 and then determining the simple average
Adjusted ROIC performance over the three-year performance period. Adjusted ROIC performance is measured by considering each applicable calendar year’s adjusted operating income less adjusted income tax expense, divided by average invested capital and adjusted for any business or asset acquisition or divestiture with annualized revenue of greater than $75 million at the time of the acquisition or divestiture.  This amount was adjusted for the divestiture of the company's
BPS business in October 2023 prospectively but includes Adjusted ROIC associated with the company's former Kidney Care business, which was divested after year end 2024.
3. Adjusted Net Sales means “net sales” of the company that shall be (i) computed on a constant currency basis using the average foreign exchange rates in each applicable jurisdiction for the calendar year immediately preceding the grant date and (ii) adjusted to exclude the revenue for any business or asset acquisition or divestiture with annualized revenue of greater than $75 million at the time of the acquisition or divestiture. Adjusted Net Sales CAGR (compound annual growth rate) performance for purposes of this grant is calculated by taking the Adjusted Net Sales for the last calendar year of the three-year performance period (or 2024) and comparing it against Adjusted Net Sales for 2021, the calendar year immediately preceding the grant date. This amount was adjusted to exclude BPS related revenue for the periods following the company’s divestiture of that business.
4. Actual results for Adjusted Net Sales CAGR were slightly below 2.6%, but appear at 2.6% due to rounding conventions.
Considering the performance disclosed above, the table below illustrates the target number of 2022 PSUs and final number of shares earned for each NEO eligible to receive PSUs at the time of grant. Messrs. Grade, Sonig and Toth joined Baxter after the beginning of this performance cycle and therefore were not eligible for this grant.

NEO	Target # of PSUs	# of Shares Earned
Mr. Almeida	65,398	0
Ms. Knight	5,351	0
Perquisites
Baxter provides a very limited range of perquisites to its NEOs. While Baxter permits limited personal travel on the company aircraft in connection with potential efficiencies and security risk reduction associated with such use, all personal aircraft usage for senior executives other than the CEO must be pre-approved by the CEO in accordance with the terms of the company’s aircraft policy.  In conjunction with Mr. Almeida's July 2023 amended offer letter, as described below, and until February 3, 2025, the Board granted Mr. Almeida the ability to use the company aircraft, or if unavailable, charter aircraft, for personal use for up to 50 hours each calendar year. Any personal use in excess of the 50 hours each calendar year was reimbursed by Mr. Almeida pursuant to the
Aircraft Time Sharing Agreement in place between Mr. Almeida and the company and based on rates set by the
Federal Aviation Regulations. This agreement was terminated as of February 3, 2025. In connection with Mr.
Shafer’s appointment as Chair and Interim CEO, he has entered into an Aircraft Time Sharing Agreement pursuant to which he will reimburse the company for any personal, non-commuting use of the company aircraft.
Additionally, NEOs are eligible for reimbursement of executive physical examinations and related health services.
Retirement and Other Benefits
Each NEO still employed by Baxter is eligible to participate in Baxter’s U.S. tax-qualified Section 401(k) plan
(401(k) Plan) on the same terms as all eligible U.S. employees. All eligible employees in the 401(k) Plan are eligible to receive immediately vested 100% matching contributions up to 4% of eligible compensation. Eligible employees, including NEOs, also receive an additional non-elective 401(k) Plan employer contribution equal to
3% of eligible compensation.
Additionally, each NEO still employed by Baxter is eligible to participate in Baxter’s U.S. nonqualified deferred compensation plan (Deferred Compensation Plan) on the same terms and conditions as eligible U.S. employees, which allows them to accumulate additional retirement savings and tax deferral opportunities beyond the

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58	Executive Compensation

limitations for tax-qualified retirement plans under the Internal Revenue Code of 1986, as amended (the Code).
The terms of the Deferred Compensation Plan are more fully described below under “Executive Compensation
Tables—2024 Nonqualified Deferred Compensation Plan.”
Employment Arrangements, Executive Severance Plan and Change in Control Agreements
In July 2023, Mr. Almeida entered into an amended offer letter (Almeida Offer Letter) governing the terms and conditions of his employment. Under the terms of the Almeida Offer Letter, Mr. Almeida was entitled to receive two times base salary and target annual incentive and certain health and welfare benefit coverage in the event that his employment with Baxter was terminated by Baxter other than for cause or by Mr. Almeida for good reason. In conjunction with the renewal of his offer letter and as discussed above, the Board granted Mr. Almeida the ability to use the company aircraft or, if unavailable, charter aircraft, for personal use of up to 50 hours each calendar year. Any personal use in excess of the 50 hours each calendar year was to be reimbursed by Mr.
Almeida pursuant to his Aircraft Time Sharing Agreement and based on rates set by the Federal Aviation
Regulations.
In April 2023, Mr. Toth entered into an offer letter. In accordance with the terms of his offer letter, his sign-on cash bonus is not subject to repayment as the Kidney Care business had not emerged as a standalone public company by December 31, 2024.  Additionally, his onboarding RSU equity grant accelerated as of the same date for the same reason.  See "Executive Compensation Tables—Potential Payments Upon Termination or Following
a Change in Control—Mr. Toth's Offer Letter" for additional details.
For other U.S.-based executives, the company generally executes an offer of employment before an executive joins the company and in some cases, a standard offer letter. The offer describes the basic terms of the executive’s employment, including his or her start date, title, annual base salary, annual incentive target and long-term incentive equity award target. Stock ownership guidelines and perquisites are also included, if applicable. Except as described herein with respect to Messrs. Almeida and Toth (who are no longer serving in the same roles with the company), the other NEOs have entered into a standard offer letter with the company, the material terms of which have been described herein.
The company maintains an executive severance plan for all U.S.-based executives (other than the CEO)
(Executive Severance Plan), including Messrs. Grade and Sonig and Ms. Knight. Mr. Toth was a party to the
Executive Severance Plan prior to completion of the Kidney Care sale on January 31, 2025. If within 12 months of an executive’s termination of employment the executive violates any obligations under an employment agreement, restrictive covenant or similar agreement, or it is determined that the executive could have been terminated for cause, then the executive will be required to repay all amounts received and future payments will cease.
Beginning in February 2023, each NEO became subject to an executive cash severance policy that limits cash severance benefits to 2.99 times the sum of the NEO’s base salary plus target annual bonus opportunity.
Payments cannot exceed this threshold without prior stockholder ratification or approval.
Additionally, as of December 31, 2024, each NEO was a party to a change in control (CIC) agreement, which provides for certain severance payments if Baxter undergoes a CIC and the NEO ceases to be employed.
Providing for payments in a CIC situation is consistent with market practice and helps to ensure that if a CIC is in the best interests of the company’s stockholders (as determined by the Board), the NEOs have appropriate incentives to remain focused on their responsibilities before, during and after the transaction without undue concern for their personal circumstances.
For a more detailed discussion of these arrangements, please refer to the information under “Executive
Compensation Tables—Potential Payments Upon Termination or Following a Change in Control.”

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Executive Compensation	59

Senior Management Transitions and Related Compensation Beginning in February 2025
On February 3, 2025, Baxter announced that Mr. Almeida had ceased serving as Chair, President and CEO effective as of the same date (the CEO Transition Date), but would continue serving as Special Advisor through
October 31, 2025 (the CEO Separation Date).  As part of this announcement, the company announced the appointment of Mr. Shafer as Chair and Interim CEO effective as of the CEO Transition Date. In addition, Ms.
Knight was appointed Executive Vice President, COO and Interim Group President, Medical Products &
Therapies.
Below are the related compensation decisions approved by the Board and CHC Committee, as applicable, in connection with Mr. Shafer's appointment, Mr. Almeida's separation without cause and Ms. Knight's appointment.
Mr. Shafer:
In order to recognize the significant time and effort required to serve as Chair and Interim CEO, while Mr. Shafer holds this position, his compensation will consist of:
•An annual base salary payable at the rate $108,333.33 per month (equivalent to annualized base salary of $1,300,000);
•A bonus equal to $600,000, payable upon the earlier of a) the six month anniversary of the CEO
Transition Date (the Interim CEO Term) and b) when the successor CEO begins; and
•An equity award with a target grant value of $2,500,000 made in RSUs on February 5, 2025, that will vest upon the completion of the Interim CEO Term.
Mr. Shafer is also eligible to use the company aircraft, or, if unavailable, charter aircraft for any required business and commuting travel to company offices.  The company will reimburse Mr. Shafer to make him whole for any taxes he incurs in connection with taxable income allocated to him based on his commuting travel (which includes any taxes payable in connection with any tax gross up paid to him).  As discussed in "—Elements of
Executive Compensation—Perquisites," Mr Shafer has entered into an Aircraft Time Sharing Agreement pursuant to which he will reimburse the company for any personal, non-commuting use of the company aircraft.
The terms of Mr. Shafer's offer letter were structured to align with market practice and developed in consultation with the CHC Committee's independent compensation consultant.
Mr. Almeida:
In connection with his separation, Mr. Almeida’s outstanding equity awards will continue to vest in accordance with their terms through the CEO Separation Date, and, subject to his compliance with certain release requirements, he will receive a lump-sum separation payment equal to $6,890,000, payable no later than 60 days following the CEO Separation Date.  This amount is equivalent to what Mr. Almeida would have received had he been terminated without “Cause” under the provisions of the Almeida Offer Letter.
As compensation for services performed as Special Advisor during the period between the CEO Transition Date and the CEO Separation Date, Mr. Almeida will receive a salary based on an annual rate of $650,000 and continue to be eligible for the company’s health benefits. Mr. Almeida will not be eligible to receive any bonus under the 2025 annual incentive plan or any LTI awards for his service during 2025. The company will also arrange to provide him and his dependents health insurance benefits substantially similar to those provided to him and his dependents immediately prior to the CEO Separation Date for a period of 24 months following the
CEO Separation Date (Post-Separation Health Benefits).
Ms. Knight:

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60	Executive Compensation

In connection with her appointment as Executive Vice President, COO and Interim Group President, Medical
Products & Therapies, effective as of the CEO Transition Date, Ms. Knight’s (i) annual target bonus under the
MICP increased to 110% and (ii) annual target LTI award under the LTI plan increased to $5,000,000.
Additional Compensation Governance
Risk Assessment of Compensation Policies and Practices
With the assistance of the CHC Committee’s independent compensation consultant, the CHC Committee reviewed Baxter’s material compensation policies and practices and concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on the company. The key features of the executive compensation program as well as incentive and commission arrangements below the executive level that support this conclusion include:
•appropriate pay philosophy, peer group and market positioning;
•effective balance in cash and equity mix, short- and long-term focus, corporate, business unit and individual performance focus and financial and non-financial performance measurement and discretion;
and
•meaningful policies that mitigate risk, such as the stock ownership guidelines and recoupment policies discussed below.
Stock Ownership Guidelines for Executive Officers
In order to align their long-term economic interests with those of stockholders, executive officers are required to own a certain amount of Baxter stock within five years of becoming an executive officer.
Stock Ownership Requirements by Role:

Role	Stock Ownership Guideline Minimum (Multiple of Base Pay)
CEO	6x
All Other NEOs Still In Role	4x
Below summarizes the types of equity that are included and excluded from the stock ownership guideline requirement:

Equity Type	Included	Excluded
Unexercised Stock Options (Vested or Unvested)		X
Shares retained from a stock option exercise	X
RSUs (Vested or Unvested or DEUs)	X
PSUs (Vested and Certified)	X
PSUs (Unvested)		X
Shares purchased through the Employee Stock Purchase Program	X
Shares purchased on the open market	X
As of December 31, 2024, Mr. Almeida had met his stock ownership requirements and Messrs. Grade, Sonig, and Toth and Ms. Knight, while not yet subject to this ownership requirement as they have been executive officers with the company for less than five years, were, using reasonable assumptions, on track to achieve his or her stock ownership objective within the prescribed time frame.

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Executive Compensation	61

This requirement, like the Mandatory Clawback Policy and Compensation Recoupment Policy discussed below, helps to align the interests of the executive officers with those of the company’s stockholders and help ensure appropriate levels of risk-taking by executive officers.
Prohibitions on Trading; No-Hedging
Baxter has adopted a Securities Trading Policy governing the purchase, sale and/or other disposition of the company’s securities by, among others, its directors, officers and employees, as well as by the company itself, that is reasonably designed to promote compliance with insider trading laws, rules and regulations and NYSE listing standards. Pursuant to Baxter’s Securities Trading Policy, all company employees (regardless of role or title), directors, consultants, contract workers, temporary staff worldwide, and, in certain instances, former directors and employees, together with their family members, are prohibited from directly or indirectly participating in certain trading activities with respect to company securities that by their nature are aggressive or speculative or may give rise to an appearance of impropriety. Such prohibited activities include:
•Same-day or short-term trading (i.e., “day trading”) of company stock.
•Selling company stock that the seller does not own or a sale that is completed by delivery of borrowed company stock (i.e., a “short sale”).
•Purchasing or holding company securities on margin.
•Pledging company securities as collateral for a loan.
•Entering into any derivative (including purchasing, selling or writing put or call options, forward contracts, “equity” or “performance” swaps or any similar agreements denominated in company securities) or similar transactions with respect to company securities.
Prior to effecting most transactions in company securities, certain executive officers, directors and other company employees who are routinely exposed to information that would necessarily be considered material (such as certain financial information or important press releases) before it is released to the public must first obtain pre-
clearance of the transaction from the Corporate Secretary or General Counsel. A copy of the Securities Trading
Policy is filed as Exhibit 19 to the 2024 Form 10-K.
Recoupment Policies; Non-Competition Agreement Clawback
Baxter has a Mandatory Clawback Policy, applicable to executive officers, and a Compensation Recoupment
Policy, applicable to all employees, including executive officers (together, the Recoupment Policies). The
Mandatory Clawback Policy is consistent with the SEC’s adoption of rules to implement Section 954 of the Dodd-
Frank Wall Street Reform and Consumer Protection Act of 2010 and corresponding NYSE listing standards and provides for the recoupment of erroneously awarded incentive-based compensation received by current and former executive officers (as defined in Rule 10D-1 of the Exchange Act), including the NEOs, during the three completed fiscal years immediately preceding the date that Baxter is required to prepare an accounting restatement. The Compensation Recoupment Policy applies to all payments under Baxter’s incentive plans as well as all LTI grants (including without limitation all time-based incentive awards) to any person, including executives (including all NEOs). Under the Compensation Recoupment Policy, following any restatement of the company’s financial results or where a participant violates a restrictive covenant contained in any agreement, the
Board (with respect to executives (including all NEOs)) or the CEO (with respect to all other persons) will review the facts and circumstances related to the violation and take any actions it deems appropriate under the
Compensation Recoupment Policy, including recovery, reduction or forfeiture of all or part of any annual incentive or any previously awarded LTI grant (or to be awarded LTI grant), disciplinary actions and the pursuit of any other remedies. The company made no such recoupments under the Recoupment Policies in 2024.
Additionally, all LTI participants, including the NEOs, are required to execute updated non-competition, non-
solicitation and confidentiality agreements (the Non-Competition Agreement). All LTI participants who execute a
Non-Competition Agreement, including the NEOs, are subject to a clawback provision in the event a participant violates the terms of the Non-Competition Agreement following a termination of employment for any reason. In the event of any such violation, all unvested LTI grants (including grants that would otherwise have vested if the participant were retirement eligible) are immediately forfeited. Additionally, in that case, all LTI grants that vested

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62	Executive Compensation

or became exercisable within the 12 months prior to the termination date that have not otherwise been sold or exercised are cancelled and the shares are returned to the company and any gain from the sale or exercise of any LTI grant that vested within 12 months prior to the termination date is subject to repayment.

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Executive Compensation	63

Executive Compensation Tables
2024 Summary Compensation Table
The following table shows compensation provided to the NEOs for the years indicated below.

Name and Principal Position	Year	Salary ($)[1]	Bonus ($)[2]	Stock Awards ($)[3]	Option Awards ($)[4]	Non-Equity Incentive Plan Compensation ($)[5]	All Other Compensation ($)[6]	Total
José E. Almeida	2024	1,300,000	—	14,319,107	—	2,016,300	435,608	18,071,015
Former Chair of the Board, President and Chief Executive Officer	2023	1,300,000	—	7,527,469	2,635,170	2,187,900	136,132	13,786,671
	2022	1,300,000	—	8,730,301	2,760,487	675,675	121,773	13,588,236
Joel Grade	2024	810,000	500,000	4,295,702	—	839,608	62,238	6,507,548
Executive Vice President and Chief Financial Officer	2023	164,384	—	3,636,661	902,897	167,671	4,608	4,876,222

Heather Knight	2024	883,333	—	4,607,152	—	1,039,500	66,505	6,596,490
Executive Vice President, Chief Operating Officer and Interim Group President, Medical Products & Therapies	2023	791,507	—	2,395,122	838,466	771,091	64,057	4,860,243

Alok Sonig	2024	787,500	—	3,583,345	—	904,000	70,961	5,345,806
Executive Vice President and Group President, Pharmaceuticals	2023	725,000	—	1,710,802	598,904	794,568	36,759	3,866,033

Christopher Toth	2024	1,000,000	—	5,119,077	—	1,387,500	78,224	7,584,801
Former Executive Vice President and Group President, Kidney Care	2023	586,301	3,200,000	4,385,140	—	730,238	738,636	9,640,315

1.Amounts shown in this column represent base salary actually earned in the applicable year. For additional information regarding each NEO’s salary for 2024, see “Compensation Discussion and Analysis—Elements of Executive Compensation
—Base Salary—2024 Actions.”
2.The amount shown for 2024 represents a $500,000 cash sign-on bonus for Mr. Grade, in connection with his hiring to (i)
compensate for equity awards from his former employer that were scheduled to vest in the near term and (ii) increased costs associated with traveling to his work location in Deerfield, Illinois.  The amount shown for 2023 for Mr. Toth represents a
$3,200,000 cash sign-on bonus in connection with his hiring, to compensate Mr. Toth for (i) a portion of equity awards from his former employer that were scheduled to vest in the near term, as well as (ii) loss of bonus with his former employer, and
(iii) increased costs due to his work location in Deerfield, Illinois prior to his permanent relocation.
3.Amounts shown for 2024 represent the grant date fair value of TSR PSUs granted in 2024 (to Messrs. Almeida and Grade only) and the grant date fair value of RSUs granted in 2024 (to all NEOs). Amounts shown for 2023 represent the grant date fair value of TSR PSUs, Adjusted ROIC PSUs and Adjusted Net Sales CAGR PSUs granted in 2023, and the grant date fair value of RSUs granted in 2023. Amounts shown for 2022 represent the grant date fair value of TSR PSUs, Adjusted ROIC
PSUs and Adjusted Net Sales CAGR PSUs granted in 2022, and the grant date fair value of RSUs granted in 2022. PSU awards reflect the grant date fair value computed in accordance with FASB ASC Topic 718. Refer to Note 9 to the
Consolidated Financial Statements included in the 2024 Form 10-K for a discussion of how grant date fair value of PSU awards were calculated. DEUs accrue on the unvested PSUs included in this table but are paid only if the underlying awards vest. The grant date fair value for the maximum performance of the PSUs granted in 2024 is as follows: $8,176,223 for Mr.
Almeida, and $2,452,850 for Mr. Grade. For further information on these awards, see the “—2024 Grants of Plan-Based
Awards” table.
4.Amounts shown in this column represent the value of Baxter stock options based on the grant date fair value computed in accordance with FASB ASC Topic 718. For more information on how these amounts are calculated, please see Note 9 to the
Consolidated Financial Statements included in the 2023 Form 10-K. For further information on these awards, see the “—
2024 Grants of Plan-Based Awards” table.

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64	Executive Compensation

5.Amounts shown in this column represent annual incentives paid for performance in the applicable year. The methodology applied in determining the annual incentive amounts earned by the NEOs is discussed under “Compensation Discussion and
Analysis—Elements of Executive Compensation—Annual Incentive Plan.”
6.Amounts shown in this column represent (i) the dollar value of term life insurance premiums paid by the company on behalf of Messrs. Almeida, Grade, Sonig and Toth, and Ms. Knight; (ii) the cost related to executive physicals for Messrs. Toth and
Sonig and Ms. Knight (iii) contributions made by the company to the 401(k) Plan for Messrs. Almeida, Grade, Sonig and Toth
and Ms. Knight; and (iv) contributions made by the company to the Deferred Compensation Plan for Messrs. Almeida,
Grade, Sonig and Toth, and Ms. Knight. Deferred Compensation Plan and 401(k) Plan contributions on behalf of Messrs.
Almeida, Grade, Sonig and Toth and Ms. Knight include an additional employer contribution equal to 3% of eligible compensation as a result of their ineligibility to participate in, or accumulate additional benefits under, the company’s pension and supplemental pension plans. This additional employer contribution is made to all eligible U.S. employees and attributable to 2024 but was credited to accounts in February 2025. Mr. Toth also received $3,148 in relocation benefits (and
$2,503 in additional related gross up benefits) in 2024 related to the sale of his home and relocation to Kidney Care's current headquarters in Deerfield, Illinois in preparation for the proposed separation of the Kidney Care business segment. Mr.
Almeida received $315,839 in value related to use of company aircraft under his personal 50-hour allotment, as described in the Almeida Offer Letter.  The amount shown reflects actual expenses incurred during the personal 50-hour allotment, including the cost of fuel, crew travel expenses, security, parking, facility, concessions and after-hours fees.
The following table quantifies the amounts paid to each NEO in 2024 for the components discussed above that exceed the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for that NEO:

	Personal Aircraft Usage Allowance ($)	Deferred Compensation Contributions ($)
Mr. Almeida	315,839	94,287
Mr. Grade	—	42,103
Ms. Knight	—	35,736
Mr. Sonig	—	37,054
Mr. Toth	—	41,557

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Executive Compensation	65

2024 Grants of Plan-Based Awards
The following table summarizes grants of plan-based awards to NEOs in 2024.

Name	Grant Date	CHC Committee Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payments Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Almeida
Annual Incentive[2]			0	2,145,000	5,362,500
RSU Grant	3/6/2024	2/12/2024							142,891	6,142,884
2024 PSU Grant[3]	3/6/2024	2/12/2024				71,446	142,891	285,782		8,176,223
Mr. Grade
Annual Incentive[2]			0	812,000	2,030,000
RSU Grant	3/6/2024	2/12/2024							42,867	1,842,852
2024 PSU Grant[3]	3/6/2024	2/12/2024				21,434	42,867	85,734		2,452,850
Ms. Knight
Annual Incentive[2]			0	945,000	2,362,500
RSU Grant	3/6/2024	2/12/2024							107,168	4,607,152
Mr. Sonig
Annual Incentive[2]			0	800,000	2,000,000
RSU Grant	3/6/2024	2/12/2024							83,353	3,583,345
Mr. Toth
Annual Incentive[2]			0	1,250,000	3,125,000
RSU Grant	3/6/2024	2/12/2024							119,076	5,119,077
1.RSUs are scheduled to vest ratably (33-1/3% per year) over the three-year vesting period beginning on the grant date.
2.The amounts shown represent award opportunities under Baxter’s 2024 annual incentive plan at threshold, target and maximum payouts incorporating both financial and individual performance. The threshold, target and maximum incentive opportunity for financial performance is 50% of target, 100% of target and 200% of target, respectively. The financial performance is multiplied by a NEO’s individual performance assessment, which ranges between 0%—125% and is based as an initial matter on the company’s performance versus key 2024 strategic priorities, including various corporate responsibility matters as discussed in “Compensation Discussion and Analysis—Elements of Executive Compensation—
Annual Incentive Plan—Determination of 2024 Annual Incentive Plan Payouts—Individual Performance". The actual annual incentive paid to each NEO for 2024 performance is reported in the “Non-Equity Incentive Plan Compensation” column in the
Summary Compensation Table.
3.PSUs granted to Messrs. Almeida and Grade in 2024 will be paid out in shares of Baxter common stock based on performance against relative TSR during the three-year performance period ending on December 31, 2026. For more information on how these payouts are determined, please see “Compensation Discussion and Analysis—Elements of
Executive Compensation— Long-Term Incentive Plan—2024 Annual LTI Grants—LTI Grant Structure—2024 Annual PSU
Grants”.

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66	Executive Compensation

Outstanding Equity Awards at 2024 Fiscal Year-End
The following table summarizes equity awards outstanding for the NEOs as of December 31, 2024.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)[1]	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)[2]	Market Value of Shares or Units of Stock That Have Not Vested ($)[2]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)[3,4,5]	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[3,4,5]

Mr. Almeida	10/28/2015	720,000		37.25	10/28/2025
	3/2/2017	534,759		50.77	3/2/2027
	3/1/2018	373,435		66.31	3/1/2028
	2/28/2019	342,933		74.73	2/28/2029
	3/20/2020	381,437		75.75	3/20/2030
	3/3/2021	348,483		77.15	3/3/2031
	3/2/2022	101,064	50,532	85.23	3/2/2032
	3/1/2023	93,815	187,630	39.06	3/1/2033
	3/2/2022					11,659	339,988
	3/1/2023					47,331	1,380,182
	3/6/2024[6]					139,310	4,062,279
	3/2/2022							—	—
	3/1/2023							141,995	4,140,578
	3/6/2024							72,638	2,118,138
Mr. Grade	12/1/2023	34,091	68,182	36.55	12/1/2033
	12/1/2023					19,239	561,022
	12/1/2023					17,315	504,917
	3/6/2024					43,583	1,270,874
	12/1/2023							51,945	1,514,721
	3/6/2024							21,791	635,437
Ms. Knight	2/28/2019	18,861		74.73	2/28/2029
	3/1/2019	20,000		75.84	3/1/2029
	3/20/2020	20,979		75.75	3/20/2030
	3/3/2021	21,780		77.15	3/3/2031
	3/2/2022	16,538	8,269	85.23	3/2/2032

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Executive Compensation	67

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)[1]	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)[2]	Market Value of Shares or Units of Stock That Have Not Vested ($)[2]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)[3,4,5]	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[3,4,5]

	3/1/2023	29,850	59,701	39.06	3/1/2033
	3/2/2022					3,817	111,292
	3/1/2023					15,060	439,160
	3/6/2024					108,957	3,177,200
	3/2/2022							—	—
	3/1/2023							45,180	1,317,450
Mr. Sonig	9/1/2022	17,069	8,535	56.76	9/1/2032
	3/1/2023	21,321	42,644	39.06	3/1/2033
	9/1/2022					6,250	182,256
	3/1/2023					10,758	313,694
	3/6/2024					84,745	2,471,159
	3/1/2023							32,272	941,053
Mr. Toth[7]	6/1/2023					74,158	2,162,436
	3/6/2024					121,064	3,530,235

1.The chart below represents stock options scheduled to vest as follows (as of December 31, 2024).

Name	March 2025	September 2025	December 2025	March 2026	December 2026	Totals
Mr. Almeida	144,347	—	—	93,815	—	238,162
Mr. Grade	—	—	34,091	—	34,091	68,182
Ms. Knight	38,119	—	—	29,851	—	67,970
Mr. Sonig	21,322	8,535	—	21,322	—	51,179
Mr. Toth	—	—	—	—	—	—
2.The amounts in this column represent unvested RSU awards. Amounts shown in this column also include DEUs accrued on the unvested RSUs. The market value is based on the closing price of Baxter common stock on December 31, 2024
($29.16). These RSUs were scheduled to vest as follows as of December 31, 2024 and excluding DEUs accrued on the unvested RSUs.

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68	Executive Compensation

Name	March 2025	June 2025	September 2025	December 2025	March 2026	June 2026	December 2026	March 2027	Totals
Mr. Almeida	75,191	—	—	—	70,258	—	—	47,631	193,080
Mr. Grade	14,289	—	—	17,725	14,289	—	17,727	14,289	78,319
Ms. Knight	46,490	—	—	—	42,923	—	—	35,723	125,136
Mr. Sonig	32,927	—	5,869	—	32,927	—	—	27,785	99,508
Mr. Toth	39,692	35,453	—	—	39,692	35,453	—	39,692	189,982
3.For the grants made on March 2, 2022, amounts represent the actual number and value of shares of common stock that an
NEO would have received under the 2022 PSU grant based on performance of relative TSR, Adjusted ROIC and Adjusted
Net Sales and related DEUs, as of December 31, 2024. The final payout under the 2022 PSUs was 0% of target, which is reflected in the number above following CHC Committee certification in February 2025. The market value of the PSUs included in these columns is based on the closing price of Baxter common stock on December 31, 2024 ($29.16).
4.For the grants made on March 1, 2023, amounts represent the target number and value of shares of common stock that an
NEO would receive under the 2023 PSU grant based on performance of relative TSR, Adjusted ROIC and Adjusted Net
Sales and related DEUs as of December 31, 2024. The 2023 PSUs are scheduled to vest following CHC Committee certification after the end of the three-year performance period (December 31, 2025) in early 2026. The market value of the
PSUs included in these columns is based on the closing price of Baxter common stock on December 31, 2024 ($29.16).
5.For the grants made on March 6, 2024 to Messrs. Almeida and Grade, amounts represent the threshold number and value of shares of common stock and related DEUs that an NEO would receive under the 2024 PSU grant based on performance of relative TSR as of December 31, 2024. The 2024 PSUs are scheduled to vest following CHC Committee certification after the end of the three-year performance period (December 31, 2026) in early 2027. The market value of the PSUs included in these columns is based on the closing price of Baxter common stock on December 31, 2024 ($29.16).
6.Because Mr. Almeida qualified for the company's equity retirement provisions, accelerated Federal Insurance Contributions
Act  taxes were due on his RSU grants in the year of grant.  For his 2024 RSU grant, Mr. Almeida chose to satisfy this obligation by having RSUs withheld.  As a result, as of December 31, 2024, his RSUs that have not vested are less than the number of RSUs granted in the Grants of Plan-Based Awards Table.
7.As specified in his offer letter, the remaining unvested RSUs from Mr. Toth's June 1, 2023 RSU grant had their vesting accelerated to December 31, 2024. See “Compensation Discussion and Analysis—Elements of Executive Compensation—
Employment Arrangements, Executive Severance Plan and Change in Control Agreements” for additional information regarding Mr. Toth’s onboarding RSU equity grant. The amounts set forth for Mr. Toth do not reflect the impact of the Kidney
Care sale on January 31, 2025, at which time his unvested RSUs were partially accelerated and partially converted into replacement Carlyle awards in accordance with the terms of the related equity purchase agreement.
2024 Option Exercises and Stock Vested
The following table sets forth stock options exercised and RSUs and PSUs that vested in 2024 for the NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[1]
Mr. Almeida	—	—	67,400	2,758,031
Mr. Grade	—	—	18,276	613,173
Ms. Knight	—	—	26,522	991,948
Mr. Sonig	—	—	11,456	450,213
Mr. Toth	—	—	36,469	1,242,857
1.Amounts represent the market value of Baxter RSU and PSUs (and related DEUs), as applicable, on the date of vesting as determined by the closing price of Baxter's common stock on the vesting date.

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Executive Compensation	69

2024 Nonqualified Deferred Compensation Plan

Name	Executive Contributions in 2024 ($)[1]	Registrant Contributions in 2024 ($)[2]	Aggregate Earnings in 2024 ($)[3]	Aggregate Balance at December 31, 2024 ($)[4,5]
Mr. Almeida	$—	$94,287	$131,044	$1,063,806
Mr. Grade	$39,095	$42,103	$4,589	$67,989
Ms. Knight	$115,664	$35,736	$103,765	$838,333
Mr. Sonig	$—	$37,054	$326	$15,103
Mr. Toth	$—	$41,557	$153	$7,214
1.Amounts in this column are included in either the “Salary” or “Non-Equity Incentive Plan Compensation” column of the
Summary Compensation Table.
2.Amounts in this column are included in the “All Other Compensation” column of the Summary Compensation Table and include company non-matching contributions attributable to 2024 and credited to accounts in February 2025.
3.Amounts in this column are not included in the Summary Compensation Table as the Deferred Compensation Plan provides participants with a subset of investment elections available to all eligible employees under the 401(k) Plan.
4.Amounts in this column exclude company non-matching contributions attributable to 2024 but not credited to participant accounts as of December 31, 2024.
5.The aggregate balance includes amounts previously reported as compensation for the NEOs in the Summary Compensation
Table for prior years, which are as follows:

Name	Amount Previously Reported ($)
Mr. Almeida	706,625
Mr. Grade	—
Ms. Knight	160,132
Mr. Sonig	13,015
Mr. Toth	7,062
A participant in the Deferred Compensation Plan may elect to defer a portion of his or her eligible compensation
(up to 50% of base salary and up to 100% of eligible annual incentive) during the calendar year as long as the participant makes such election prior to the beginning of the calendar year. For NEOs, eligible compensation under the Deferred Compensation Plan includes base salary and any annual incentive. Participants in the
Deferred Compensation Plan may select from a subset of investment elections available to all eligible employees under the 401(k) Plan, which are described in greater detail below. Amounts in a participant’s account are adjusted upward or downward to reflect the investment return that would have been realized had such amounts been invested in the investments selected by the participant. Participants may elect to change their investment elections daily. Baxter is also required to match contributions to the Deferred Compensation Plan up to 4% of a
participant’s eligible compensation in the same manner as under the 401(k) Plan. Any participant who either was hired after December 31, 2006, or elected not to continue to accrue benefits in the pension plan, receives a company contribution equal to 3% of his or her eligible compensation in excess of the compensation that is recognized in the 401(k) Plan, regardless of whether the participant is otherwise eligible to elect to defer a portion of his or her compensation. Deferrals under the plan are not recognized in calculating benefit pay under Baxter’s welfare benefit plans and result in lower compensation recognized for company matching under the 401(k) Plan.
Participants may elect to be paid distributions either in a lump sum payment or in annual installment payments over two to 15 years. Distributions will be paid in the first quarter of the plan year following such participant’s termination of employment unless such participant is a “specified employee” as defined in Section 409A of the

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70	Executive Compensation

Code. No distributions will be paid in connection with the termination of a specified employee until at least six months following such termination and any amounts that would have otherwise been paid during such six-month period shall be accumulated and paid in a lump sum, without interest, at the expiration of such period.
The table below lists the available investment options under the Deferred Compensation Plan and their annual return as of December 31, 2024.

Name of Fund	Annual Rate of Return as of December 31, 2024
Stable Income Fund	2.53%
S&P 500 Equity Index Fund	25.01%
International EAFE Fund	3.89%
Extended Equity Market Index Fund	16.85%
Potential Payments Upon Termination or Following a Change in Control
The narrative and tables below describe the potential payments to each NEO upon certain terminations, including following a CIC event. All information described in this section is presented as if the triggering events took place on December 31, 2024 (other than with respect to Messrs. Almeida and Toth who no longer serve as executive officers of the company).
Mr. Almeida’s Amended Offer Letter
In July 2023, Mr. Almeida entered into the Almeida Offer Letter (as described above in “Compensation
Discussion and Analysis—Elements of Executive Compensation—Employment Arrangements, Executive
Severance Plan and Change in Control Agreements”). The Almeida Offer Letter provided for Mr. Almeida’s annual base salary, target annual incentive and target LTI opportunity, which amounts were subject to adjustment by the independent members of the Board in accordance with the terms of the Almeida Offer Letter. He was eligible to receive benefits to the same extent and on the same terms as those benefits provided to other senior executives of the company, such as health, disability, insurance and retirement benefits.
The Almeida Offer Letter provided Mr. Almeida with the right to receive cash severance equal to two times base salary and target annual incentive in the event of an involuntary termination without cause or termination with good reason. Good reason means a voluntary termination within 180 days of the occurrence of any of the following events (provided notification is given to the company within 90 days and the company fails to cure the related event within 30 days): assignment of any duties inconsistent with the executive status as a senior executive officer of the company; material reduction in annual base salary; material change in the location of the executive’s principal place of employment greater than 50 miles; failure to pay any portion of current compensation or nonqualified deferred compensation; or any material breach of the Almeida Offer Letter.
In addition, beginning with Mr. Almeida’s 2020 annual LTI grant and for all subsequent annual LTI grants, Mr.
Almeida was eligible to receive retirement treatment when he attained 60 years of age (as opposed to 65 years of age), which benefit provides for continued vesting of his stock option, RSU and PSU grants and a longer period of time to exercise his outstanding stock options.
Prior to the CEO Transition Date, Mr. Almeida, like the other NEOs, was eligible for certain payments in the event of his termination for good reason or involuntary termination without cause following a CIC, which is described in greater detail below.
On February 1, 2025, the company and Mr. Almeida entered into a letter agreement (the Almeida Letter
Agreement), pursuant to which his service as Chair of the Board, President and CEO ceased as of the CEO

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Executive Compensation	71

Transition Date and on the CEO Transition Date, he transitioned into the role of Special Advisor and will continue employment in this role through the CEO Separation Date.
In accordance with the terms of the Almeida Letter Agreement, Mr. Almeida’s outstanding equity awards will continue to vest in accordance with their terms through the CEO Separation Date, and, subject to his compliance with certain release requirements, he will receive a lump-sum separation payment equal to $6,890,000, payable no later than 60 days following the CEO Separation Date. This amount is equivalent to what Mr. Almeida would have received had he been terminated without “Cause” under the provisions of the Almeida Offer Letter.
Mr. Toth’s Offer Letter
In connection with his hiring, Mr. Toth entered into an offer letter on April 22, 2023.  On December 31, 2024, in accordance with the terms of his offer letter, Mr. Toth's onboarding RSU grant accelerated and his obligation to repay any portion of his sign-on cash bonus was terminated as the Kidney Care separation had not been completed as of that date. See “Compensation Discussion and Analysis—Elements of Executive Compensation
—Employment Arrangements, Executive Severance Plan and Change in Control Agreements” for additional information.
Executive Severance Plan
The company maintains an Executive Severance Plan, which covers all U.S.-based executives, presidents and vice presidents, including Messrs. Grade and Sonig and Ms. Knight. Mr. Toth was covered by the Executive
Severance Plan prior to the completion of the sale of the Kidney Care business on January 31, 2025. Mr.
Almeida was not a participant in the Executive Severance Plan as he was entitled to receive related benefits under the Almeida Offer Letter.
The Executive Severance Plan provides for various severance payments upon an involuntary termination for any reason other than due to death, disability, or for cause. Cause means the willful and continued failure to substantially perform the executive’s duties that has not been cured within 30 days or the willful engaging by the executive in conduct which is demonstrably and materially injurious to the company or its subsidiaries, monetarily or otherwise. Upon a qualifying involuntary termination, Messrs. Grade and Sonig and Ms. Knight would be entitled to the following:
•a cash payment generally equal to 1.5x the aggregate amount of the executive’s annual base salary and target annual incentive for the year in which termination occurs;
•if the executive terminates February 1st or later, a prorated annual incentive determined using the number of days worked in the calendar year based on actual company performance and target individual performance;
•a lump-sum cash payment equivalent to 18 months of employer benefits costs (if enrolled at the time of termination); and
•outplacement expense reimbursement in an amount not to exceed $35,000.
All benefits under the Executive Severance Plan are reduced by any amount paid or provided to an executive under any other applicable plan or arrangement providing for a payment upon a termination of employment, including but not limited to, statutory severance or other termination pay arrangements, any CIC payments, or payments associated with individual employment or retention agreements, but not including payments associated with any LTI grants.
Additionally, if within 12 months of an executive’s termination of employment: (i) the executive violates any obligations under an employment agreement, restrictive covenant or similar agreement; or (ii) it is determined that the executive could have been terminated for cause, then the executive will be required to repay all amounts received and future payments will cease. All payments and other benefits under the Executive Severance Plan are subject to the timely execution of a general release of claims in favor of the company and the expiration of the period of revocation for such release.

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72	Executive Compensation

LTI Grants
Outstanding LTI grants to the NEOs are governed by the terms and conditions and applicable plan, which are the
Baxter International Inc. 2011 Incentive Plan, the Baxter International Inc. 2015 Incentive Plan and the Baxter
International Inc. Amended and Restated 2021 Incentive Plan. The table below outlines the vesting treatment of
LTI grants upon various scenarios under each plan.

Scenario	Vesting Treatment	Definitions
Death or Disability
Stock Options
All unvested stock options vest upon death
or Disability with a participant having the
lesser of five years from the death or
Disability date, or 10 years from the grant
date to exercise.
RSUs
All unvested RSUs vest upon death or
Disability.
PSUs
All unvested PSUs vest upon death or
Disability based on target company
performance.

Disability means (i) as defined in any
employment, consulting or similar
agreement; or (ii) in the absence of any
such employment, consulting or similar
agreement, a condition entitling the
participant to receive benefits under a
long-term disability plan of the company in
which such participant is eligible to
participate, or, in the absence of such a
plan, the complete and permanent inability
of the participant by reason of illness or
accident to perform the duties of the
occupation at which the participant was
employed or served when such disability
commenced.

Voluntary or Involuntary Termination
Stock Options
All unvested stock options forfeit upon a
voluntary or involuntary termination with a
participant having the lesser of 90 days or
10 years from the grant date to exercise.
However, if a participant is “retirement
eligible,” then all stock options granted in
years prior to the year of termination vest
on their original vesting dates and stock
options granted in the year of termination
are prorated based on the number of
months worked in the year of termination
and vest on their original vesting dates.
Retirement eligible participants have the
lesser of five years from the termination
date or 10 years from the grant date to
exercise.
RSUs
All unvested RSUs forfeit upon a voluntary
or involuntary termination. However, if a
participant is “retirement eligible,” then all
RSUs granted in years prior to the year of
termination vest on their original vesting
dates and RSUs granted in the year of
termination are prorated based on the
number of months worked in the year of
termination and vest on their original
vesting dates.

To qualify as retirement eligible, a
participant must terminate employment (for
any reason other than disability, death or
for cause) at a time when the participant is
55 years of age or older with at least 10
years of continuous service, or 65 years of
age with no consideration for service.
As of December 31, 2024, Mr. Almeida
was the only NEO who was retirement
eligible based on the terms of the Almeida
Offer Letter.

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Executive Compensation	73

Scenario	Vesting Treatment	Definitions

PSUs
All unvested PSUs forfeit upon a voluntary
or involuntary termination. However, if a
participant is “retirement eligible,” then all
PSUs granted in years prior to the year of
termination vest upon certification of the
performance results and PSUs granted in
the year of termination are prorated based
on the number of months worked in the
year of termination and vest upon
certification of the performance results. In
all cases, PSUs are subject to actual
company performance for the full
performance period.

Qualifying Termination Following a CIC
Stock Options
All unvested stock options immediately
vest upon a “qualifying termination” within
24 months following a CIC (unless the
stock options are not assumed in the
transaction).
RSUs
All unvested RSUs immediately vest upon
a “qualifying termination” within 24 months
following a CIC (unless RSUs are not
assumed by the acquirer in the
transaction, in which case they will vest on
the closing of the transaction).
PSUs
All unvested PSUs immediately vest upon
a “qualifying termination” within 24 months
following a CIC (unless PSUs are not
assumed by the acquirer in the
transaction, in which case they will vest on
the closing of the transaction). The PSUs
vest assuming target company
performance.

A qualifying termination includes an
involuntary termination of employment for
any reason other than death, disability or
cause or termination for good reason (as
defined in the CIC Agreement).
CIC or change in control is defined as (i)
the acquisition by any person of more than
30% of company common stock; (ii)
individuals who, on the grant date,
constitute the Board cease for any reason
to constitute at least a majority of the
Board unless the appointment is approved
by 2/3 of the Board; (iii) a merger or
consolidation of the company; or (iv) the
sale, transfer or other disposition of all or
substantially all company assets.

As described above under “Compensation Discussion and Analysis—Additional Compensation Governance—
Recoupment Policies; Non-Competition Agreement Clawback”, all LTI participants, including the NEOs, are required to execute a Non-Competition Agreement. All LTI participants who execute a Non-Competition
Agreement, including the NEOs, are subject to a clawback provision in the event a participant violates the terms of the Non-Competition Agreement following a termination of employment for any reason. In the event of any such violation, all unvested LTI grants (including grants that would otherwise have vested if the participant were retirement eligible) are immediately forfeited. Additionally, in that case, all LTI grants that vested or became exercisable within the 12 months prior to the termination date that have not otherwise been sold or exercised are cancelled and the shares are returned to the company and any gain from the sale or exercise of any LTI grant that vested within 12 months prior to the termination date is subject to repayment.

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74	Executive Compensation

Change in Control Agreements
In July 2020, the company amended its form of CIC agreement (CIC Agreement) on a go forward basis to provide reduced CIC benefits with respect to lump sum cash payments, the term of continued health and welfare coverage and the value of outplacement services that may be delivered consistent with the CHC Committee’s evaluation of evolving market trends. The CIC Agreement provides for certain payments (as described below) in the event Baxter undergoes a CIC and the NEO is terminated by the company (other than for cause or as a result of death or Disability (as defined in the CIC Agreement)) or the NEO terminates employment for good reason during the term (which generally lasts two years and automatically extends each year unless applicable notice is provided). Good reason means a voluntary termination within 180 days of the occurrence of any of the following events (provided notification is given to the company within 90 days and the company fails to cure the related event within 30 days): assignment of any duties inconsistent with the executive status as a senior executive officer of the company; material reduction in annual base salary; material change in the location of the executive’s principal place of employment greater than 50 miles; failure to pay any portion of current compensation or nonqualified deferred compensation; or any material breach of the CIC Agreement.
In September 2020, Mr. Almeida entered into an amended CIC Agreement, which was subsequently terminated effective as of the CEO Transition Date. Mr. Grade entered into this amended form of agreement in connection with his hiring and Ms. Knight and Mr. Sonig entered into this amended form of agreement in connection with their officer appointments. Mr. Toth entered into a modified version of this form of agreement in connection with his hiring, consistent with the terms of certain restrictive covenants contained in his prior employment agreement.
Mr. Toth's agreement was terminated in connection with the sale of the Kidney Care business on January 31,
2025.
Upon a qualifying involuntary termination following a CIC, as of December 31, 2024, the NEOs would have been entitled to the following:

NEO	Lump Sum Cash Payment Equal to:	Prorated Annual Incentive for the Year of Termination:	Continued Health and Welfare Benefit Coverage Equal to:	Outplacement Services Not to Exceed:
Mr. Almeida	2x annual salary and target annual incentive	Eligible	Two years	$50,000
Mr. Grade	1.5x annual salary and target annual incentive		Eighteen months	$35,000
Ms. Knight
Mr. Sonig
Mr. Toth
Additionally, the CIC Agreement provides that payments may be reduced to avoid excise taxes imposed under
Section 280G and Section 4999 of the Code if the after-tax benefit to the NEO would be greater than outright paying the excise taxes. In all cases, no CIC Agreement provides any NEO with a gross-up payment to cover potential excise taxes that may be payable in connection with a CIC.
In consideration for the benefits provided under the CIC Agreement, each NEO, other than Messrs. Almeida and
Toth, has agreed to be bound to non-competition and non-solicitation covenants as well as a perpetual non-
disparagement covenant for 18 months from the date of a qualifying termination. Each NEO would be required to execute a customary release of claims in favor of the company in connection with any such termination.
The following chart illustrates payments and benefits the NEOs (other than Mr. Toth) would have received upon the occurrence of various separation scenarios, including a qualifying termination within two years following a
CIC, an involuntary termination without cause and death or disability, in each case, assuming such event occurred as of December 31, 2024. In the event that an NEO is involuntarily terminated with cause or voluntarily

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Executive Compensation	75

terminates for good reason (except for Mr. Almeida and other than in connection with a CIC), the executive would not be entitled to receive any severance payments or LTI vesting. Under the Almeida Offer Letter, Mr. Almeida was entitled to receive certain severance payments in the event of his termination without cause or for good reason outside of a CIC. No incremental severance payments or LTI vesting occurs (unless a participant is retirement eligible) following a voluntary resignation for all NEOs.

	Qualifying Termination Following a CIC ($)	Involuntary Termination without Cause ($)	Death or Disability ($)
Mr. Almeida
Severance Payments[1]	6,890,000	6,890,000	—
Prorated Annual Incentive Payments[2]	2,145,000	2,016,300	2,016,300
Health & Welfare Benefits Coverage	49,000	49,000	—
Accelerated Vesting of Equity Awards[3]	16,367,200	—	16,367,200
Outplacement Expenses	50,000	—	—
Total	25,501,200	8,955,300	18,383,500
Mr. Grade
Severance Payments[1]	2,436,000	2,436,000	—
Prorated Annual Incentive Payments[2]	812,000	763,280	763,280
Health & Welfare Benefits Coverage	35,000	34,000	—
Accelerated Vesting of Equity Awards[3]	5,122,407	—	5,122,407
Outplacement Expenses	35,000	35,000	—
Total	8,440,407	3,268,280	5,885,686
Ms. Knight
Severance Payments[1]	2,767,500	2,767,500	—
Prorated Annual Incentive Payments[2]	945,000	945,000	945,000
Health & Welfare Benefits Coverage	30,000	29,000	—
Accelerated Vesting of Equity Awards[3]	5,212,007	—	5,212,007
Outplacement Expenses	35,000	35,000	—
Total	8,989,506	3,776,500	6,157,006
Mr. Sonig
Severance Payments[1]	2,400,000	2,400,000	—
Prorated Annual Incentive Payments[2]	800,000	904,000	904,000
Health & Welfare Benefits Coverage	35,000	34,000	—
Accelerated Vesting of Equity Awards[3]	3,908,162	—	3,908,162
Outplacement Expenses	35,000	35,000	—
Total	7,178,163	3,373,000	4,812,162
1.Upon a qualifying termination following a CIC, severance payments reflect two times the sum of the NEO’s base salary plus target annual incentive for Mr. Almeida and one and a half times the sum of Messrs. Grade’s and Sonig’s and Ms. Knight’s
base salary plus target annual incentive, which is provided for under each NEO’s CIC Agreement.  Upon an involuntary termination without cause, Mr. Almeida’s severance payments, which were governed by the Almeida Offer Letter, would have been equal to the benefits provided under his CIC Agreement. Additionally, Mr. Almeida was eligible for severance payments under his Almeida Offer Letter upon a termination for good reason. Messrs. Grade and Sonig and Ms. Knight are covered under the Executive Severance Plan, which provides each will receive 1.5 times the sum of base salary plus target annual incentive following an involuntary termination without cause.

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76	Executive Compensation

2.Reflects the pro rata 2024 annual incentive, which each NEO would be eligible to receive. Upon an involuntary termination without cause and death or disability, the amount reflects actual 2024 financial performance and target individual performance. Upon a qualifying termination following a CIC, the amount reflects target financial and individual performance.
3.Amounts reflect the “in-the-money” value of unvested stock options, if applicable, which is the difference between the applicable share price and the exercise price, and the value of unvested PSUs assuming target performance and applicable
DEUs. All amounts are based on the closing stock price on December 31, 2024 ($29.16).
In connection with Mr. Almeida's separation, and pursuant to the Almeida Letter Agreement, (i) his outstanding equity awards will continue to vest in accordance with their terms through the Separation Date, (ii) Mr. Almeida will receive a lump-sum separation payment equal to $6,890,000 (equal to what Mr. Almeida would have received had he been terminated without “Cause” under the provisions of the Almeida Offer Letter), payable no later than 60 days following the CEO Separation Date, and (iii) the company will arrange to provide him and his dependents
Post-Separation Health Benefits for a period of 24 months. The Post-Separation Health Benefits will be eliminated if Mr. Almeida receives benefits of the same type during the 24 month period following the CEO Separation Date.
Mr. Toth’s employment with the company ceased on January 31, 2025 in connection with the closing of the sale of the company's Kidney Care business to certain affiliates of Carlyle on the same date. Pursuant to the related equity purchase agreement, (i) effective as of the closing, each outstanding and unvested equity award granted to a transferring Baxter employee within the perimeter of the sale (including Mr. Toth) generally vested on a pro rata basis, with such pro rata portion computed based on the number of calendar days elapsed from the start of the vesting period applicable to such award through January 31, 2025, relative to the total number of calendar days in such vesting period, (ii) any such accelerated portion was (or will be) settled within the time period set forth in the applicable award agreement (such treatment described in clauses and (i) and (ii), the LTIP Award Treatment) and
(iii) the purchaser became obligated to grant cash-based replacement awards in respect of the forfeited portion of each such award in accordance with the terms and conditions of the equity purchase agreement. Mr. Toth was eligible to receive the LTIP Award Treatment as of the closing, and the value of the accelerated vesting of his equity awards on a pro rata basis as of such date was equal to $2,196,465.04. Mr. Toth was not eligible to receive payments or benefits under his CIC Agreement or the Executive Severance Plan in connection with the sale of the
Kidney Care business.

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Executive Compensation	77

CEO Pay Ratio
As required by Item 402(u) of Regulation S-K, the company is providing the following estimated information about the relationship between the annual total compensation of its median employee and the annual total compensation of Mr. Almeida, Former Chair, President and CEO.
For the year ended December 31, 2024:
•the annual total compensation of the median Baxter employee (identified in accordance with the procedures described below) calculated in the same manner as the NEOs in the Summary
Compensation Table above was $70,331; and
•the annual total compensation of Mr. Almeida as reported in the “Total” column of the Summary
Compensation Table above was $18,071,015.
Based on this information, the estimated ratio of Mr. Almeida’s annual total compensation for 2024 to the annual total compensation of the median Baxter employee in 2024 is 257 to 1.
The company believes this ratio is a reasonable estimate based on Baxter-specific employee demographics and compensation. The company’s ratio may not be comparable to the ratio disclosed by its peer companies due to a number of factors, including the geographic distribution of its employees, the nature of the business (products or services), the performance of the company and whether and where the company manufactures its own products.
Given there was no change in the company’s employee population or employee compensation arrangements as of December 31, 2024 that the company believes would result in a significant change to the pay ratio disclosure, the same median employee was used for the 2024 analysis as was used for the 2023 analysis, as permitted under the applicable SEC rules.
To identify the median employee from Baxter’s employee population for the 2023 proxy statement, the company analyzed its consistently applied compensation measure—the sum of base salary and target annual incentive opportunity—for its approximately 60,000 full-time, part-time, seasonal and temporary employees as of
November 1, 2023. The company did not utilize any exceptions permitted under the applicable SEC rules to exclude any individuals from the total employee population when identifying the median employee. For employees outside of the United States, the amounts were converted to U.S. dollars using the applicable exchange rates as of November 1, 2023. Based on application of this methodology, the median employee is a full-time employee based outside the United States.

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78	Executive Compensation

Pay Versus Performance Disclosure
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer
Protection Act of 2010, the company is providing the following disclosure regarding executive compensation for the company’s principal executive officer (PEO) and Non-PEO NEOs and company performance for the fiscal years listed below.

Year	Summary Compensation Table Total for PEO¹ ($)	Compensation Actually Paid to PEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on:[4]		Net Income (Loss) ($ Millions)[5]	Net Sales ($ Millions)[6]
					TSR ($)	Peer Group TSR ($)
2024	18,071,015	9,204,471	6,508,661	4,227,617	38.55	146.87	(638)	15,149
2023	13,786,671	10,408,814	5,194,682	3,994,655	49.69	143.18	2,663	14,813
2022	13,588,236	(9,114,999)	6,721,562	14,410	63.62	140.29	(2,421)	14,506
2021	15,634,734	19,600,136	4,853,630	5,588,070	105.26	143.09	1,295	12,146
2020	15,865,396	4,130,682	3,893,864	1,603,952	97.06	113.45	1,110	11,673
1.Mr. Almeida was the company’s PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021	2022	2023	2024
James K. Saccaro	James K. Saccaro	James K. Saccaro	Joel Grade	Joel Grade
Giuseppe Accogli	Giuseppe Accogli	Giuseppe Accogli	James K. Saccaro	Heather Knight
Cristiano Franzi	Cristiano Franzi	Cristiano Franzi	Brian Stevens	Alok Sonig
Sean Martin	Andrew Frye	David Rosenbloom	Cristiano Franzi	Christopher Toth
Heather Knight
Alok Sonig
Christopher Toth
2.The amounts set forth above for compensation actually paid to PEO and non-PEO NEOs (as set forth in the “Compensation
Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” columns) have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by the company’s NEOs. These amounts reflect the Summary Compensation Table total with certain adjustments as described in footnote 3 below.
3.Compensation actually paid to PEO and non-PEO NEOs (as set forth in the “Compensation Actually Paid to PEO” and
“Average Compensation Actually Paid to Non-PEO NEOs” columns) reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Related information regarding compensation paid in 2020,
2021, 2022, and 2023 has not changed from what was included in the company’s 2023 proxy statement and what is set forth in the proxy statement, and as such, information for such years has not been included in the following tables. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the “Exclusion (or Average Exclusion) of Stock Awards
and Option Awards” columns are the totals from the “Stock Awards” and “Option Awards” columns set forth in the Summary
Compensation Table. Amounts in the “Exclusion (or Average Exclusion) of Change in Pension Value” columns reflect the amounts attributable to the “Change in Pension Value” reported in the Summary Compensation Table. Amounts in the
“Inclusion (or Average Inclusion) of Pension Service Cost” columns are based on the service cost for services rendered during the listed year.

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Executive Compensation	79

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Change in Pension Value for PEO ($)	Exclusion of Stock Awards and Option Awards for PEO ($)	Inclusion of Pension Service Cost for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2024	18,071,015	—	(14,319,107)	—	5,452,563	9,204,471

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Change in Pension Value for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Pension Service Cost for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	6,508,661	—	(4,401,319)	—	2,120,275	4,227,617
The amounts in the "Inclusion (or Average Inclusion) of Equity Values" columns in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for PEO	Total— Inclusion of Equity Values for PEO ($)
2024	7,313,162	(2,206,884)	—	346,285	—	—	5,452,563

Year	Average Year- End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non- PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non- PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total— Average Inclusion of Equity Values for Non- PEO NEOs ($)
2024	2,863,495	(392,527)	—	(350,693)	—	—	2,120,275
4.The Peer Group TSR set forth in this table utilizes the S&P 500 Health Care Index which the company also utilizes in the stock performance graph required by Item 201(e) of Regulation S-K included in the 2024 Form 10-K. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the company and in the S&P 500 Health Care Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
5.The amounts set forth above includes net income (loss) inclusive of discontinued operations.
6.The company determined net sales, inclusive of discontinued operations, to be the most important financial performance measure used to link company performance to “Compensation Actually Paid” to the company's PEO and Non-PEO NEOs in
2024.

| 2025 Annual Meeting of Stockholders and Proxy Statement

80	Executive Compensation

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually
Paid and Company TSR
The following chart sets forth the relationship between Compensation Actually Paid to the company's PEO, the average of Compensation Actually Paid to the company's Non-PEO NEOs and the cumulative TSR over the five most recently completed fiscal years for the company and the S&P 500 Health Care Index TSR.
106.26
•Actual Average Non-PEO NEO Compensation Actually Paid for 2022 was $14,410.

investor.baxter.com

Executive Compensation	81

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually
Paid and Net Income (Loss)
The following chart sets forth the relationship between Compensation Actually Paid to the company's PEO, the average of Compensation Actually Paid to the company's Non-PEO NEOs and Baxter's net income (loss)
inclusive of discontinued operations during the five most recently completed fiscal years.
•Actual Average Non-PEO NEO Compensation Actually Paid for 2022 was $14,410.

| 2025 Annual Meeting of Stockholders and Proxy Statement

82	Executive Compensation

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually
Paid and Net Sales
The following chart sets forth the relationship between Compensation Actually Paid to the company's PEO, the average of Compensation Actually Paid to the company's Non-PEO NEOs, and Baxter's net sales during the five most recently completed fiscal years.
•Actual Average Non-PEO NEO Compensation Actually Paid for 2022 was $14,410.
As described in “—Proxy Statement Highlights—Performance Highlights” and in “—Compensation Discussion
and Analysis—Executive Summary—2024 Company Results,” for purposes of calculating performance under the company’s 2024 annual incentive plan, net sales were calculated at budgeted exchange rates as of January 1,
2024 and include net sales from discontinued operations.  This amount (which is referred to as Adjusted Net
Sales Including Discontinued Operations in the proxy statement) was $15,181 million for 2024.
The financial performance measures that the company considers to have been the most important in linking
Compensation Actually Paid to the company's PEO and Non-PEO NEOs to company performance are shown below. These measures are not ranked.
•Net Sales
•Adjusted Earnings Per Share
•Free Cash Flow
•ROIC
•Relative TSR

investor.baxter.com

Executive Compensation	83

Option Award Disclosure
The company provides the following discussion of the timing of option awards in relation to the disclosure of material nonpublic information, as required by Item 402(x) of Regulation S-K. The company did not grant any stock options to executive officers of the company, including NEOs, in the last completed fiscal year. The equity compensation awards have historically included RSUs, PSUs and stock options and the company is returning to this mix for NEOs in 2025.
Generally, the company grants equity awards on a predetermined schedule. In February of each year, the CHC
Committee or, with respect to the CEO’s equity award, the independent members of the Board, review and approve the value and amount of the equity compensation to be awarded to executive officers and non-employee directors. The grant of approved equity awards then typically occurs in early March, which is usually after the filing of the company’s Annual Report on Form 10-K, which is generally filed in mid-February.
As a result the company does not generally grant stock options during periods in which there is material nonpublic information about the company, including outside a “trading window” established in connection with the public release of earnings information under the company’s Securities Trading Policy.
The CHC Committee and, with respect to the CEO’s equity award, the independent members of the Board, do not take material nonpublic information into account when determining the timing and terms of equity awards.
Stock options may occasionally be awarded on an off-cycle basis, including to new hires. It is the company’s historic practice to grant off-cycle stock option awards on the first trading date in June, September and
December.
The company has not timed the disclosure of material nonpublic information to affect the value of executive compensation.

| 2025 Annual Meeting of Stockholders and Proxy Statement

84	Audit Matters

Audit Matters

Ratification of Appointment of Independent Registered Public
Accounting Firm for 2025
The Audit Committee of the Board is directly responsible for the appointment, retention and oversight of the independent registered public accounting firm retained to audit the company’s financial statements. The Audit Committee has appointed
PricewaterhouseCoopers LLP (PwC) as the independent registered public accounting firm for Baxter for 2025.
The Audit Committee recommends a vote FOR the ratification of the appointment of PwC as the company’s independent registered public accounting firm for 2025.

In accordance with its charter, the Audit Committee of the Board is directly responsible for the appointment, compensation (including the negotiation of audit fees), retention and oversight of the independent registered public accounting firm retained to audit the company’s financial statements. The Audit Committee has appointed
PwC as the independent registered public accounting firm for Baxter in 2025. PwC, or its predecessor firm, has served as Baxter’s independent registered public accounting firm continuously since 1985.
Before reappointing PwC as the company’s independent auditor for 2025, the Audit Committee carefully considered PwC’s qualifications as an independent registered public accounting firm as well as their prior experience auditing Baxter. This included a review of PwC’s performance in prior years, its knowledge of the company and its operations (including its experience in connection with the recent sale of the company's Kidney
Care business) and its reputation for integrity and competence in the fields of accounting and auditing. The Audit
Committee’s review also included matters required to be considered under rules of the SEC on auditor independence, including the nature and extent of non-audit services, to ensure that the provision of such services will not impair the independence of the auditors. The Audit Committee expressed its satisfaction with
PwC in all of these respects. In accordance with SEC rules and PwC policies, the lead partner overseeing the company’s engagement rotates every five years and the Audit Committee and its chair are directly involved in
Baxter’s selection of the lead engagement partner. A new lead partner was assigned to the Baxter account beginning in 2025, after consultation with the Audit Committee (including its chair).
The Audit Committee believes that retaining PwC again in 2025 is in the best interests of the company and its stockholders and therefore, the Audit Committee requests that stockholders ratify the appointment. Further, the
Audit Committee believes that, if handled properly, there are numerous benefits of a long independent auditor relationship, including:
•more efficient audit due to PwC’s deep understanding of Baxter’s business and accounting policies and practices;
•efficient fee structures due to PwC’s familiarity with Baxter and industry expertise; and
•avoidance of significant costs and disruptions (including Board and management time and distractions) that would be associated with retaining a new independent auditor.
Nonetheless, the Audit Committee is also aware that a long-tenured auditor may be believed by some to pose an independence risk. To address these concerns, there are robust safeguards for auditor independence, including:
•a strong regulatory framework for auditor independence, including limitations on non-audit services and mandatory audit partner rotation requirements;

investor.baxter.com

Audit Matters	85

•oversight of PwC that includes regular communication on and evaluation of the quality of the audit and auditor independence;
•PwC’s own internal independence processes and compliance reviews;
•annual assessment of PwC’s qualifications, service quality, sufficiency of resources, quality of communications, independence, working relationship with Baxter management, objectivity and professional skepticism;
•conducting regular private meetings separately with each of PwC and certain members of Baxter management at the end of each regularly scheduled Audit Committee meeting;
•overseeing the selection of PwC’s new lead engagement partner with each rotation; and
•considering periodically whether to conduct a search or request for proposal process for a new independent registered public accounting firm.
If the company’s stockholders do not ratify the appointment of PwC, the Audit Committee may investigate the reasons for stockholders’ rejection and may consider whether to retain PwC or appoint another independent auditor. Furthermore, even if the appointment is ratified, the Audit Committee may appoint a different independent auditor if, in its discretion, it determines that such a change would be in the company’s and its stockholders’ best interests.
One or more representatives of PwC will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

| 2025 Annual Meeting of Stockholders and Proxy Statement

86	Audit Matters

Audit Committee Report
Dear Stockholders:
The Audit Committee is currently composed of three directors, all of whom meet the independence and other requirements of the NYSE and Rule 10A-3 of the Exchange Act. Additionally, two Audit Committee members (Ms.
Smith and Mr. Craig) qualify as an “audit committee financial expert.” The Audit Committee’s responsibilities are set out in its charter, which has been adopted by the Board of Directors and is reviewed annually. These responsibilities include: (1) reviewing with management, internal audit and the external auditors the adequacy and effectiveness of Baxter’s internal controls over financial reporting; (2) reviewing with management Baxter’s disclosure controls and procedures; (3) retaining and evaluating the qualifications, independence and performance of PwC, the company’s independent registered public accounting firm; (4) approving audit and permissible non-audit engagements to be undertaken by PwC; (5) reviewing the scope of the annual external and internal audit plans; (6) reviewing and discussing with management and PwC Baxter’s financial statements
(audited and unaudited), as well as earnings press releases and related information, prior to their filing or release; (7) overseeing legal and regulatory compliance as it relates to financial matters; (8) overseeing Baxter’s response to cybersecurity incidents involving the company’s IT systems or products and services; (9) holding separate executive sessions with PwC, internal audit and management; (10) reviewing guidelines and policies governing the process by which Baxter assesses and manages risk; (11) reviewing updates on the company's directors' and officers' and property liability insurance policies and related matters; and (12) approving certain financing matters, proposed corporate transactions and capital expenditures.
Management is responsible for the preparation, presentation and integrity of Baxter’s consolidated financial statements and Baxter’s internal control over financial reporting. PwC is responsible for performing an independent integrated audit of Baxter’s consolidated financial statements and of the effectiveness of Baxter’s internal control over financial reporting in accordance with standards of the Public Company Accounting
Oversight Board (PCAOB). PwC also reviews Baxter’s interim financial statements in accordance with the applicable auditing standards. Ultimately, it is the Audit Committee’s responsibility to monitor and oversee these processes on behalf of the Board. The Audit Committee met nine times in 2024, which included discussions with
PwC and internal audit, both privately and with management present, and sessions with legal counsel.
In fulfilling its duties, the Audit Committee has reviewed and discussed with management Baxter’s audited financial statements included in the 2024 Form 10-K as well as Baxter’s interim financial statements included in the company’s 2024 Quarterly Reports on Form 10-Q, in all cases including discussions of the accompanying footnotes and related Management’s Discussion and Analysis of Financial Condition and Results of Operations.
These reviews included, among other things, a discussion of Baxter’s critical accounting policies; the reasonableness of significant financial reporting judgments, including the quality (not just the acceptability) of the company’s accounting principles; the effectiveness of the company’s internal control over financial reporting;
corrected and uncorrected misstatements noted by PwC during its audit of the company’s annual financial statements and review of the company’s interim financial statements; and the potential effects of changes in accounting regulation and guidance on the company’s financial statements. In 2024, these reviews also included matters related to the proposed separation of the company's Kidney Care business.
In addition, in connection with its review of the company’s annual audited financial statements, the Audit
Committee has discussed with PwC the matters required to be discussed by the applicable requirements of the
PCAOB and the SEC, has received and reviewed the written disclosures and letter from PwC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with PwC its independence, including whether the non-
audit services provided by PwC to Baxter are compatible with maintaining PwC’s independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that
Baxter’s audited financial statements referred to above be included in the 2024 Form 10-K for filing with the SEC.
Respectfully submitted,
The Audit Committee
Jeffrey A. Craig (Chair)
Patricia B. Morrison
Cathy R. Smith

investor.baxter.com

Audit Matters	87

Audit and Non-Audit Fees
The table set forth below lists the fees billed to Baxter by PwC for audit services rendered in connection with the integrated audits of Baxter’s consolidated financial statements for the years ended December 31, 2024 and 2023 and fees billed for other services rendered by PwC during these periods.

	2024	2023
	(Dollars in thousands)
Audit Fees	$14,137	$12,490
Audit-Related Fees	2,395	9,775
Tax Fees	651	626
All Other Fees	4	18
Total	$17,301	$22,909
Audit Fees include fees for services performed by PwC relating to the integrated audit of Baxter’s consolidated annual financial statements and internal control over financial reporting, the review of financial statements included in the company’s quarterly reports on Form 10-Q, statutory audits and related regulatory filings. The audit fees in 2024 were higher than 2023 primarily due to audit procedures related to the sale of the company's
Kidney Care business, including the related discontinued operations presentation.
Audit-Related Fees include fees for assurance and related services performed by PwC that are reasonably related to the performance of the audit or review of the financial statements, including policy and contractual compliance services. In 2024, the fees primarily related to carve-out audits of the company's Kidney Care business and related regulatory filings in connection with the recent sale of the Kidney Care business.
Tax Fees include fees for services performed by PwC for tax compliance, tax advice and tax planning. Of these amounts, approximately $0.3 million in each of 2024 and 2023 was related to direct and indirect tax compliance services, including transfer pricing support and tax return preparation. Fees for tax consulting services of approximately $0.4 million in each of 2024 and 2023 was related to international, federal, state and local tax planning, assistance with tax controversy matters and other tax consultations.
All Other Fees include fees for all other services performed by PwC.
Pre-Approval of Audit and Permissible Non-Audit Fees
The Audit Committee must pre-approve the engagement of the independent registered public accounting firm to audit the company’s consolidated financial statements. Prior to the engagement, the Audit Committee reviews and approves a list of services expected to be rendered during that year by the independent registered public accounting firm. Reports on projects and services are presented to the Audit Committee on a regular basis.
The Audit Committee has established a pre-approval policy for engaging the independent registered public accounting firm for other audit and permissible non-audit services. Under the policy (which is reviewed at least annually, with any recommended changes subject to Audit Committee approval), the Audit Committee has identified specific audit, audit-related, tax and other services that may be performed by the independent registered public accounting firm. The engagement for these services specified in the policy requires the further, separate pre-approval of the chair of the Audit Committee or the entire Audit Committee if specific dollar thresholds set forth in the policy are exceeded. Any project approved by the chair under the policy must be reported to the Audit Committee at the next meeting. Services not specified in the policy, as well as the provision of internal control-related services by the independent registered public accounting firm, require separate pre-
approval by the Audit Committee.
All audit, audit-related, tax and other services provided by PwC in 2024 were approved by the Audit Committee in accordance with its pre-approval policy.

| 2025 Annual Meeting of Stockholders and Proxy Statement

88	Ownership of Baxter Stock

Ownership of Baxter Stock

Security Ownership by Directors and Executive Officers
Except as set for the below, the following table sets forth information as of February 27, 2025 regarding beneficial ownership of Baxter common stock by NEOs and directors.

Name of Beneficial Owner	Shares of Common Stock[1]	Shares Under Exercisable Options[2]
Directors:
Mr. Ampofo	10,066	—
Mr. Craig	3,472	—
Ms. Morrison	15,758	—
Dr. Oesterle	28,522	1,060
Mr. Rusckowski	9,270	—
Ms. Schlichting	787	—
Mr. Shafer[3]	89,841	—
Ms. Smith	23,048	17,868
Ms. Wendell	24,009	17,116
Dr. Wilkes	2,832	—
Named Executive Officers:
Mr. Almeida[4]	570,016	3,040,273
Mr. Grade	93,096	34,091
Ms. Knight	158,621	166,127
Mr. Sonig	113,107	59,712
Mr. Toth[5]	105,186	—
All directors and executive officers as a group (17 persons)3-6	1,050,732	1,038,827
1.Includes shares over which the person held voting and/or investment power as of February 27, 2025. Pursuant to Baxter’s
Directors’ Deferred Compensation Plan, a non-employee director may elect to defer the receipt of all of his or her shares of common stock that he or she is entitled to receive as an annual grant of fully vested common stock for his or her service on the Board, and as a result, this table does not reflect such deferrals as being beneficially owned for those directors who have elected deferral. None of the holdings (including the holdings of all directors and executive officers as a group) represents holdings of more than 1% of Baxter’s outstanding common stock based on shares outstanding as of February 13, 2025, as set forth in the 2024 Form 10-K.
2.Amount of shares includes options that are exercisable as of February 27, 2025 and options which become exercisable within 60 days thereafter.
3.Mr. Shafer was appointed as Chair and Interim CEO on the CEO Transition Date.
4.All information for Mr. Almeida set forth in this table is as of the CEO Transition Date., the date on which he stopped serving as Chair, President and CEO.The total number of shares includes 324,976 shares not held directly by Mr. Almeida as of the
CEO Transition Date but in a revocable trust for which he serves as trustee.
5.All information for Mr. Toth set forth in this table is as of January 31, 2025, the date of the Kidney Care sale and the date on which he stopped serving as an executive officer of the company.
6.Share ownership of the former executives, Mr. Almeida and Mr. Toth, is not included in the total of shares owned by all directors and executive officers as a group.

investor.baxter.com

Ownership of Baxter Stock	89

Security Ownership by Certain Beneficial Owners
The following entities were the only persons known to Baxter to be the beneficial owners of more than five percent of Baxter common stock, based on public filings made with the SEC (as described below):

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class[1] (%)
The Vanguard Group[2] 100 Vanguard Blvd. Malvern, PA 19355	60,155,132	11.8%
BlackRock, Inc.[3] 50 Hudson Yards New York, NY 10001	59,678,841	11.7%
Dodge & Cox[4] 555 California Street, 40th Floor San Francisco, CA 94104	51,581,409	10.1%
Pzena Investment Management LLC[5] 320 Park Avenue, 8th Floor. New York, NY 10022	32,468,070	6.3%
1.Based on shares outstanding as of February 13, 2025, as set forth in the 2024 Form 10-K.
2.Based solely on Amendment No.10 to Schedule 13G filed with the SEC on February 13, 2024, The Vanguard Group has sole voting power with respect to none of the reported shares, shared voting power with respect to 628,382 of the reported shares, sole dispositive power with respect to 57,933,960 of the reported shares and shared dispositive power with respect to 2,221,172 of the reported shares.
3.Based solely on Amendment No.10 to Schedule 13G filed with the SEC on January 23, 2024, BlackRock, Inc. has sole voting power with respect to 56,047,721 of the reported shares, shared voting power with respect to none of the reported shares, sole dispositive power with respect to all of the reported shares and shared dispositive power with respect to none of the reported shares. As reported on the amended Schedule 13G, a portion of the reported shares are also beneficially owned by the subsidiaries set forth on Exhibit A to the amended Schedule 13G.
4.Based solely on Amendment No.3 to Schedule 13G filed with the SEC on March 7, 2025, Dodge & Cox has sole voting power with respect to 48,813,709 of the reported shares, shared voting power with respect to none of the reported shares, sole dispositive power with respect to all of the reported shares and shared dispositive power with respect to none of the reported shares.
5.Based solely Schedule 13G filed with the SEC on October 21, 2024, Pzena Investment Management LLC has sole voting power with respect to 27,014,920 of the reported shares, shared voting power with respect to none of the reported shares, sole dispositive power with respect to all of the reported shares and shared dispositive power with respect to none of the reported shares.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the company’s executive officers and directors and persons who own more than 10% of Baxter common stock to file initial reports of ownership and changes in ownership with the
SEC. Based solely on the company’s review of the reports that have been filed by or on behalf of such persons in this regard and written representations from the company's executive officers and directors, the company believes that all reports required by Section 16(a) of the Exchange Act were filed on a timely basis during or with respect to 2024.

| 2025 Annual Meeting of Stockholders and Proxy Statement

90	Stockholder Proposal

Stockholder Proposal

Executives to Retain Significant Stock
Baxter has been advised that John Chevedden will present the following resolution at the Annual Meeting. Baxter has also been advised that Mr. Chevedden is owner of at least 60 shares of Baxter common stock. Baxter will furnish the address of Mr.
Chevedden promptly upon oral or written request. After thoughtful consideration, the Board of Directors recommends that you vote AGAINST this proposal for the reasons set forth in the Board of Directors’ statement that follows the proposal.
In accordance with the rules of the SEC, the proposal and supporting statement are being reprinted as they were submitted to Baxter’s Corporate Secretary by the proponent. Baxter takes no responsibility for them.
The Board recommends a vote AGAINST this stockholder proposal. Proxies solicited by the Board will be voted AGAINST this proposal unless otherwise instructed.

Stockholder Proposal
Proposal 4 – Executives to Retain Significant Stock
Shareholders ask the Baxter Board of Directors to adopt a policy requiring the 5 Baxter International named executive officers to retain a significant percentage of stock acquired through equity pay programs until reaching normal retirement age and to report to shareholders regarding the policy in our Company’s next annual meeting proxy. For the purpose of this policy, normal retirement age would be an age of at least 60 and be determined by our executive pay committee. Shareholders recommend a share retention percentage requirement of 30% of net after-tax shares.
This single unified policy shall prohibit hedging transactions for shares subject to this policy which are not sales but reduce the risk of loss to the executive. Otherwise our directors might be able to avoid the impact of this proposal. This policy shall supplement any other share ownership requirements that have been established for senior executives, and should be implemented without violating current company contractual obligations or the terms of any current pay or benefit plan. The Board is encouraged to obtain waivers of any current pay or benefit plan for senior executives that might delay implementation of this proposal.
Requiring senior executives to hold a significant portion of stock obtained through executive pay plans would focus our executives on our company’s long-term success. A Conference Board Task Force report stated that hold-to-retirement requirements give executives “an ever-growing incentive to focus on long-term stock price performance.”
This proposal topic is all the more important at Baxter due to the recent poor stock performance. Baxter stock has fallen from $83 in 2019. Additionally executive pay was rejected by 22% of shares in 2023 when a 5%
rejection is often the norm at well performing companies.

investor.baxter.com

Stockholder Proposal	91

Plus Baxter does not have an independent Board Chairman and the Baxter Board of Directors refused to allow shareholders to cast an advisory vote on Baxter adopting an independent Board Chairman in 2024 in spite of shareholders voting 54% in favor of this topic at an earlier Baxter annual meeting.
Please vote yes:
Executives to Retain Significant Stock – Proposal 4

| 2025 Annual Meeting of Stockholders and Proxy Statement

92	Stockholder Proposal

Board of Directors’ Statement Opposing the Stockholder Proposal
The Board has carefully considered the proposal and the fact that a similar proposal has been rejected by
Baxter’s stockholders in 2023 and 2024, and recommends that stockholders vote AGAINST the proposal for the following reasons:
The Board has carefully evaluated the appropriate stock ownership requirements for all executive officers.
The Board remains committed to maintaining strong corporate governance practices and protecting stockholders’
interests. The Board understands that Baxter’s stockholders view stock retention as an important measure to help hold executives accountable, and Baxter’s robust stock ownership guidelines already require all executive officers to hold significant amounts of shares:
•The CEO is required to achieve ownership of Baxter common stock valued at a minimum of six times annual base salary within five years of appointment; and
•Each other executive officer (including all of Baxter’s NEOs who would be covered by this proposal)
is required to achieve ownership of Baxter common stock valued at a minimum of four times annual base salary within five years of becoming an executive officer.
Baxter’s current stock ownership guidelines are rigorous, periodically reviewed by the CHC Committee and carefully designed to ensure long-term focus and appropriate levels of risk-taking by the company’s executive and corporate officers, which helps supports sustainable long-term stockholder return while enabling Baxter to attract and retain talented executives. As of December 31, 2024, each of the NEOs who is still serving as an executive officer with the company had met his or her ownership requirements or, using reasonable assumptions, was on track to achieve his or her stock ownership objective within the prescribed time frame.
Baxter’s current executive compensation program appropriately aligns executives’ interests with the company’s and stockholders’ long-term interests.
The Board believes that Baxter’s emphasis on long-term incentive grants motivates executives to drive the long-
term performance of the company and aligns their long-term interests with those of stockholders. For this reason, a significant majority of executive pay is variable and only delivered if specific annual and long-term performance requirements are met. For example, in 2024, the CEO’s compensation was 92% variable, depending on performance-based elements, and Baxter’s NEOs’ compensation, collectively, excluding the CEO, was 85%
variable, depending on performance-based elements. Accordingly, at any particular time, company executives hold significant unvested equity awards, which helps to align their interests with those of the company’s stockholders.
Further, the Board believes the proposed retention policy’s prohibition against executive officers entering into hedging transactions for shares subject to the policy is unnecessary as Baxter already prohibits such hedging transactions and has other rigorous governance practices in place, such as a prohibition on short sales, entering into any derivative (e.g., purchasing, selling or writing put or call options, forward contracts or swap agreements)
and pledging company stock. Baxter also has a Mandatory Clawback Policy, which complies with NYSE requirements, and a Compensation Recoupment Policy, which goes beyond NYSE requirements. Baxter’s executive compensation program is structured to appropriately motivate and reward executives to achieve
Baxter’s long-term objectives and build sustained stockholder value. The proposal would place excessive restrictions on CHC Committee’s ability to design a compensation program that drives long-term value.

investor.baxter.com

Stockholder Proposal	93

The proposal is overly prescriptive and would put Baxter at a competitive disadvantage for attracting and retaining top executive talent, would create an administrative burden on Baxter without commensurate value to stockholders and fails to enhance corporate governance.
The Board believes that the proposed stock ownership requirements are not necessary and would put Baxter at a competitive disadvantage for recruiting and retaining talented executives. Experienced executives in the healthcare industry are in high demand, and the competition for talent has become increasingly intense. Baxter’s stock ownership guidelines and retention requirements are consistent with market practice, whereas the stock retention policy in the proposal, which requires Baxter’s NEOs to retain a significant percentage of stock acquired through equity pay programs until reaching normal retirement age, is not market practice. Further, the proposed retention policy penalizes executives that have been with Baxter the longest, as the number of shares such executives would be required to retain are greater as compared to executives that have recently joined Baxter.
Requiring executives to hold additional shares (above what is required by the company’s stock ownership guidelines) would be burdensome to the executives, impact Baxter’s ability to attract and retain top executive talent, and not provide additional incentives.
Further, Baxter’s NEOs are subject to change year-to-year. For example, since 2020, the named executive officers have differed each year, largely due to new appointments and voluntary departures. This proposal would effectively place different stock retention requirements on certain executives every year, which would be difficult for Baxter to administer. Instead, the Board believes Baxter’s current robust stock ownership requirements, which are applied consistently each year, provide meaningful stock ownership and retention requirements at a low administrative cost for Baxter to implement.
In short, given Baxter’s current stock ownership guidelines, governance policies, demonstrated openness and commitment to stockholder responsiveness and accountability, the Board believes this proposal is not necessary and does not provide additional benefit to the company's stockholders. The proposal, in contrast, fails to strike a reasonable balance between aligning the interests of stockholders and management and motivating desired management behavior. It would, therefore, unnecessarily damage Baxter’s ability to attract and retain talent and would create an unnecessary administrative burden on Baxter, thereby wasting company resources without commensurate benefit to the company’s stockholders. Moreover, Baxter’s stockholders considered, and rejected, a similar proposal in 2023 and 2024 with support for the proposal declining year over year. This indicates that
Baxter’s stockholders remain generally supportive of the Board’s position on this proposal and current executive compensation structure.
The Board of Directors recommends a vote “AGAINST” this proposal.

| 2025 Annual Meeting of Stockholders and Proxy Statement

94	General Information

General Information

Questions and Answers about the Annual Meeting
Q:Who is entitled to vote?
A:All record holders of Baxter common stock as of the close of business on March 13, 2025 are entitled to vote. On that day, approximately 512,924,066 shares were outstanding. Each share is entitled to one vote on each matter presented at the Annual Meeting.
Q:How do I vote?
A:Baxter offers registered stockholders three ways to vote, other than by virtually attending the Annual Meeting and voting through the online platform:
•By Internet, following the instructions on the Notice or the proxy card;
•By telephone, using the telephone number printed on the proxy card; or
•By mail (if you received your proxy materials by mail), using the enclosed proxy card and return envelope.
Q:How do I participate in the Annual Meeting?
A:To provide a safe, convenient and cost-efficient experience to all stockholders regardless of location, the
Annual Meeting will be held only in a virtual format. Please refer to “—Other Information—Attending the
Annual Meeting” for more information.
Q:How do I vote shares that are held by my broker?
A:If you have shares held by a broker or other nominee, you may instruct your broker or other nominee to vote your shares by following instructions that your broker or nominee provides to you. Most brokers offer voting by mail, telephone and the Internet.
Q:What does it mean to vote by proxy?
A:It means that you give someone else the right to vote your shares in accordance with your instructions. In this way, you ensure that your vote will be counted even if you are unable to attend the Annual Meeting. If you give your proxy but do not include specific instructions on how to vote, the individuals named as proxies will vote your shares in accordance with the following recommendations of the Board:

Company Proposals	Board Recommendation
• Proposal 1—Election of Directors	FOR
• Proposal 2—Advisory Vote to Approve Named Executive Officer Compensation for 2024	FOR
• Proposal 3—Ratification of Appointment of Independent Registered Public Accounting Firm for 2025	FOR
Stockholder Proposal	Board Recommendation
• Proposal 4—Executives to Retain Significant Stock	AGAINST

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General Information	95

Q:What if I submit a proxy and later change my mind?
A:If you have given your proxy and later wish to revoke it, you may do so by giving written notice to the
Corporate Secretary, submitting another proxy bearing a later date (in any of the permitted forms), or voting online during the Annual Meeting.
Q:What happens if other matters are raised at the Annual Meeting?
A:If other matters are properly presented at the Annual Meeting, the individuals named as proxies will have the discretion to vote on those matters for you in accordance with their best judgment. However, Baxter’s
Corporate Secretary has not received timely and proper notice from any stockholder of any other matter to be presented at the Annual Meeting.
Q:How is it determined whether a matter has been approved?
A:Assuming a quorum is present, the approval of the matters specified in the Notice of Annual Meeting of
Stockholders will be determined as follows:
•Each director nominee under Proposal 1 receiving a majority of votes cast (meaning, the number of votes cast “for” the director’s election exceeds the number of votes cast “against” his or her election) will be elected as a director; and
•Each other matter requires the affirmative vote of a majority of the shares of common stock, present virtually or represented by proxy, and entitled to vote on the matter at the Annual Meeting.
Q:Who will count the vote?
A:Baxter has engaged Broadridge Financial Solutions, Inc. (Broadridge) to serve as the tabulator of votes and a representative of Broadridge will serve as the Inspector of Election at the Annual Meeting.
Q:How do I find out the voting results?
A:Preliminary results are typically announced at the Annual Meeting. Final voting results will be reported on a
Form 8-K filed with the SEC following the Annual Meeting.
Q:What constitutes a quorum?
A:The holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present virtually or represented by proxy, constitutes a quorum. Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present.
Q:What are broker non-votes and what effect do they have?
A:Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders. If that happens, the nominees may vote those shares only on matters deemed “routine” by the NYSE, such as the ratification of the appointment of the company’s independent registered public accounting firm. On “non-routine” matters, nominees cannot vote unless they receive voting instructions from beneficial owners, resulting in so called “broker non-votes.”
The items being considered at the Annual Meeting, except for “Proposal 3—Ratification of Appointment of
Independent Registered Public Accounting Firm for 2025,” are considered “non-routine” matters.
Broker non-votes will have no impact on “Proposal 1—Election of Directors,” “Proposal 2—Advisory Vote to
Approve Named Executive Officer Compensation for 2024,” or “Proposal 4—Executives to Retain Significant
Stock.”

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96	General Information

Q:What effect does an abstention have?
A:Abstentions or directions to withhold authority will have no effect on the outcome of Proposal 1. Abstentions will have the same effect as a vote against any of the other matters specified in the Notice of Annual Meeting of Stockholders.
Q:What is “householding” and how does it affect me?
A:Baxter has adopted “householding,” a procedure under which stockholders of record who have the same address and last name and do not receive proxy materials electronically will receive a single Notice of
Internet Availability of Proxy Materials or set of proxy materials, unless one or more of these stockholders notifies the company that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. This procedure can result in significant savings to the company by reducing printing and postage costs and reduces the environmental impact of the Annual
Meeting.
If you participate in householding and wish to receive a separate Notice of Internet Availability of Proxy
Materials or set of proxy materials, or if you wish to receive separate copies of future notices, annual reports and proxy statements, please call 1-866-540-7095 or write to: Broadridge, Householding Department, 51
Mercedes Way, Edgewood, New York 11717. The company has instructed Broadridge to deliver requested documents to a requesting stockholder of record promptly upon receipt of a related request.
Any stockholders of record who share the same address and currently receive multiple copies of proxy materials who wish to receive only one copy of these materials per household in the future may contact
Broadridge at the address or telephone number listed above. If you hold your shares through a broker, bank or other nominee, please contact your broker, bank, or other nominee to request information about householding.
Q:What shares are covered by the proxy card?
A:The proxy card covers all shares held by you of record (registered in your name). If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from your broker, bank or other nominee describing how to vote your shares.
Q:Does the company offer an opportunity to receive future proxy materials electronically?
A:Yes. If you wish to receive future proxy materials over the Internet instead of receiving copies in the mail, follow the instructions provided when you vote through the Internet. If you vote by telephone, you will not have the option to elect electronic delivery while voting.
If you elect electronic delivery, the company will discontinue mailing the proxy materials to you beginning next year and will send you an e-mail message notifying you of the Internet address or addresses where you may access next year’s proxy materials and vote your shares. You may discontinue electronic delivery at any time.
Q:What are the benefits of electronic delivery?
A:Electronic delivery reduces the company’s printing and mailing costs as well as the environmental impact of the Annual Meeting. It is also a convenient way for you to receive your proxy materials and makes it easy to vote your shares over the Internet.

investor.baxter.com

General Information	97

Other Information
Attending the Annual Meeting
The Annual Meeting will be held virtually on Tuesday, May 6, 2025 at 9 a.m., Central Time. Online access to the
Annual Meeting will begin at 8:45 a.m., Central Time. To provide a safe, convenient and cost-efficient experience to all stockholders regardless of location, the Annual Meeting will be held only in a virtual format. You can attend the Annual Meeting by accessing www.virtualshareholdermeeting.com/BAX2025 and entering the 16-digit control number on the proxy card or Notice of Internet Availability of Proxy Materials you previously received. If you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number or otherwise attend through the broker or nominee. If you have other questions about attending the Annual Meeting, please contact
Investor Relations at 224-948-3020 or Global_CORP_Investor_Relations@baxter.com.
Asking Questions
If you wish to submit a question, you may do so in two ways. If you want to ask a question before the Annual
Meeting, then beginning on April 22, 2025 and until 11:59 p.m., Central Time, on May 5, 2025, you may log into
www.proxyvote.com and enter your 16-digit control number. Once past the login screen, click on “Question for
Management,” type in your question and click “Submit.” Alternatively, you will be able to submit questions live during the Annual Meeting by accessing the meeting at www.virtualshareholdermeeting.com/BAX2025, typing your question into the “Ask a Question” field and clicking “Submit.”
Only questions pertinent to Annual Meeting matters will be answered during the Annual Meeting. If any questions pertinent to Annual Meeting matters cannot be answered during the Annual Meeting due to time constraints, the company will post and answer a representative set of these questions online at https://investor.baxter.com. The questions and answers will be available as soon as reasonably practicable after the Annual Meeting and will remain available until one week after posting.
Voting Shares at the Virtual Meeting
If you have not voted your shares prior to the Annual Meeting, you will be able to vote your shares electronically at the Annual Meeting by clicking “Vote Here” on the Annual Meeting website. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote your shares prior to the Annual Meeting by one of the methods described in the proxy statement.
Attending the Virtual Meeting as a Guest
If you would like to attend the Annual Meeting as a guest in listen-only mode, please access
www.virtualshareholdermeeting.com/BAX2025 and enter the information requested on the screen. Please note you will not have the ability to ask questions or vote during the Annual Meeting if you participate as a guest.
Stockholder Proposals for the 2026 Annual Meeting
Any stockholder who intends to present a proposal at the 2026 annual meeting and who wishes to have a proposal included in Baxter’s proxy statement for that annual meeting, must deliver the proposal to the Corporate
Secretary. All such proposals must be received by the Corporate Secretary no later than November 25, 2025 and must satisfy the rules and regulations of the SEC to be eligible for inclusion in the proxy statement for that meeting.
To be eligible for consideration at the 2026 annual meeting, any proposal that is a proper subject for consideration which has not been submitted by the deadline for inclusion in the proxy statement (as set forth above) must comply with the procedures specified in Baxter’s Bylaws. These procedures require, among other things, that notice of any such proposal be received by the Corporate Secretary no earlier than January 6, 2026

| 2025 Annual Meeting of Stockholders and Proxy Statement

98	General Information

and no later than February 5, 2026 and contain all of the information required to be included in such notice under the Bylaws.
All submissions to, or requests of, the Corporate Secretary should be made to Baxter’s principal executive offices at One Baxter Parkway, Deerfield, Illinois 60015.
Nominations of Individuals for Election as Directors at the 2026 Annual Meeting
A stockholder or group of up to 20 stockholders who have continuously owned Net Long Shares (as defined in
Baxter's Bylaws) representing at least 3% of Baxter’s common stock for at least three years have the ability to submit director nominees (up to the greater of two and 20% of the Board) for inclusion in the related proxy statement if the stockholder(s) and the nominee(s) satisfy the requirements specified in the proxy access provision of Baxter’s Bylaws. Notice of any such nomination must be received by the Corporate Secretary no earlier than October 26, 2025 and no later than November 25, 2025 and contain all of the information required to be included in any Access Notice (as defined in Baxter's Bylaws).
To be eligible for consideration at the 2026 annual meeting, any nomination for director that is made outside of the proxy access procedures (as described above) must comply with the procedures specified in Baxter’s
Bylaws. These procedures require, among other things, that notice of any such nomination be received by the
Corporate Secretary no earlier than January 6, 2026 and no later than February 5, 2026 and contain all of the information required to be included in such notice under Baxter's Bylaws.
In addition to satisfying the foregoing requirements under Baxter’s Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Baxter’s nominees must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under
Baxter’s Bylaws.
All submissions to, or requests of, the Corporate Secretary should be made to Baxter’s principal executive offices at One Baxter Parkway, Deerfield, Illinois 60015.
Cost of Proxy Solicitation
Baxter will bear the costs of soliciting proxies. Copies of proxy solicitation materials will be mailed to stockholders and employees of Baxter may communicate with stockholders to solicit their proxies. Banks, brokers and others holding stock in their names, or in the names of nominees, may request and forward copies of the proxy solicitation material to beneficial owners and seek authority for execution of proxies and Baxter will reimburse them for their expenses.
In addition, Baxter has retained D.F. King & Co., Inc. to assist in the distribution and solicitation of proxies. Baxter has agreed to pay D.F. King & Co., Inc. a fee of approximately $22,000 plus other solicitation-related expenses.
Transfer Agent and Registrar
Correspondence concerning Baxter commonstock holdings or lost or missing certificates or dividend checks should be directed to: Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, (888)
359-8645.
Forward-Looking Statements
The proxy statement contains forward-looking statements. Forward-looking statements are based on our current assumptions regarding future business and financial performance and various strategic and operational initiatives and actions. These statements by their nature address matters that are uncertain to different degrees. Words such as “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,”
“seeks,” “intends,” “evaluates,” “pursues,” “anticipates,” “continues,” “designs,” “impacts,” “affects,” “forecasts,”

investor.baxter.com

General Information	99

“target,” “outlook,” “initiative,” “objective,” “designed,” “priorities,” “goal,” or the negative of those words or other similar expressions may identify forward-looking statements that represent the company’s current judgment about possible future events, although not all forward-looking statements contain such words. These forward-
looking statements are based on certain assumptions and analyses made in light of Baxter’s experience and perception of historical trends, current conditions, and expected future developments as well as other factors that it believes are appropriate in the circumstances. While these statements represent the company’s judgment on what the future may hold, and the company believes these judgments are reasonable, these statements are not guarantees of any events or financial results. Whether actual future results and developments will conform to expectations and predictions is subject to a number of risks and uncertainties, including those described in the
2024 Form 10-K, many of which are beyond the company’s control. Further, other unknown or unpredictable factors could also have material adverse effects on future results. Any forward-looking statement in the proxy statement speaks only as of the date on which it is made. Except as required by law, Baxter assumes no obligation, and expressly disclaims any obligation, to update or revise any forward-looking statements included in the proxy statement to reflect the impact of circumstances or events that may arise after the date the forward-
looking statements were made.
Websites
References to Baxter’s website or other links to its publications or other information are provided for the convenience of the company’s stockholders. None of the information or data included on its websites or accessible at these links is incorporated into, and will not be deemed to be a part of, the proxy statement or any of the company’s other filings with the SEC.

BAXTER INTERNATIONAL INC
ONE BAXTER PARKWAY
DEERFIELD, IL 60015

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 5, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BAX2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on May 5, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V64541-P24716 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

BAXTER INTERNATIONAL INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. William A. Ampofo II	☐	☐	☐
1b. Jeffrey A. Craig	☐	☐	☐
1c. Patricia B. Morrison	☐	☐	☐
1d. Stephen N. Oesterle, M.D.	☐	☐	☐
1e. Stephen H. Rusckowski	☐	☐	☐
1f. Nancy M. Schlichting	☐	☐	☐
1g. Brent Shafer	☐	☐	☐
1h. Cathy R. Smith	☐	☐	☐
1i. Amy A. Wendell	☐	☐	☐
1j. David S. Wilkes, M.D.	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. Advisory Vote to Approve Named Executive Officer Compensation for 2024	☐	☐	☐
3. Ratification of Appointment of Independent Registered Public Accounting Firm for 2025	☐	☐	☐
The Board of Directors recommends you vote AGAINST proposal 4.	**For**	**Against**	**Abstain**
4. Stockholder Proposal - Executives to Retain Significant Stock	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

BAXTER INTERNATIONAL INC.
2025 Annual Meeting of Stockholders

May 6, 2025
9:00 a.m. Central Daylight Time
www.virtualshareholdermeeting.com/BAX2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com.

V64542-P24716

BAXTER INTERNATIONAL INC.
Annual Meeting of Stockholders
May 6, 2025 9:00 AM Central Daylight Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Brent Shafer, David Rosenbloom and Ellen Bradford, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of BAXTER INTERNATIONAL INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, CDT on May 6, 2025, held virtually at www.virtualshareholdermeeting.com/BAX2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side